AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2009

SECURITIES ACT FILE NO. 333-158137

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

DWS INTERNATIONAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

212-454-6778

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

One Beacon Street

Boston, Massachusetts 02108

(Name and Address of Agent for Service)

With copies to:

Thomas R. Hiller, Esq.

Ropes & Gray

One International Place

Boston, MA 02110

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (par value $0.01 per share) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Japan Equity Fund

Q&A

Q What is happening?

A DWS Investments is proposing to merge DWS Japan Equity Fund into DWS International Value Opportunities Fund.

Q What issue am I being asked to vote on?

A You are being asked to vote on the proposal to merge DWS Japan Equity Fund into DWS International Value Opportunities Fund.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DWS Investments believes the proposed merger is in the best interests of DWS Japan Equity Fund for several reasons. DWS Investments advised the Board that DWS Japan Equity Fund’s narrow geographic focus presents limited opportunities to attract new investments to the Fund. As a result, DWS Japan Equity Fund is facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. In light of the significant decline of asset flows into actively managed country-specific funds such as DWS Japan Equity Fund, DWS Investments has advised the Board that it no longer wishes to manage a Japan-only open-end fund such as DWS Japan Equity Fund. Further, the fund’s subadviser, Deutsche Asset Management (Japan) Limited (“DeAMJ”) plans to terminate its sub-advisory agreement with DWS Japan Equity Fund during the first half of 2009 due to changes in portfolio management personnel in Japan.

Q&A continued

Given these considerations, and in order to provide shareholders with a continuity of investment of non-U.S. equity securities within the DWS fund family, DWS Investments believes that a merger into DWS International Value Opportunities Fund is the best alternative for shareholders of DWS Japan Equity Fund. Among other benefits, the merger would result in lower management fees and lower operating expenses for shareholders of DWS Japan Equity Fund.

Although both funds invest in equity securities of companies in developed economies, because DWS International Value Opportunities Fund pursues investment opportunities in a wide range of foreign countries, there are significant differences in the portfolios of DWS Japan Equity Fund and DWS International Value Opportunities Fund. If the merger is approved by shareholders, DWS Investments expects that substantially all of the portfolio assets of DWS Japan Equity Fund will be liquidated after shareholder approval and prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with DWS International Value Opportunities Fund’s current implementation of its investment objective, policies, restrictions and strategies. The repositioning of DWS Japan Equity Fund prior to the merger will involve transaction costs which will be borne by DWS Japan Equity Fund subject to an expense cap agreed to by Deutsche Investment Management Americas Inc. (“DIMA”), DWS Japan Equity Fund’s investment adviser. Pursuant to the expense cap, DIMA will pay any one-time merger costs, including the transaction costs associated with repositioning DWS Japan Equity Fund’s portfolio, to the extent those costs exceed the estimated cost savings expected to be realized by shareholders of DWS Japan Equity Fund at the time of the merger during the one-year period following the proposed merger. See page [    ] of the enclosed Prospectus/Proxy Statement for more information regarding the costs of the merger and DIMA’s agreement to cap expenses.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless tax counsel provides an opinion to that effect. However, it is expected that DWS Japan Equity Fund will sell substantially all of its portfolio assets

Q&A continued

in connection with the merger, and if the Fund recognizes capital gains in these sales on a net basis, it will distribute to shareholders those gains. You may be subject to tax on any distributions made to you. At this time, DWS Japan Equity Fund does not expect to distribute any such gains to shareholders. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon the merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. However, the number of shares you own will likely change as a result of the merger because your shares will be exchanged at the net asset value per share of DWS Japan Equity Fund, which will probably be different from the net asset value per share of DWS International Value Opportunities Fund.

Q When would the merger take place?

A If approved, the merger would occur on or about July 20, 2009, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

Q&A continued

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system?

A Yes. You will be able to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-866-953-5820.

DWS JAPAN EQUITY FUND

A Message from the President

                    , 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Japan Equity Fund, a series of DWS Investors Funds, Inc. (“Japan Equity Fund”). While you are, of course, welcome to join us at the Japan Equity Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Japan Equity Fund to DWS International Value Opportunities Fund (“International Value Fund”), in exchange for shares of International Value Fund and the assumption by International Value Fund of all the liabilities of Japan Equity Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Japan Equity Fund in complete liquidation and termination of Japan Equity Fund.

DWS Investments believes the proposed merger is in the best interests of DWS Japan Equity Fund for several reasons. DWS Investments believes that DWS Japan Equity Fund’s narrow geographic focus presents limited opportunities to attract new investments to the Fund. As a result, DWS Japan Equity Fund is facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. In light of the significant decline of asset flows into actively managed country-specific funds such as DWS Japan Equity Fund, DWS Investments has advised the Board that it no longer wishes to manage a Japan-only open-end fund such as DWS Japan Equity Fund. Further, the fund’s subadviser, Deutsche Asset Management (Japan) Limited (“DeAMJ”) plans to terminate its sub-advisory agreement with DWS Japan Equity Fund during the first half of 2009 due to changes in portfolio management personnel in Japan. Given these considerations, and in order to provide shareholders with a continuity of investment of non-U.S. equity securities within the DWS fund family, DWS Investments believes that a merger into DWS International Value Opportunities Fund is the best alternative for shareholders of DWS Japan Equity Fund. Among other benefits, the merger would result in lower management fees and lower operating expenses for shareholders of DWS Japan Equity Fund. The Board of Directors of Japan Equity Fund has unanimously approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Japan Equity Fund’s participation in the proposed merger would be in the best interests of Japan Equity Fund and would not dilute the interests of its existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the third calendar quarter of 2009.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on International Value Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Japan Equity Fund’s proxy solicitor, at 1-866-953-5820 or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael Clark

President

DWS Japan Equity Fund

DWS JAPAN EQUITY FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of DWS Japan Equity Fund, a series of DWS Investors Funds, Inc. (“Japan Equity Fund”):

A Special Meeting of Shareholders of Japan Equity Fund will be held June 19, 2009 at 4:00 pm, Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Japan Equity Fund to DWS International Value Opportunities Fund (“International Value Fund”), in exchange for shares of International Value Fund and the assumption by International Value Fund of all the liabilities of Japan Equity Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Japan Equity Fund in complete liquidation and termination of Japan Equity Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Japan Equity Fund at the close of business on April 14, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting to a designated time, not more than 120 days after the record date, without notice with respect to the proposal to be considered, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment also may be submitted to a vote of the shareholders and, in such a case, the adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at, or receive notice of, the Meeting.

By order of the Board of Directors

John Millette

Secretary

                    , 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS JAPAN EQUITY FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendation on page     .

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., DWS Japan Equity Fund’s proxy solicitor, at the special toll-free number we have set up for you 1-866-953-5820 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

                    , 2009

Acquisition of the assets of:	By and in exchange for shares of:

DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.	DWS International Value Opportunities Fund, a series of DWS International Fund, Inc.
345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B and C Shares) 800-728-3337 (Class S Shares)	345 Park Avenue New York, NY 10154 800-621-1048 (Class A and C Shares) 800-728-3337 (Class S Shares)

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Japan Equity Fund, Inc. (“Japan Equity Fund”) into DWS International Value Opportunities Fund (“International Value Fund”). Japan Equity Fund and International Value Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Japan Equity Fund will receive a number of full and fractional shares of the corresponding class of International Value Fund equal in aggregate value as of the Valuation Time (as defined below on page     ) to the aggregate value of such shareholder’s Japan Equity Fund shares, with the exception of Class B shareholders of Japan Equity Fund who will receive a number of full and fractional Class A shares of International Value Fund equal in aggregate value as of the Valuation Time to the aggregate value of such shareholder’s Class B shares in Japan Equity Fund.

This Prospectus/Proxy Statement is being mailed on or about                     , 2009. It explains concisely what you should know before voting on the matter described herein or investing in International Value Fund, an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of International Value Fund dated December 1, 2008, as supplemented from time to time, for Class A and C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of International Value Fund dated December 1, 2008, as supplemented from time to time, for Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Japan Equity Fund dated December 1, 2008, as supplemented from time to time, for Class A, B and C shares;

(iv)	the prospectus of Japan Equity Fund dated December 1, 2008, as supplemented from time to time, for Class S shares;

(v)	the statement of additional information of Japan Equity Fund dated December 1, 2008, as supplemented from time to time, for Class A, B and C shares;

(vi)	the statement of additional information of Japan Equity Fund dated December 1, 2008, as supplemented from time to time, for Class S shares;

(vii)	the statement of additional information relating to the proposed merger, dated 2009 (the “Merger SAI”); and

(vii)	the audited financial statements and related independent registered public accounting firm’s report for Japan Equity Fund contained in the Annual Report for the fiscal year ended August 31, 2008.

No other parts of Japan Equity Fund’s Annual Report are incorporated by reference herein.

The financial highlights for International Value Fund contained in the Annual Report to shareholders for the fiscal year ended August 31, 2008, are attached to this Prospectus/Proxy Statement as Exhibit B.

Shareholders may get free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (1-800-728-3337 for Class S shares).

Like shares of Japan Equity Fund, shares of International Value Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Japan Equity Fund’s proxy solicitor, at 1-866-953-5820, or contact your financial advisor.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Japan Equity Fund is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which are referred to herein as a merger of Japan Equity Fund into International Value Fund. If approved by shareholders, all of the assets of Japan Equity Fund will be transferred to International Value Fund solely in exchange for the issuance and delivery to Japan Equity Fund of shares of International Value Fund (“Merger Shares”) with an aggregate value equal to the value of Japan Equity Fund’s assets net of liabilities and for the assumption by International Value Fund of all the liabilities of Japan Equity Fund. All Merger Shares delivered to Japan Equity Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Japan Equity Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my shares of Japan Equity Fund as a result of the merger?

Your shares of Japan Equity Fund will, in effect, be exchanged on a federal income tax-free basis for shares of the same class of International Value Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page     ), with the exception that Class B shareholders of Japan Equity Fund will receive Class A shares of International Value Fund with an equal aggregate net asset value as of the Valuation Time.

3.	Why has the Board of Japan Equity Fund recommended that shareholders approve the merger?

DWS Investments advised the Board that it believes that the proposed merger is in the best interests of DWS Japan Equity Fund for several reasons, noting in particular that DWS Japan Equity Fund’s narrow geographic focus presents limited opportunities to attract new investments to the Fund. As a result, DWS Japan Equity Fund is facing the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. In light of the significant decline of asset flows into actively managed country-specific funds such as DWS Japan Equity Fund, DWS Investments has advised the Board that it no longer wishes to manage a Japan-only open-end fund such as DWS Japan Equity Fund. Further, the fund’s subadviser, Deutsche Asset Management (Japan) Limited (“DeAMJ”) plans to terminate its sub-advisory agreement with DWS Japan Equity Fund during the first half of 2009 due to changes in portfolio management personnel in Japan. Given these considerations, and in order to provide shareholders with a continuity of investment of non-U.S. equity securities within the DWS fund family, DWS Investments believes that a merger into DWS International Value Opportunities Fund is the best alternative for shareholders of DWS Japan Equity Fund. Among other benefits, the merger would result in lower management fees and lower operating expenses for shareholders of DWS Japan Equity Fund. In determining to recommend that shareholders of Japan Equity Fund approve the merger, the Board considered, among others, the following factors:

•

The merger would be a tax-free reorganization for federal income tax purposes and would provide continuity of investment of non-U.S. equity securities within the DWS fund family for shareholders of Japan Equity Fund, including access to DWS Investments’ international equity investment expertise and preservation of shareholders’ exchange rights into other DWS funds;

•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Japan Equity Fund;

•

The estimated total operating expense ratios of Class A, Class C and Class S shares of the combined fund were expected to be equal to or lower than the current total operating expense ratios of the corresponding classes of Japan Equity Fund; and that Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”) has agreed to merge Class B shares of Japan Equity into Class A of International Value Fund and that the estimated total operating expense ratio of Class A shares of the combined fund was expected to be lower than the total operating expense ratio of Class B shares of Japan Equity Fund; and

•	Similarities and differences between Japan Equity Fund’s and International Value Fund’s investment objectives, policies and restrictions.

The Board has concluded that: (1) the merger is in the best interests of Japan Equity Fund and (2) the interests of the existing shareholders of Japan Equity Fund will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page     ) effecting the merger. For a complete discussion of the Board’s considerations please see “Information About the Proposed Merger—Background and Board’s Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

While not identical, the two Funds have similar investment objectives and techniques. Japan Equity Fund seeks high capital appreciation. International Value Fund seeks long-term capital appreciation, with current income as a secondary objective.

Japan Equity Fund normally seeks to achieve its objective by investing at least 80% of its assets, measured at the time a security is purchased, in Japanese equity securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). Japan Equity Fund invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter. Japan Equity Fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

International Value Fund normally invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which International Value Fund invests are based in the developed foreign countries that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”). International Value Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. Typically, International Value Fund would not hold more than 20% of its net assets in emerging markets. In implementing this overall strategy, International Value Fund may experience a high portfolio turnover rate. International Value Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. International Value Fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. Both Funds may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, Japan Equity Fund may use futures and options, including sales of covered put and call options. In addition, both Funds may lend their investment securities in an amount up to 33 1/3% of their total assets to approved institutional borrowers. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of February 28, 2009 and DWS Investments’ estimation of the portfolio composition of International Value Fund assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund)

Sector Diversification

	Japan Equity Fund	International Value Fund	International Value Fund— Estimated (assuming consummation of merger)(1)
Consumer Discretionary	16.0%	8.0%	8.0%
Consumer Staples	4.0%	5.0%	5.0%
Energy	1.0%	13.0%	13.0%
Financials	11.0%	10.0%	10.0%
Health Care	6.0%	12.0%	12.0%
Industrials	19.0%	23.0%	23.0%
Information Technology	15.0%	2.0%	2.0%
Materials	19.0%	7.0%	7.0%
Telecom Services	4.0%	10.0%	10.0%
Utilities	5.0%	10.0%	10.0%

Total	100.0%	100.0%	100.0%

(1)

Reflects DWS Investments’ estimation of the portfolio composition of International Value Fund subsequent to the merger, taking into account that prior to the merger, the investment portfolio of Japan Equity Fund will be liquidated and proceeds will be used to acquire other securities consistent with the current implementation of the investment objective, policies, restrictions and strategies of International Value Fund. There can be no assurance as to actual portfolio composition of International Value Fund subsequent to the merger.

Geographic Diversification

	Japan Equity Fund	International Value Fund	International Value Fund— Estimated (assuming consummation of merger)(1)
Europe (excluding the United Kingdom)	—	68.0%	68.0%
United Kingdom	—	20.0%	20.0%
Japan	100.0%	3.0%	3.0%
United States and Canada	—	1.0%	1.0%
Pacific Basin	—	6.0%	6.0%
Africa	—	2.0%	2.0%
Latin America	—	—	—

Total	100.0%	100.0%	100.0%

(1)

Reflects DWS Investments’ estimation of the portfolio composition of International Value Fund subsequent to the merger, taking into account that prior to the merger, substantially all of the investment portfolio of Japan Equity Fund will be liquidated and proceeds will be used to acquire other securities consistent with the current implementation of the investment objective, policies, restrictions and strategies of International Value Fund. There can be no assurance as to actual portfolio composition of International Value Fund subsequent to the merger.

5.	How do the management fees and expense ratios of the two Funds compare?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each Fund incurred during its most recent fiscal year and the pro forma expense ratios of International Value Fund assuming consummation of the merger as of that date.

As shown below, the merger is expected to result in lower total expense ratios for shareholders of Japan Equity Fund. However, there can be no assurance that the merger will result in expense savings.

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A		Class B		Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
Japan Equity Fund	5.75	%(1)	None		None	None
International Value Fund	5.75	%(1)	N/A	(4)	None	None
Maximum Contingent Deferred Sales Charge (Load) (as% of redemption proceeds)
Japan Equity Fund	None	(2)	4.00%		1.00%	None
International Value Fund	None	(2)	N/A	(4)	1.00%	None
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)
Japan Equity Fund	2.00%		2.00%		2.00%	2.00%
International Value Fund	2.00%		N/A	(4)	2.00%	2.00%

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted.
(2)

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

(3)	This fee is charged on all applicable redemptions or exchanges.
(4)	Class B shares of Japan Equity Fund will be exchanged for Class A shares of International Value Fund as a result of the proposed merger.

Annual Fund Operating Expenses(1)

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
Japan Equity Fund
Class A	0.85%	0.24%	0.65	%(3)	1.74%	0.00%		1.74%
Class B(2)	0.85%	1.00%	0.76	%(3)	2.61%	0.00%		2.61	%(2)
Class C	0.85%	1.00%	0.70	%(3)	2.55%	0.00%		2.55%
Class S	0.85%	None	0.91	%(3)	1.76%	0.27	%(4)	1.49	%(4)
International Value Fund
Class A	0.80%	0.22%	1.41	%(3)	2.43%	0.91	%(5)	1.52	%(5)
Class C	0.80%	0.97%	1.39	%(3)	3.16%	0.89	%(5)	2.27	%(5)
Class S	0.80%	None	1.47	%(3)	2.27%	1.00	%(5)	1.27	%(5)
International Value Fund (Pro forma combined)(7)
Class A	0.80%	0.24%	0.70	%(3)(8)	1.74%	0.22	%(6)	1.52	%(6)
Class C	0.80%	1.00%	0.73	%(3)(8)	2.53%	0.26	%(6)	2.27	%(6)
Class S	0.80%	None	0.93	%(3)(8)	1.73%	0.46	%(6)	1.27	%(6)

(1)

The Annual Fund Operating Expenses table is presented as of each Fund’s fiscal year end (August 31, 2008). The pro forma combined figures assume the consummation of the merger on August 31, 2008 and reflect average net asset levels for both Funds for the 12-month period ended August 31, 2008. It is important for you to understand that a decline in either Fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause such Fund’s expense ratios for the Fund’s current fiscal year to be higher than the expense information presented. Based on each Fund’s unaudited semi-annual report dated February 28, 2009, the gross annualized expense ratios of Class A, B, C and S shares of Japan Equity Fund are estimated at 1.97%, 2.96%, 2.86% and 2.13%, respectively, while the gross annualized expense ratios of Class A, C and S shares of International Value Fund are estimated at 3.01%, 3.72% and 2.85%, respectively.

(2)	Class B shares of Japan Equity Fund will be exchanged for Class A shares of International Value Fund as a result of the proposed merger.
(3)	Includes 0.10% paid to DIMA, the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.
(4)

Through November 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain Japan Equity Fund’s total operating expenses at 1.49% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(5)

Through November 30, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain International Value Fund’s total operating expenses at 1.52%, 2.27% and 1.27% for Class A, Class C and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(6)

Contingent upon completion of the merger, for one year following the merger, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain International Value Fund’s total operating expenses at 1.52%, 2.27% and 1.27% for Class A, Class C and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(7)	Pro forma expenses do not include the expenses expected to be borne by Japan Equity Fund in connection with the merger. See pages and for additional information on these fees.
(8)	Other expenses are estimated, accounting for the effect of the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts (including the effect of the expense cap for the one year period for Class S shares of Japan Equity Fund and Class A, C and S shares of International Value Fund). By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Japan Equity Fund
Assuming you sold your shares at the end of each period.
Class A	$742	$1,091	$1,464	$2,509
Class B(1)	$664	$1,111	$1,585	$2,538
Class C	$358	$794	$1,355	$2,885
Class S	$152	$528	$929	$2,051
Assuming you kept your shares.
Class A	$742	$1,091	$1,464	$2,509
Class B(1)	$264	$811	$1,385	$2,538
Class C	$258	$794	$1,355	$2,885
Class S	$152	$528	$929	$2,051
International Value Fund
Assuming you sold your shares at the end of each period.
Class A	$721	$1,207	$1,719	$3,117
Class C	$330	$891	$1,577	$3,405
Class S	$129	$613	$1,124	$2,528
Assuming you kept your shares.
Class A	$721	$1,207	$1,719	$3,117
Class C	$230	$891	$1,577	$3,405
Class S	$129	$613	$1,124	$2,528
International Value Fund (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$721	$1,071	$1,445	$2,492
Class C	$330	$763	$1,322	$2,846
Class S	$129	$500	$895	$2,003
Assuming you kept your shares.
Class A	$721	$1,071	$1,445	$2,492
Class C	$230	$763	$1,322	$2,846
Class S	$129	$500	$895	$2,003

(1)	Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of August 31, 2008, International Value Fund and Japan Equity Fund had net assets of $18,942,734 and $90,793,440, respectively (for more current asset levels, please see page [    ]).

The fee schedule for each Fund is as follows:

International Value Fund (Pre- and Post Merger)		Japan Equity Fund
First $500 million	0.800%	First $500 million	0.850%
Next $500 million	0.780%	Next $500 million	0.835%
Next $1 billion	0.760%	Next $1 billion	0.820%
Thereafter	0.740%	Thereafter	0.805%

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Japan Equity Fund or its shareholders as a direct result of the merger. Substantially all of the portfolio assets of Japan Equity Fund are expected to be sold in connection with the merger. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and Japan Equity Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because the merger will end the tax year of Japan Equity Fund, it will accelerate distributions to shareholders from Japan Equity Fund for its short tax year ending on the date of the merger. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the merger that were not previously distributed. At any time prior to the merger, a shareholder may redeem shares of Japan Equity Fund. This would likely result in the recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

The tax basis and holding period of the shareholders’ Japan Equity Fund shares are expected to carry over to the shareholders’ new shares in International Value Fund.

For a more detailed discussion of the federal income tax consequences of the merger, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical. However, Class B shareholders of Japan Equity Fund will receive shares of Class A of International Value Fund as a result of the merger, and following the merger will be subject to the procedures for purchasing, redeeming and exchanging shares that apply to Class A shares.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Japan Equity Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate value of the shares of International Value Fund you receive will equal the aggregate value of the shares of Japan Equity Fund that you hold at the Valuation Time (as defined on page     ). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of a “1940 Act Majority” of the outstanding voting securities of Japan Equity Fund, as such term is defined by the Investment Company Act of 1940 (the “1940 Act”). For the purpose of the foregoing vote, a “1940 Act Majority” is defined as (a) 67% of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Directors believe that the proposed merger is in the best interests of Japan Equity Fund. Accordingly, the Directors unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of International Value Fund, and how do they compare with those of Japan Equity Fund?

Objectives and Strategies.    International Value Fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”). The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. Typically, the Fund would not hold more than 20% of its net assets in emerging markets. In implementing this overall strategy, the Fund may experience a high portfolio turnover rate. The Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The Fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. The Fund invests for the long term. The portfolio managers employ a value strategy and invest in companies that they believe are undervalued. These are typically companies that have been historically sound but are temporarily out of favor. The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the MSCI EAFE Index.

Japan Equity Fund seeks high capital appreciation. Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its assets, measured at the time a security is purchased, in Japanese equity securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The Fund invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter. The Fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

The Funds use different investment processes. For International Value Fund, the portfolio managers track several thousand companies to arrive at between 50 to 70 stocks the Fund normally holds. The managers use a variety of quantitative screens to compare a company’s stock price to its book value, cash flow and dividend yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. After narrowing the investment universe through the use of valuation screens, the portfolio managers’ use of fundamental research tools lies at the heart of the investment process. The portfolio managers’ process brings an added dimension to this fundamental research by drawing on the insight of experts from a range of financial disciplines—regional stocks market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other’s ideas. Their close collaboration is a critical element of the portfolio managers’ investment process.

For Japan Equity Fund, in choosing stocks portfolio management relies most heavily on the following analytical disciplines:

•

Bottom-up research. Portfolio management looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

•

Growth orientation. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Portfolio management will normally sell a stock when it believes the issuer’s fundamental factors have changed, other investments offer better opportunities or when adjusting the Fund’s emphasis on a given industry.

Other Investments.    Each Fund is permitted, but is not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or non-hedging purposes to enhance potential gains. Each Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. In particular, Japan Equity Fund may use futures and options, including sales of covered put and call options.

Securities Lending.    Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies.    Although major changes tend to be infrequent, each Fund’s Board could change the Fund’s investment objective without seeking shareholder approval. However, each Fund’s Board will provide shareholders with at least 60 days’ notice prior to making any changes to the Fund’s 80% investment policy as described herein.

As a temporary defensive measure, each Fund could shift up to 100% of its assets into investments such as money market securities. In the alternative, International Value Fund may shift up to 100% of its assets into other short-term securities that offer comparable levels of risk. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objectives. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

Each Fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean distributions to shareholders will be taxed at higher federal income tax rates.

Primary Risks.    As with any investment, you may lose money by investing in International Value Fund. Certain risks associated with an investment in International Value Fund are summarized below. Subject to certain exceptions, the risks of an investment in International Value Fund are similar to the risks of an investment in Japan Equity Fund. More detailed descriptions of the risks associated with an investment in International Value Fund can be found in the International Value Fund prospectuses and SAI.

The value of your investment in International Value Fund will change with changes in the values of the investments held by International Value Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect International Value Fund’s investments as a whole. International Value Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk.    As with most stock funds, the most important factor affecting International Value Fund is how stock markets perform. To the extent International Value Fund invests in a particular geographic region, the Fund’s performance may be proportionally affected by that region’s general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments International Value Fund makes and International Value Fund may not be able to get attractive prices for them. An investment in Japan Equity Fund is subject to a substantially similar risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in the Fund’s portfolio may decline in value.

Foreign Investment Risk.    Foreign investments in either Japan Equity Fund or International Value Fund involve certain special risks, including:

•

Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investments and imposed higher taxes.

•

Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

•

Liquidity Risk. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•

Currency Risk. The fund invests in securities denominated in currencies. Changes in exchange rates between foreign and the US dollar may affect the US dollar value of securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be limited than the legal remedies available in the US.

•

Trading Practice Risk. Brokerage commissions and other fees are higher for foreign investments than for US. The procedures and rules governing foreign and custody may also involve delays in payment, delivery or recovery of money or investments.

•

Taxes. Foreign withholding and certain other taxes may reduce amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund’s foreign investments.

Emerging Market Risk.    All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that International Value Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to International Value Fund. The use of derivatives by International Value Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Pricing Risk.    At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares. An investment in Japan Equity Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by International Value Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by International Value Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Japan Equity Fund is also subject to this risk.

Performance Information.    The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The tables include the effects of maximum sales loads. After-tax returns are shown for Class A only and will vary for other classes. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

International Value Fund – Class A Shares

For the periods included in the bar chart:

Best Quarter: 6.82% (Q2, 2007)	Worst Quarter: -24.37% (Q3, 2008)

2009 Total Return as of March 31: -13.57%

Japan Equity Fund – Class A Shares

For the periods included in the bar chart:

Best Quarter: 33.98% (Q4, 1999)	Worst Quarter: -23.09% (Q3, 2008)

2009 Total Return as of March 31: -15.14%

Average Annual Total Returns

(for period ended December 31, 2008)

	Past 1 year		Since Inception*
International Value Fund
Class A
Return before Taxes	-45.07%		-11.78%
Return after Taxes on Distributions	-45.15		-12.11
Return after Taxes on Distributions and Sale of Fund Shares	-28.68	**	-9.72	**
Class C (Return before Taxes)	-42.12		-10.32
Class S (Return before Taxes)	-41.57		-9.46
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	-43.38		-12.22

*	Inception date for the Fund was July 5, 2006. Index comparison begins on June 30, 2006.
**	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Total return would have been lower had certain expenses not been reduced.

Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far east (EAFE) Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.

	Past 1 year		Past 5 years		Past 10 Years
Japan Equity Fund
Class A
Return before Taxes	-41.05%		-3.96%		3.20%
Return after Taxes on Distributions	-41.00		-5.68		0.00
Return after Taxes on Distributions and Sale of Fund Shares	-26.44	**	-2.96	**	1.94	**
Class B (Return before Taxes)	-39.86		-3.72		2.88
Class C (Return before Taxes)	-38.02		-3.57		3.04
Class S (Return before Taxes)	-37.50		-2.67		0.62	*
Tokyo Stock Exchange Stock Price Index (“TOPIX”) (reflects no deductions for fees, expenses or taxes)	-26.82		0.78		0.94

*	Inception date for Class S was July 15, 2002.
**	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Tokyo Stock Exchange Stock Price Index (“TOPIX”) is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 (1-800-728-3337 for Class S shares) or visit our Web site at www.dws-investments.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Managers.    DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of Deutsche Bank’s Asset Management division (“DeAM”) and, within the U.S. represents the retail asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

International Value Fund.    The subadvisor for International Value Fund is Deutsche Asset Management International GmbH (“DeAMI”), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMI renders investment advisory and management services to the Fund. DeAMI is an investment advisor registered with the Securities and Exchange Commission and currently manages institutional accounts and investment companies. DeAMI is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMI out of the management fee it receives from the Fund.

International Value Fund is managed by a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The following individuals handle the day-to-day management of International Value Fund:

Klaus Kaldemorgen is Lead Portfolio Manager for International Value Fund. Mr. Kaldemorgen is a Managing Director of DeAM. He joined DeAM in 1982 and began managing the International Value Fund in 2006.

Carmen Weber is Portfolio Manager for International Value Fund. Ms. Weber is a Director of DeAM. She joined DeAM in 2006 and has over 15 years of investment industry experience, most recently at Metzler. She began managing the International Value Fund in 2006.

International Value Fund’s statement of additional information provides additional information about the portfolio managers’ investments in the Fund, a description of the portfolio managers’ compensation structure and information regarding other accounts the portfolio team members manage.

Japan Equity Fund.    The subadvisor for Japan Equity Fund is Deutsche Asset Management (Japan) Limited (“DeAMJ”), Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173. Under DIMA’s oversight, DeAMJ renders daily investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments with regard to the Fund’s portfolio. DIMA compensates DeAMJ out of the management fee it receives from the Fund.

The following individual handles the day-to-day management of Japan Equity Fund:

Masaaki Kadota is the Portfolio Manager for Japan Equity Fund. Mr. Kadota is a Vice President of DeAMJ. He joined DeAMJ in 2001 and prior to that worked for five years at J.P. Morgan Securities and STB Asset Management. He began managing Japan Equity Fund in 2009.

Japan Equity Fund’s statement of additional information provides additional information about the portfolio manager’s investments in the Fund, a description of his compensation structure and information regarding other accounts he manages.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A, Class C and Class S shares of International Value Fund and the Class A, Class B, Class C and Class S shares of Japan Equity Fund, and acts as the agent of each Fund in the continuous offering of its shares. International Value Fund has adopted distribution and/or service plans on behalf of the Class A and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution and/or service plans for Japan Equity Fund. The Rule 12b-1 plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Class A shares of each Fund have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Class B shares of Japan Equity Fund and C shares of each Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year.

Directors and Officers.    The Directors overseeing International Value Fund are the same as the Directors who oversee Japan Equity Fund: Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of International Value Fund are also the same as those of Japan Equity Fund.

Independent Registered Public Accounting Firm (“Auditor”).     PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110 serves as each Fund’s independent registered public accounting firm. PwC audits and reports on each Fund’s annual financial statements, reviews certain regulatory reports and each Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by each Fund.

Charter Documents.

International Value Fund is a series of DWS International Fund, Inc. and Japan Equity Fund is a series of DWS Investors Funds, Inc., each of which is a Maryland corporation. International Value Fund is governed by Articles of Amendment and Restatement effective June 23, 2006, as amended from time to time, its bylaws and Maryland law. Japan Equity Fund is governed by Articles of Amendment and Restatement effective July 28, 1997, as amended from time to time, its bylaws and Maryland law. The charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s charter documents is provided below.

Shares.    The Directors of each Fund have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The

Directors also may authorize the division of shares of each Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights (unless granted by the Board of Directors and provided, however, that the Class B shares of the Japan Equity Fund are convertible into Class A shares of the Japan Equity Fund) and are redeemable as described in the SAI and in each Fund’s respective prospectus. Each Fund has the right to involuntarily redeem a shareholder’s shares at any time for any reason the Directors deem appropriate subject to applicable law. The International Value Fund also has the right to convert shares of the Fund or a series of the Fund into shares of another fund or series of DWS International Fund, Inc.

Each share has equal rights with each other share of the same class of the respective Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. However, a separate vote will be taken by the applicable Fund or class of shares of the applicable Fund on matters affecting that particular Fund or class when so required by applicable law, or when the Board of Directors determines that the interests of the applicable Fund or a class of shares of the applicable Fund in the matter differ from the interests of any other fund or class of shares of DWS International Fund, Inc. or DWS Investors Funds, Inc., as applicable. For example, a change in a fundamental investment policy for International Value Fund would be voted upon only by shareholders of International Value Fund, and adoption of a distribution plan of either Fund relating to a particular class of either Fund and requiring shareholder approval would be voted upon only by shareholders of that class.

International Value Fund shareholders of a particular class are not permitted to participate in a derivative or class action lawsuit on behalf of another fund or class or the shareholders of another fund or class.

All consideration received by either Fund for the issue or sale of shares of the Fund together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of DWS International Fund, Inc. or DWS Investors Funds, Inc., as applicable, subject only to the rights of creditors of the Funds, and belong irrevocably to the applicable Fund for all purposes. The assets and liabilities and the income and expenses attributable to each class of either Fund’s shares shall be determined separately from those of each other class of such Fund’s stock.

International Value Fund Directors have the explicit authority to establish and/or change sales loads or charges, expenses and fees (such as distribution and administrative expenses and administrative, recordkeeping, redemption, and service fees), account size requirements and other rights and provisions applicable to shares of each series or class, in accordance with the 1940 Act. In general, these terms would be disclosed in each Fund’s prospectus.

Shareholder Meetings.    Neither Fund is required to hold annual meetings of shareholders unless required by the 1940 Act. Meetings of shareholders of either Fund may be called by the Board of Directors or the President, and shall be called by President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

The quorum for a shareholder meeting of either Fund is the presence in person or by proxy of the holders of one-third of the shares of stock of the Fund entitled to vote at the meeting; shareholder meetings may be adjourned without notice other than announcement at the meeting at which the adjournment is taken, and the meeting may not be adjourned to a date more than 120 days after the original record date without further notice of the adjourned meeting date.

Election and Term of Directors.    Each Director of the Corporation serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

Except as required by the 1940 Act or as described above, the Directors of either Fund need not call meetings of the shareholders for the election or reelection of Directors, or to fill vacancies on the Board. Subject to the limits of the 1940 Act, vacancies due to an increase in the number of Directors may be filled by a vote of the majority of the entire Board of Directors and vacancies due to death, resignation, removal disqualification or any other cause may be filled by a majority vote of the remaining Directors. When meetings of either Fund are held to elect Directors, Directors are elected by a plurality vote and there is no cumulative voting in the election of Directors.

Shareholder Liability.    Pursuant to Maryland law, shareholders of International Value Fund and Japan Equity Fund generally have no personal liability for debts or obligations of the Funds or any other series of DWS International Value Fund, Inc. or DWS Investors Funds, Inc., as applicable, as a result of their status as shareholders.

Director Liability.    Each Fund’s Articles of Amendment and Restatement, as amended, provide that the Directors, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the applicable Fund or its shareholders for money damages. The By-Laws, as amended, provide that the Fund will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Fund. However, nothing in the Articles of Amendment and Restatement, as amended, or the By-Laws, as amended, protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The foregoing is only a summary of the charter documents of International Value Fund and Japan Equity Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Japan Equity Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between Japan Equity Fund and International Value Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Japan Equity Fund to International Value Fund in exchange for the assumption by International Value Fund of all the liabilities of Japan Equity Fund and for the issuance and delivery of Merger Shares to Japan Equity Fund equal in aggregate value to the net value of the assets transferred to International Value Fund.

After receipt of the Merger Shares, Japan Equity Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Japan Equity Fund, and the legal existence of Japan Equity Fund will be terminated. Each shareholder of Class A, Class C and Class S shares of Japan Equity Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in aggregate value as of the Valuation Time (as defined on page     ) to, the aggregate value of the shareholder’s Japan Equity Fund shares. Shareholders of Class B shares of Japan Equity Fund will receive a number of full and fractional Class A Merger Shares, equal in aggregate value as of the Valuation Time to, the aggregate value of the shareholder’s Class B Japan Equity shares.

Prior to the date of the merger, Japan Equity Fund expects to liquidate substantially all of the fund’s portfolio. Proceeds from the liquidation will be used to acquire securities consistent with the current implementation of investment objective, policies, restrictions and investment strategies of International Value Fund. Japan Equity Fund will subsequently declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of Japan Equity Fund occurring prior to the merger above that which they would have received absent the merger. Japan Equity Fund does not expect to distribute any capital gains as of the exchange date.

The Directors of Japan Equity Fund have unanimously voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by a 1940 Act Majority.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Directors of each Fund may consider such alternatives as may be in the best interests of each Fund.

Background and Board’s Considerations Relating to the Proposed Merger.    DWS Investments proposed the merger to the Board of Japan Equity Fund in January 2009. DWS Investments advised the Board that International Value Fund was the best alternative for shareholders of Japan Equity Fund, noting that Japan Equity Fund’s narrow geographic focus presents limited opportunities to attract new investments to the Fund and that, as a result, Japan Equity Fund faces the likely prospect, over time, of declining assets and minimal opportunities to reduce costs through economies of scale. In light of the significant decline of asset flows into actively managed country-specific funds such as Japan Equity Fund, DWS Investments has advised the Board that it no longer wishes to manage a Japan-only open-end fund such as DWS Japan Equity Fund. Further, the fund’s subadviser, Deutsche Asset Management (Japan) Limited (“DeAMJ”) plans to terminate its sub-advisory agreement with Japan Equity Fund during the first half of 2009 due to changes in the portfolio management team in Japan. DWS Investments advised the Board that a merger of Japan Equity Fund into International Value Fund would provide shareholders with the opportunity to invest in a fund with lower management fees and a lower total operating expense ratio and would provide shareholders with a continuity of investment of non-U.S. equity securities within the DWS fund family.

The Directors of Japan Equity Fund conducted a thorough review of the potential implications of the merger on Japan Equity Fund and its shareholders. They were assisted in this review by their independent legal counsel. The Directors met on several occasions to review and discuss the merger, both among themselves and with representatives of DWS Investments.

On March 11, 2009, the Directors of Japan Equity Fund, including all Directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), unanimously approved the terms of the proposed merger of Japan Equity Fund into International Value Fund. The Directors have also unanimously determined to recommend that the merger be approved by Japan Equity Fund’s shareholders.

In determining to recommend that the shareholders of Japan Equity Fund approve the merger, the Directors considered, among other factors:

•

The merger would provide a continuity of investment of non-U.S. equity securities within the DWS fund family for shareholders of Japan Equity Fund, including continued access to DWS Investments’ international equity expertise and preservation of shareholders’ exchange rights into other DWS funds;

•

The investment advisory fee schedules for Japan Equity Fund and International Value Fund, and, in particular, that the effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Japan Equity Fund;

•

The operating expense ratios of Japan Equity Fund and International Value Fund, including a comparison between the expenses of Japan Equity Fund and the estimated total operating expense ratios of the combined fund, and, in particular, noted that the total operating expense ratios of Class A, Class C and Class S shares of the combined fund were expected to be equal to or lower than the current total operating expense ratios of the corresponding classes of Japan Equity Fund; and that DIMA has agreed to merge Class B shares of Japan Equity into Class A of International Value Fund and that the estimated total operating expense ratio of Class A shares of the combined fund was expected to be lower that the total operating expense ratio of Class B of Japan Equity Fund;

•

DIMA’s commitment to cap the total operating expense ratio of each class of the combined fund at a level lower than the current total operating expense ratio of each corresponding class of Japan Equity Fund for at least one year following the merger;

•

DIMA’s commitment to cap expenses to be incurred by Japan Equity Fund in connection with the merger. More specifically, DWS Investments has agreed to bear expenses incurred by Japan Equity Fund in connection with the merger to the extent such expenses exceed the expected cost savings to be realized by shareholders of Japan Equity Fund at the time of the merger during the one-year period following the merger (See “Agreement and Plan of Reorganization” below for additional information regarding this cap);

•	Similarities and differences between Japan Equity Fund’s and International Value Fund’s investment objectives, policies and restrictions;

•	Various alternatives to the proposed merger (e.g., liquidation of Japan Equity Fund);

•	The merger would not result in the dilution of the interests of Japan Equity Fund shareholders and that the terms and conditions of the Agreement were fair and reasonable;

•	Services available to shareholders of Japan Equity Fund and International Value Fund are substantially similar on a class-level basis;

•	The investment performance of Japan Equity Fund and International Value Fund;

•	Prospects for the combined fund to attract additional assets; and

•	The federal income tax consequences of the merger on Japan Equity Fund and its shareholders, including the ability of Japan Equity Fund shareholders to defer a tax recognition event if so desired.

Based on all of the foregoing, the Directors concluded that Japan Equity Fund’s participation in the merger would be in the best interests of Japan Equity Fund and would not dilute the interests of Japan Equity Fund’s existing shareholders. The Board of Directors of Japan Equity Fund, including all of the Independent Directors, unanimously recommends that shareholders approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that International Value Fund will acquire all of the assets of Japan Equity Fund solely in exchange for the assumption by International Value Fund of all the liabilities of Japan Equity Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on July 17, 2009, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Japan Equity Fund will transfer all of its assets to International Value Fund, and in exchange, International Value Fund will assume all the liabilities of Japan Equity Fund and deliver to Japan Equity Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of Japan Equity Fund, less the value of the liabilities of Japan Equity Fund assumed by International Value Fund. After receipt of the Merger Shares, Japan Equity Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Japan Equity Fund, and the legal existence of Japan Equity Fund will be terminated.

Each shareholder of Class A, Class C and Class S shares of Japan Equity Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in aggregate value as of the Valuation Time to, the aggregate net asset value of the shareholder’s Japan Equity Fund shares. Shareholders of Class B shares of Japan Equity Fund will receive a number of full and fractional Class A Merger Shares equal in aggregate value as of the Valuation Time to the aggregate net asset value of the shareholder’s Class B Japan Equity Fund shares.

This distribution will be accomplished by the establishment of accounts on the share records of International Value Fund in the name of such Japan Equity Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Directors of Japan Equity Fund and of International Value Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Directors of Japan Equity Fund and of International Value Fund have determined that the proposed merger is in the best interests of each Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of International Value Fund and Japan Equity Fund, (ii) by either party if the merger shall not be consummated by October 31, 2009 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of Japan Equity Fund approve the merger, DWS Investments has represented that it expects that substantially all of Japan Equity Fund’s portfolio holdings will be liquidated prior to the merger. Proceeds will be reinvested in securities which are consistent with International Value Fund’s current implementation of its investment objective, policies, restrictions and strategies. During this period of liquidation and the subsequent period prior to the merger, Japan Equity Fund may not operate in accordance with its stated investment objective, policies, restrictions and strategies. DWS Investments has estimated that transaction costs in connection with the repositioning of Japan Equity Fund’s portfolio will be approximately $51,000 (“Pre-Merger Transaction Costs”). Japan Equity Fund will bear the Pre-Merger Transaction Costs, subject to the cap described below.

Pursuant to the Agreement, Japan Equity Fund will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by Japan Equity Fund through the merger (calculated immediately prior to the merger). The estimated one-year benefit to Japan Equity Fund shareholders is calculated by analyzing the difference between the estimated one-year total expenses of Japan Equity Fund and the estimated one-year total expenses of the combined fund, in each case based on current expense ratios. The difference between these total expense figures represents the estimated cost savings to shareholders of Japan Equity Fund at the time of the merger for one year as a result of the merger. As of February 28, 2009, the estimated one-year economic benefit to Japan Equity Fund was $295,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $276,000. Therefore, based on estimates as of February 28, 2009, the cap agreed to by DIMA is not expected to be triggered and Japan Equity Fund is expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by Japan Equity Fund may be higher or lower. The final estimates will be calculated immediately prior to the merger.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Merger Shares.    Merger Shares will be issued to Japan Equity Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class C and Class S shares of International Value Fund.

Japan Equity Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Japan Equity Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Japan Equity Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable International Value Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.    The merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Ropes & Gray LLP, tax counsel, to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

•

The acquisition by International Value Fund of all of the assets of Japan Equity Fund solely in exchange for Merger Shares and the assumption by International Value Fund of all of the liabilities of Japan Equity Fund, followed by the distribution by Japan Equity Fund to its shareholders of Merger Shares in complete liquidation of Japan Equity Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and Japan Equity Fund and International Value Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by Japan Equity Fund upon the transfer of its assets to International Value Fund in exchange for Merger Shares and the assumption of Japan Equity Fund’s liabilities by International Value Fund, or upon the distribution of the Merger Shares by Japan Equity Fund to its shareholders in liquidation.

•	Under Section 354 of the Code, shareholders of Japan Equity Fund will not recognize gain or loss upon the receipt of Merger Shares solely in exchange for Japan Equity Fund shares.

•

Under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by each shareholder of Japan Equity Fund in connection with the reorganization will be the same as the aggregate tax basis of his or her Japan Equity Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, a Japan Equity Fund shareholder’s holding period for his or her Merger Shares will be determined by including the period for which he or she held the Japan Equity Fund shares exchanged therefor, provided that he or she held the Japan Equity Fund shares on the date of the reorganization as capital assets.

•

Under Section 1032 of the Code, no gain or loss will be recognized by International Value Fund upon the receipt of the assets of Japan Equity Fund in exchange for the Merger Shares and the assumption by International Value Fund of all the liabilities of Japan Equity Fund.

•

Under Section 362(b) of the Code, International Value Fund’s tax basis in the assets received from Japan Equity Fund will be the same as Japan Equity Fund’s tax basis in those assets immediately prior to the transfer.

•

Under Section 1223(2) of the Code, International Value Fund’s holding periods in the assets received from Japan Equity Fund will include the periods during which such assets were held by Japan Equity Fund.

•

International Value Fund will succeed to and take into account the items of Japan Equity Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by the officers of International Value Fund and Japan Equity Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent, and it is possible that the Internal Revenue Service could disagree with Ropes & Gray LLP’s opinion.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of Japan Equity Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Japan Equity Fund shares and the fair market value of the Merger Shares he or she received. Shareholders of Japan Equity Fund should consult their tax advisors regarding the effect, if any, of the merger in light of their individual circumstances.

Substantially all of the portfolio assets of Japan Equity Fund are expected to be sold in connection with the merger. The actual tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and Japan Equity Fund’s tax basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to Japan Equity Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss and after application of any available capital loss carryforwards) during or with respect to the year of sale and will be taxable to shareholders. Because the merger will end the tax year of Japan Equity Fund, it will accelerate distributions to shareholders from Japan Equity Fund for its short tax year ending on the date of the merger. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the merger. As of February 28, 2009, the capital losses in excess of capital gains of Japan Equity Fund for its final tax year is expected to be $65,000,000 (i.e., 148.39% of net asset value). Since net capital gain or loss will depend on the prices at which portfolio assets are sold prior to the merger, the size of the net capital gain or loss to Japan Equity Fund cannot be calculated precisely at this time. The estimates provided above were determined as of February 28, 2009 and are subject to change. Although Japan Equity Fund does not expect to distribute any capital gains to shareholders for its current year, the disposition of its portfolio assets will start the eight-year period to which the capital losses can be carried forward (subject to the limitations described below) for federal income tax purposes.

Prior to the Closing (as defined in the Agreement), Japan Equity Fund will declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains (after reduction by any capital loss carryforwards), if any, through the Closing. These distributions will be taxable to shareholders.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the merger. First, a Fund’s “pre-merger losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Second, one Fund’s pre-merger losses cannot be used to offset unrealized gains in another Fund that are “built in” at the time of the merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Japan Equity Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of International Value Fund for the taxable year of the merger that is equal to the portion of International Value Fund’s taxable year that follows the date of the merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

The combined Fund resulting from the merger will have tax attributes that reflect a blending of the tax attributes of the two funds at the time of the merger (including as affected by the rules set forth above). Therefore, the shareholders of Japan Equity Fund receive a proportionate share of any “built-in” (unrealized) gains in International Value Fund’s assets as well as any taxable gains realized by International Value Fund but not distributed to its shareholders prior to the merger, when such gains are eventually distributed by International Value Fund. As a result, shareholders of Japan Equity Fund may receive a greater amount of taxable distributions than they would have had the merger not occurred. And any pre-merger losses of Japan Equity Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such a merger, such that the benefit of those losses to Japan Equity Fund shareholders may be further reduced relative to what the benefit would have been had the merger not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the merger and thus cannot be calculated precisely prior to the merger.

The realized and unrealized gains and losses of each Fund at the time of the merger will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund shareholders following the merger, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the merger.

In addition, the combined Fund may have a higher portfolio turnover rate (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)) than is customary for Japan Equity Fund. The portfolio turnover rate was 197% for International Value Fund and 105% for Japan Equity Fund for the fiscal year ended August 31, 2008. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of increased net capital gains, including increased net short-term capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Although, as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, a potential increase in a Fund’s portfolio turnover rate and/or the potential limitations on capital losses available to offset future gains may, in certain circumstances, cause shareholders of a Fund to pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization.    The following table sets forth the capitalization of each Fund as of February 28, 2009, and of International Value Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring DWS International Value Opportunities Fund	Acquired DWS Japan Equity Fund	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets
Class A	$4,808,135	$14,562,398	2,704,526	$22,075,059
Class B	—	$2,823,198	(2,823,198)	$0
Class C	$1,444,885	$10,351,914	(70,661)	$11,726,138
Class S	$1,467,073	$12,696,791	(86,667)	$14,077,197
Institutional Class	$3,201,077	—	—	$3,201,077
Total Net assets	$10,921,170	$40,434,301	(276,000)	$51,079,471
Shares outstanding
Class A	809,072	2,445,850	461,040	3,715,962
Class B	—	485,787	(485,787)	—
Class C	242,518	1,779,164	(54,122)	1,967,560
Class S	246,954	2,117,791	5,126	2,369,871
Institutional Class	539,096	—	—	539,096
Net Asset Value per share
Class A	$5.94	$5.95	—	$5.94
Class B	$—	$5.81	—	$—
Class C	$5.96	$5.82	—	$5.96
Class S	$5.94	$6.00	—	$5.94
Institutional Class	$5.94	$—	—	$5.94

(1)

Assumes the merger had been consummated on February 28, 2009 and is for information purposes only. No assurance can be given as to how many shares of International Value Fund will be received by the shareholders of Japan Equity Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of International Value Fund that actually will be received on or after such date.

(2)

Pro Forma adjustments include estimated one-time merger costs of $276,000 expected to be borne by Japan Equity Fund. Pursuant to the Agreement, Japan Equity Fund will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by Japan Equity Fund through the merger (please see page [    ] for a description of how such estimated benefit is calculated). As of February 28, 2009, the estimated one-year economic benefit to Japan Equity Fund was $295,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $276,000. Therefore, based on estimates as of February 28, 2009, the cap agreed to by DIMA is not expected to be triggered and Japan Equity Fund is expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by Japan Equity Fund may be higher or lower.

The Directors of Japan Equity Fund, a majority of whom are independent Directors, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Japan Equity Fund into International Value Fund and the solicitation of proxies by and on behalf of the Directors of Japan Equity Fund for use at the special meeting of Japan Equity Fund Shareholders (the “Meeting”). The Meeting is to be held on June 19, 2009 at 4:00 pm, Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about                     , 2009.

As of April 14, 2009, Japan Equity Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	2174860.711
Class B	471229.636
Class C	1668870.291
Class S	2015220.263

Only shareholders of record on April 14, 2009 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Directors of Japan Equity Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Japan Equity Fund’s shareholders by the Directors of Japan Equity Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a 1940 Act Majority.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Japan Equity Fund at the close of business on April 14, 2009 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least one-third of the shares of Japan Equity Fund issued and outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Japan Equity Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of April 14, 2009, the officers and Directors of Japan Equity Fund as a group beneficially owned less than 1% of the outstanding shares of Japan Equity Fund and the officers and Directors of International Value Fund as a group beneficially owned less than 1% of the outstanding shares of International Value Fund. To the best of the knowledge of Japan Equity Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Japan Equity Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	MLPF&S for the sole benefit of its customers Attn: Fund Adm. (97UE8) Jacksonville, FL 32246-6484	23.02%

	Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.97%

	Citigroup Global Markets Inc. Attn: Peter Booth 7th Floor New York, NY 10001-2402	6.42%

	Wells Fargo Investments LLC FBO customer accounts Attn: Mutual Fund Operations Minneapolis, MN 55402-2323	5.96%

B	MLPF&S for the sole benefit of its customers Attn: Fund Adm. (97UE9) Jacksonville, FL 32246-6484	27.15%

	Citigroup Global Markets Inc. Attn: Peter Booth 7th Floor New York, NY 10001-2402	12.34%

	Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.37%

Class	Shareholder Name and Address	Percentage Owned
C	MLPF&S for the sole benefit of its customers Attn: Fund Adm. (9E116) Jacksonville, FL 32246-6484	24.42%

	Citigroup Global Markets Inc. Attn: Peter Booth 7th Floor New York, NY 10001-2402	18.75%

	Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	11.01%

S	Charles Schwab & Co. Inc. Attn: Mutual Funds Department San Francisco, CA 94104-4151	12.83%

	State Street Bank & Trust Co. Cust. FBO DWS LifeCompass 2020 Fund Quincy, MA 02171-2105	8.16%

	William Eric Holzer Ho Ho Kus, NJ 07423-1321	8.14%

	State Street Bank & Trust Co. Cust. FBO DWS LifeCompass 2015 Fund Quincy, MA 02171-2105	6.67%

	Elizabeth S. Dick c/o E. Dick Smith Boston, MA 02114-4131	6.20%

To the best of the knowledge of International Value Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International Value Fund as of April 14, 2009:

Class	Shareholder Name and Address	Percentage Owned
A	Charles Schwab & Co. Inc. special custody account for the exclusive benefit of customers Attn: Mutual Funds San Francisco, CA 94104-4151	73.9%

	UBS Financial Services Inc. FBO Bradley Hill Family Limited Partnership Medina, WA 98039-0321	5.78%

C	MLPF&S for the sole benefit of its customers Attn: Fund Adm. (97JS4) Jacksonville, FL 32246-6484	31.90%

Class	Shareholder Name and Address	Percentage Owned
S	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn: Service Team Jacksonville, FL 32246-6484	18.20%

	LPL Financial FBO customer accounts Attn: Mutual Fund Operations San Diego, CA 92150-9046	9.12%

	DWS Trust Company Cust. for the IRA of Allen A. Cranmer White Salmon, WA 98672-1432	7.15%

Institutional	State Street Bank & Trust Co. Cust. FBO DWS LifeCompass 2020 Fund Quincy, MA 02171-2105	45.82%

	State Street Bank & Trust Co. Cust. FBO DWS LifeCompass 2015 Fund Quincy, MA 02171-2105	39.82%

	State Street Bank & Trust Co. Cust. FBO DWS LifeCompass 2030 Fund Quincy, MA 02171-2105	5.98%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Japan Equity Fund, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $23,560. As the Meeting date approaches, certain shareholders of Japan Equity Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Japan Equity Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-953-5820. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Japan Equity Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Japan Equity Fund (subject to the cap described above).

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time, not more than 120 days after the Record Date. In addition, upon motion of the chairman of the Meeting, the question of adjournment also may be submitted to a vote of the shareholders and, in such a case, the adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Directors may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 11th day of March, 2009, by and among DWS International Fund, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of DWS International Value Opportunities Fund (the “Acquiring Fund”), a separate series of the Acquiring Corporation, and DWS Investors Funds, Inc. (the “Acquired Corporation,” and, together with the Acquiring Corporation, each a “Corporation” and collectively the “Corporations”), a Maryland corporation, on behalf of DWS Japan Equity Fund (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Corporation, and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation is 345 Park Avenue, New York, NY 10154. The principal place of business of the Acquired Corporation is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class S voting shares (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class S shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class C and Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class in the case of Class A, Class C and Class S shares of the Acquired Fund and by the net asset value of one Class A Acquiring Fund Share in the case of Class B shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Corporation’s directors. Class A Acquiring Fund Shares issued in respect of the assets net of any liabilities with respect to the Class A and Class B shares of the Acquired Fund are referred to herein as “Class A-Class A Acquiring Fund Shares” and “Class B-Class A Acquiring Fund Shares”, respectively. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (as defined in Code Section 852, computed without regard to any deduction for dividends paid), and realized net capital gain (as defined in Code Section 1222), if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 in the case of Class C and Class S Acquired Fund Shareholders, Class A-Class A Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 in the case of Class A Acquired Fund Shareholders, and Class B-Class A Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 in the case of Class B Acquired Fund Shareholders, and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class C and Class S Acquiring Fund Shares to be so credited to the

Class C and Class S Acquired Fund Shareholders, as applicable, shall be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. The aggregate net asset value of Class A-Class A Acquiring Fund Shares to be so credited to Class A shall be equal to the aggregate net asset value of Class A Acquired Fund shares owned by such shareholders as of the Valuation Time. The aggregate net asset value of Class B-Class A Acquiring Fund Shares to be so credited to Class B Acquired Fund Shareholders shall be equal to the aggregate net asset value of Class B Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class S shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statements of additional information for Class A, Class C and Class S shares.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectuses or statements of additional information for Class A, Class C and Class S shares, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class C and Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class C and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class C and Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2. The number of Class A-Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class A shares of the Acquired Fund, determined in accordance with section 2.1 by the net asset value of a Class A-Class A Acquiring Fund Share, determined in accordance with section 2.2. The number of Class B-Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class B shares of the Acquired Fund, determined in accordance with section 2.1 by the net asset value of a Class B-Class A Acquiring Fund Shares, determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.  Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be July 20, 2009, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  Brown Brothers Harriman & Co. (“BBH”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to BBH, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Investments Service Company (“DWS-ISC”), as transfer agent for the Acquired Corporation, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquiring Corporation or Board of Directors of the Acquired Corporation, as applicable (each a “Board”), accurate appraisal of the value of the net assets with respect to the Class A, Class C and Class S shares of the Acquiring Fund or the Class A, Class B, Class C and Class S shares of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Fund’s directors.

4.  Representations and Warranties

4.1  The Acquired Corporation, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Corporation is a Maryland corporation duly organized and validly existing under the laws of The State of Maryland with power under the Acquired Corporation’s Articles of Amendment and Restatement, as amended or supplemented, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Corporation duly designated in accordance with the applicable provisions of the Acquired Corporation’s Articles of Amendment and Restatement, as amended or supplemented. The Acquired Corporation and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Corporation or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Corporation is not, and the execution, delivery and performance of this Agreement by the Acquired Corporation, on behalf of the Acquired Fund, will not result (i) in violation of Maryland law or of the Acquired Corporation’s Articles of Amendment and Restatement, as amended or supplemented, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended August 31, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since August 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as defined in Code Section 852, computed without regard to any deduction for dividends paid by the Acquired Fund) and realized net capital gain (as defined in Code Section 1222) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Acquired Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Corporation is a Maryland corporation duly organized and validly existing under the laws of The State of Maryland with power under the Acquiring Corporation’s Articles of Amendment and Restatement, as amended or supplemented, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Amendment and Restatement, as amended or supplemented. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Amendment and Restatement, as amended or supplemented, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended August 31, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since August 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the directors of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statements of additional information with respect to Class A, Class C and Class S of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Corporation and Acquiring Corporation covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectuses for Class A, Class C and Class S shares, copies of which have been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 12, 2009.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Corporations, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Corporations, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Section 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the current taxable year (which will end on the Closing Date) and immediately preceding taxable year.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions or strategies prior to the Closing Date.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and

(ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Corporation, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Corporation is a validly existing corporation;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Corporation’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement by the Acquiring Corporation, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Amendment and Restatement, as amended or supplemented, or By-laws, as amended; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Corporation is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The State of Maryland for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Corporations.

6.4  The Acquiring Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Corporation shall have entered into an expense cap agreement with DIMA limiting the expenses of Class A, Class C and Class S shares of the Acquiring Fund to 1.52%, 2.27% and 1.27%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, for a period of one year commencing on the Closing Date.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Corporation, on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Corporation, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Corporation, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Corporation.

7.3  The Acquired Corporation, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Corporation’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Corporation with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Corporation is a validly existing corporation;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Corporation’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Corporation, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement by the Acquired Corporation, on behalf of the Acquired Fund, did not, and the issuance of Acquired Fund Shares pursuant to the Agreement will not, violate the Acquired Corporation’s Articles of Amendment and Restatement, as amended or supplemented, or By-laws, as amended; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquiring Corporation is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The State of Maryland for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Corporations.

7.5  The Acquired Corporation, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Corporation’s Articles of Amendment and Restatement, as amended or supplemented, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Ropes & Gray LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(a)  the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)  under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation;

(c)  under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares;

(d)  under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund in connection with the reorganization will be the same as the aggregate tax basis of his or her the Acquired Fund shares exchanged therefor;

(e)  under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held the Acquired Fund shares on the date of the reorganization as capital assets;

(f)  under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

(g)  under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets received from the Acquired Fund will be the same as the Acquired Fund’s tax basis in those assets immediately prior to the transfer;

(h)  under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets received from the Acquired Fund will include the periods during which such assets were held by the Acquired Fund;

(i)  the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Section 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will express no view with respect to the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of certain factual certifications made by the officers of the Acquiring Corporation and the Acquired Corporation. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  Fees and Expenses

10.1  The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Corporation, on behalf of the Acquired Fund, each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  Except as provided herein, the Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Fund prior to the date of the Reorganization

(“Pre-Organization Transaction Costs”). DIMA agrees to bear expenses incurred by the Acquired Fund in connection with the Reorganization, including any Pre-Organization Transaction Costs, to the extent that such expenses exceed the estimated total one-year benefit of the Reorganization to the Acquired Fund, as calculated immediately prior to the Closing. Expenses will in any event be paid by the Fund directly incurring such expenses if and to the extent that the payment by the other Fund of such expenses would result in the disqualification of such Fund as a regulated investment company within the meaning of Section 851 of the Code.

11.  Entire Agreement

The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Corporation, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2009, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts,

02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  It is expressly agreed that the obligations of any Corporation hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents, or employees of such Corporation or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Corporation’s Articles of Amendment and Restatement, as amended or supplemented. Moreover, no series of a Corporation other than the applicable Fund shall be responsible for the obligations of such Corporation hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Corporation hereunder. The execution and the delivery of this Agreement have been authorized by the Corporations’ directors, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Corporations acting as such, and neither such authorization by such directors, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Corporation’s Articles of Amendment and Restatement, as amended or supplemented.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Corporations or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS INTERNATIONAL FUND, INC., on behalf of DWS International Value Opportunities Fund

By:
Secretary	Its:

Attest:	DWS INVESTORS FUNDS, INC., on behalf of DWS Japan Equity Fund

By:
Secretary	Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

By:
Its:

EXHIBIT B

FINANCIAL HIGHLIGHTS

DWS International Value Opportunities Fund Class A

	Years Ended August 31,
	2008	2007		2006[a]
Selected Per Share Data
Net asset value, beginning of period	$12.27	$10.25		$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.19		.02
Net realized and unrealized gain (loss)	(1.41)	1.93		.23
Total from investment operations	(1.27)	2.12		.25
Less distributions from:
Net investment income	(.09)	(.10)		—
Net realized gains	(.25)	—		—
Total distributions	(.34)	(.10)		—
Redemption fees	.00 ***	.00	***	—
Net asset value, end of period	$10.66	$12.27		$10.25
Total Return (%)[c,d]	(10.72)	20.67		2.50	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3		1
Ratio of expenses before expense reductions (%)	2.43	4.51		9.51	*
Ratio of expenses after expense reductions (%)	1.61 [e]	2.05	[e]	1.56	*
Ratio of net investment income (loss) (%)	1.17	1.62		1.74	*
Portfolio turnover rate (%)	197	127		7	**

[a]	For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]

Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.57% and 1.51% for the years ended August 31, 2008 and 2007, respectively.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS International Value Opportunities Fund Class C

	Years Ended August 31,
	2008	2007		2006[a]
Selected Per Share Data
Net asset value, beginning of period	$12.25	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.10		.01
Net realized and unrealized gain (loss)	(1.41)	1.93		.22
Total from investment operations	(1.36)	2.03		.23
Less distributions from:
Net investment income	—	(.01)		—
Net realized gains	(.25)	—		—
Total distributions	(.25)	(.01)		—
Redemption fees	.00 ***	.00	***	—
Net asset value, end of period	$10.64	$12.25		$10.23
Total Return (%)[c,d]	(11.43)	19.90		2.30	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3		1
Ratio of expenses before expense reductions (%)	3.16	5.31		10.26	*
Ratio of expenses after expense reductions (%)	2.37 [e]	2.85	[e]	2.31	*
Ratio of net investment income (loss) (%)	.41	.82		.99	*
Portfolio turnover rate (%)	197	127		7	**

[a]	For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total returns would have been lower had certain expenses not been reduced.
[e]

Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.32% and 2.31% for the years ended August 31, 2008 and 2007, respectively.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS International Value Opportunities Fund Class S

	Years Ended August 31,
	2008	2007		2006[a]
Selected Per Share Data
Net asset value, beginning of period	$12.27	$10.25		$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.21		.03
Net realized and unrealized gain (loss)	(1.41)	1.94		.22
Total from investment operations	(1.24)	2.15		.25
Less distributions from:
Net investment income	(.11)	(.13)		—
Net realized gains	(.25)	—		—
Total distributions	(.36)	(.13)		—
Redemption fees	.00 ***	.00	***	—
Net asset value, end of period	$10.67	$12.27		$10.25
Total Return (%)[c]	(10.62)	21.07		2.50	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4		1
Ratio of expenses before expense reductions (%)	2.27	4.33		9.44	*
Ratio of expenses after expense reductions (%)	1.37 [d]	1.85	[d]	1.31	*
Ratio of net investment income (loss) (%)	1.41	1.82		1.99	*
Portfolio turnover rate (%)	197	127		7	**

[a]	For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b]	Based on average shares outstanding during the period.
[c]	Total returns would have been lower had certain expenses not been reduced.
[d]

Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.31% for the years ended August 31, 2008 and 2007, respectively.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

I.	SYNOPSIS	3

II.	INVESTMENT STRATEGIES AND RISK FACTORS	12

III.	OTHER INFORMATION ABOUT THE FUNDS	19

IV.	INFORMATION ABOUT THE PROPOSED MERGER	24

V.	INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING	33

Exhibit A Form of Agreement and Plan of Reorganization

Exhibit B Financial Highlights

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor, Computershare Fund Services, Inc., at 1-866-953-5820.

JPN-041409

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on June 19, 2009

Please detach at perforation before mailing.

PROXY CARD
DWS JAPAN EQUITY FUND
DWS INVESTORS FUND, INC.
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
345 Park Avenue, 27th Floor, New York, New York 10154
280 Oser Avenue	4:00 p.m., Eastern time, on June 19, 2009
Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) J. Christopher Jackson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	JEF_20093_032309

Important Notice Regarding the Availability of Proxy Materials for the DWS Japan Equity Fund

Special Shareholder Meeting to Be Held on June 19, 2009.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/dws20093

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE ON PROPOSAL:

		FOR	AGAINST	ABSTAIN
1.	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Japan Equity Fund (“Japan Equity Fund”) to DWS International Value Opportunities Fund (“International Value Fund”), in exchange for shares of International Value Fund and the assumption by International Value Fund of all the liabilities of Japan Equity Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Japan Equity Fund in complete liquidation and termination of Japan Equity Fund.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

JGI_20093_032309

                                DECEMBER 1, 2008

                                   PROSPECTUS
                              ------------------
                                CLASSES A AND C

                   DWS INTERNATIONAL VALUE OPPORTUNITIES FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 11      How Much Investors Pay
 13      Other Policies and Secondary
         Risks
 14      Who Manages and Oversees
         the Fund
 18      Financial Highlights

HOW TO INVEST IN THE FUND
 21      Choosing a Share Class
 26      How to Buy Class A and C
         Shares
 27      How to Exchange or Sell
         Class A and C Shares
 30      Policies You Should Know
         About
 42      Understanding Distributions
         and Taxes
 46      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the
Web site does not form a part of this prospectus).

                                                 Class A    Class C
  ticker symbol                                  DNVAX      DNVCX
    fund number                                  455        755

    DWS INTERNATIONAL VALUE OPPORTUNITIES FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the fund invests are based in the developed foreign countries that make up the Morgan Stanley Capital International Europe,
            Australasia and Far East Index ("MSCI EAFE (Reg. TM) Index"). The
            fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe,
            Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the fund's strategy.
            Typically, the fund would not hold more than 20% of its net assets in emerging markets. In implementing this overall strategy, the fund may experience a high portfolio turnover rate. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and
            US stocks and other equities.

            The fund invests for the long term. The portfolio managers employ a value strategy and invest in companies that they believe are undervalued. These are typically companies that have been
            historically sound but are temporarily out of favor. The fund intends to invest primarily in companies whose market
            capitalizations fall within the normal range of the MSCI EAFE (Reg.
            TM) Index.

4 | DWS International Value Opportunities Fund

            The portfolio managers track several thousand companies to arrive at between 50 to 70 stocks the fund normally holds. The managers use a variety of quantitative screens to compare a company's stock price to its book value, cash flow and dividend yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

            After narrowing the investment universe through the use of valuation screens, the portfolio managers' use of fundamental research tools lies at the heart of the investment process. The portfolio managers' process brings an added dimension to this fundamental research by drawing on the insight of experts from a range of financial disciplines - regional stock market specialists, global industry specialists, economists and quantitative analysts.
            They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers'
            investment process.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, an important factor with this fund is how stock markets perform. To the extent that the fund invests in a particular geographic region, the fund's performance may be proportionately affected by that region's general performance. When stock prices fall, you should expect the value of your investment to fall as well.

                                 DWS International Value Opportunities Fund  | 5

            Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            -  POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized
               foreign investments and imposed higher taxes.

            -  INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.
               Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            -  LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges.
               This can make buying and selling certain investments more
               difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's
               estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The fund is designed for investors who are seeking capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

6 | DWS International Value Opportunities Fund

            -  REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the
               US.

            -  CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            -  LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            -  TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US
               investments. The procedures and rules governing foreign
               transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            -  TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries'
            economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative

                                 DWS International Value Opportunities Fund  | 7

            transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
            methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

8 | DWS International Value Opportunities Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Class C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Value Opportunities Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

15.52
2007

2008 TOTAL RETURN AS OF SEPTEMBER 30: -29.55%
FOR THE PERIOD INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.82%, Q2 2007                  WORST QUARTER: 1.65%, Q4 2007

                                 DWS International Value Opportunities Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                             1 YEAR      SINCE INCEPTION*
 CLASS A
   Return before Taxes                         8.88            16.50
   Return after Taxes on Distributions         8.24            15.91
   Return after Taxes on Distributions
   and Sale of Fund Shares                     6.13            13.90
 CLASS C (Return before Taxes)                14.59            20.31
 MSCI EAFE INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                       11.17            17.58

 *   Inception date for the fund was July 5, 2006. Index comparison begins on
     June 30, 2006.

     Total returns would have been lower if operating expenses hadn't been reduced.

 MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST
 (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the
 Far East.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.

--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS International Value Opportunities Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                           CLASS A             CLASS C
 SHAREHOLDER FEES, paid directly from your investment
________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)                5.75%1             None
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                            None2              1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)3                               2.00                 2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________________
 Management Fee                                      0.80%              0.80%
 Distribution/Service (12b-1) Fee                    0.22                 0.97
 Other Expenses4                                     1.41                 1.39
 TOTAL ANNUAL OPERATING EXPENSES                     2.43                 3.16
 Less Fee Waiver/Expense
 Reimbursement                                       0.91                 0.89
 NET ANNUAL OPERATING EXPENSES5                      1.52                 2.27

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

5   Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.52% and 2.27% for Class A and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

                                DWS International Value Opportunities Fund  | 11

Based on the costs above (including one year of capped expenses in each period), this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period
________________________________________________________________________
 Class A shares        $721       $1,207       $1,719       $3,117
 Class C shares         330          891        1,577        3,405

 EXPENSES, assuming you kept your shares
________________________________________________________________________
 Class A shares        $721       $1,207       $1,719       $3,117
 Class C shares         230          891        1,577        3,405

12 | DWS International Value Opportunities Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk.
              This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           -  The fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions to
              shareholders will be taxed at higher federal income tax rates.

           -  Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs. The Advisor will monitor the impact of these transactions and the fund may
              discontinue such arrangements if they are not deemed to be in the best interests of the fund.

           Secondary risks

           CREDIT RISK. The fund will be subject to the risk that the creditworthiness of a bond's issuer may decline, causing the value of the bond to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default.

                                        Other Policies and Secondary Risks  | 13

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

            A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on
            www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
            Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's
            Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
           Americas, DIMA and DWS Trust Company.

14 | Who Manages and Oversees the Fund

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                                                    FEE PAID
DWS International Value Opportunities Fund                      0.07%*

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           As compensation for its services, DIMA is entitled to receive from the fund a fee (based upon the fund's average daily net assets) in accordance with the following schedule: 0.800% on the first $500 million; 0.780% on the next $500 million; 0.760% on the next $1 billion; and 0.740% thereafter.

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement and subadvisory agreement, is contained in the shareholder report for the semiannual period ended
           February 29 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.

                                         Who Manages and Oversees the Fund  | 15

           Subadvisor for DWS International Value Opportunities Fund

           The subadvisor for DWS International Value Opportunities Fund is
           Deutsche Asset Management International GmbH ("DeAMi"), Mainzer
           Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange
           Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

16 | Who Manages and Oversees the Fund

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Klaus Kaldemorgen
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the fund.
- Joined Deutsche Asset Management in 1982 and the fund in 2006.
- Head of Equities: Germany; senior portfolio manager of international equities; Managing Director of DWS Investment GmbH: Frankfurt.
- Master's degree in economics, Johannes-Gutenberg University, Mainz.

Carmen Weber, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2006.
- Senior portfolio manager for Global Equities: Frankfurt.
- Prior to that, Head of Growth and Equity Funds at Metzler.
- Over 15 years of investment industry experience.
- BA, University of Siegen, Germany.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                         Who Manages and Oversees the Fund  | 17

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DWS International Value Opportunities Fund - Class A

YEARS ENDED AUGUST 31,                                   2008             2007           2006 a
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.27         $  10.25         $ 10.00
-------------------------------------------------     --------         --------         -------
Income (loss) from investment operations:
  Net investment income (loss)b                            .14              .19             .02
_________________________________________________     ________         ________         _______
  Net realized and unrealized gain (loss)               (1.41)            1.93             .23
-------------------------------------------------     --------         --------         -------
  TOTAL FROM INVESTMENT OPERATIONS                      (1.27)            2.12             .25
_________________________________________________     ________         ________         _______
Less distributions from:
  Net investment income                                 (  .09)          (  .10)              -
_________________________________________________     ________         ________         _______
  Net realized gains                                    (  .25)               -               -
-------------------------------------------------     --------         --------         -------
  TOTAL DISTRIBUTIONS                                   (  .34)          (  .10)              -
_________________________________________________     ________         ________         _______
Redemption fees                                            .00***           .00***            -
-------------------------------------------------     --------         --------         -------
NET ASSET VALUE, END OF PERIOD                        $  10.66         $  12.27         $ 10.25
-------------------------------------------------     --------         --------         -------
Total Return (%)c,d                                     (10.72)           20.67            2.50**
-------------------------------------------------     --------         --------         -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------     -------
Net assets, end of period ($ millions)                       5                3               1
_________________________________________________     ________         ________         _______
Ratio of expenses before expense reductions (%)           2.43             4.51            9.51*
_________________________________________________     ________         ________         _______
Ratio of expenses after expense reductions (%)         1.61e            2.05e              1.56*
_________________________________________________     ________         ________         _______
Ratio of net investment income (loss) (%)                 1.17             1.62            1.74*
_________________________________________________     ________         ________         _______
Portfolio turnover rate (%)                                197              127               7**
-------------------------------------------------     --------         --------         -------

a   For the period from July 5, 2006 (commencement of operations) to August 31,
2006.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total returns would have been lower had certain expenses not been reduced.

e   Ratio includes interest expense incurred on foreign cash overdrafts.
   Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.57% and 1.51% for the years ended August
   31, 2008 and 2007, respectively.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

18 | Financial Highlights

DWS International Value Opportunities Fund - Class C

YEARS ENDED AUGUST 31,                                   2008             2007           2006 a
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.25         $  10.23         $ 10.00
-------------------------------------------------     --------         --------         -------
Income (loss) from investment operations:
  Net investment income (loss)b                            .05              .10             .01
_________________________________________________     ________         ________         _______
  Net realized and unrealized gain (loss)               (1.41)            1.93             .22
-------------------------------------------------     --------         --------         -------
  TOTAL FROM INVESTMENT OPERATIONS                      (1.36)            2.03             .23
_________________________________________________     ________         ________         _______
Less distributions from:
  Net investment income                                      -           (  .01)              -
_________________________________________________     ________         ________         _______
  Net realized gains                                    (  .25)               -               -
-------------------------------------------------     --------         --------         -------
  TOTAL DISTRIBUTIONS                                   (  .25)          (  .01)              -
_________________________________________________     ________         ________         _______
Redemption fees                                            .00***           .00***            -
-------------------------------------------------     --------         --------         -------
NET ASSET VALUE, END OF PERIOD                        $  10.64         $  12.25         $ 10.23
-------------------------------------------------     --------         --------         -------
Total Return (%)c,d                                     (11.43)           19.90            2.30**
-------------------------------------------------     --------         --------         -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------     -------
Net assets, end of period ($ millions)                       3                3               1
_________________________________________________     ________         ________         _______
Ratio of expenses before expense reductions (%)           3.16             5.31           10.26*
_________________________________________________     ________         ________         _______
Ratio of expenses after expense reductions (%)         2.37e            2.85e              2.31*
_________________________________________________     ________         ________         _______
Ratio of net investment income (loss) (%)                  .41              .82             .99*
_________________________________________________     ________         ________         _______
Portfolio turnover rate (%)                                197              127               7**
-------------------------------------------------     --------         --------         -------

a   For the period from July 5, 2006 (commencement of operations) to August 31,
2006.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total returns would have been lower had certain expenses not been reduced.

e   Ratio includes interest expense incurred on foreign cash overdrafts.
   Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.32% and 2.31% for the years ended August
   31, 2008 and 2007, respectively.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 19

HOW TO INVEST IN THE FUND
This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU
MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
  when you buy shares                        or eliminate their sales charge; see
                                             "Class A shares"
 -  In most cases, no charge when you
  sell shares                                -  Total annual expenses are lower than
                                             those for Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS C
 -  No sales charge when you buy shares       -  Unlike Class A shares, Class C shares
                                             do not have a sales charge when
 -  Deferred sales charge of 1.00%,
                                             buying shares, but have higher annual
  charged when you sell shares you
                                             expenses than those for Class A
  bought within the last year
                                             shares and a one year deferred sales
 -  0.75% annual distribution fee and up
                                             charge
  to 0.25% annual shareholder servicing
  fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.

                                                    Choosing a Share Class  | 21

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:

                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2
  Up to $50,000                 5.75%                     6.10%
$    50,000-$99,999             4.50                      4.71
$  100,000-$249,999             3.50                      3.63
$  250,000-$499,999             2.60                      2.67
$  500,000-$999,999             2.00                      2.04
  $1 million or more          see below                see below

           1   The offering price includes the sales charge.

           2   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           -  you indicate your intent in writing to invest at least $50,000 in
              Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           -  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're
              investing now in Class A shares is at least $50,000 ("Cumulative
              Discount")

           -  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

22 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced
           Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger)
           may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit
           www.dws-investments.com (click on the link entitled "Fund Sales
           Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of
           Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES
           WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the
           DWS family of funds for an investment in Class A shares of the fund.
           In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons
           (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

                                                    Choosing a Share Class  | 23

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge
           ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50%
           on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know
           About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           Class C shares

           Class C shares may appeal to investors who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund.
           Class C shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are higher than those for Class A shares
           (and the performance of Class C shares is correspondingly lower than that of Class A shares).

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:

   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                          1.00%
  Second year and later                         None

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

24 | Choosing a Share Class

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

                                                    Choosing a Share Class  | 25

How to BUY Class A and C Shares

 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                Investments" and an investment slip
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    include a letter with your name,
  Investments"                                  account number, the full name of the
                                                fund and the share class and your
                                                investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your             -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-
                                                investments.com or log in if already
                                                registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account

--------------------------------------------------------------------------------

REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO
64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

26 | How to Buy Class A and C Shares

How to EXCHANGE or SELL Class A and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
  method that's most convenient for you         method that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:  WEB SITE: www.dws-investments.com
              TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
              TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

                              How to Exchange or Sell Class A and C Shares  | 27

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

28 | How to Exchange or Sell Class A and C Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

                              How to Exchange or Sell Class A and C Shares  | 29

           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           621-1048.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

30 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE MINIMUMS. The minimum initial investment for Class
           A and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the

                                            Policies You Should Know About  | 31

           Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an
           Automatic Investment Plan funded with $50 or more per month in subsequent investments) or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of the fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g.,
           "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

32 | Policies You Should Know About

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

                                            Policies You Should Know About  | 33

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial
           intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds'
           policies, or prohibit transactions not subject to the DWS Funds'
           policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

34 | Policies You Should Know About

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
           redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's
           Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by

                                            Policies You Should Know About  | 35

           the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

36 | Policies You Should Know About

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

            SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
            circumstances.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 37

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
           CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC.
           These include:

           -  the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to
              determine if the conditions exist

           -  withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           -  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           -  for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

38 | Policies You Should Know About

         -  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS
           INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current
           NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder
           Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check  or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
           Generally, those circumstances are when 1) the New York Stock
           Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the

                                            Policies You Should Know About  | 39

           value of the fund's net assets not reasonably practicable; or 4) the
           SEC, by order, permits the suspension of the right of redemption.
           Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is

40 | Policies You Should Know About

           likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market
           -timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including
              certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 41

            -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
               purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
               interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees);
              you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its
           shareholders annually in December and, if necessary, may do so at other times as well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

42 | Understanding Distributions and Taxes

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

                                     Understanding Distributions and Taxes  | 43

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM       GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of           -  gains from the sale of
  securities held (or treated as      securities held by the fund for
  held) by the fund for more          one year or less
  than one year                    -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund          -  gains from selling fund
  shares held for more than           shares held for one year or
  one year                            less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than
           50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in

44 | Understanding Distributions and Taxes

           debt securities  or, generally, from real estate investment trusts.
           In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. Because the fund will invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to you by the fund will be qualified dividend income eligible for taxation at long-term capital gain rates than if the fund invested in only long positions in equity securities.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-
           advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional
           Information.

                                     Understanding Distributions and Taxes  | 45

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than
           5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After
           Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

46 | Appendix

DWS International Value Opportunities Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.52%             -2.47%       $  9,752.99        $   720.75
   2           10.25%        2.43%              0.04%       $ 10,003.64        $   240.04
   3           15.76%        2.43%              2.61%       $ 10,260.74        $   246.21
   4           21.55%        2.43%              5.24%       $ 10,524.44        $   252.54
   5           27.63%        2.43%              7.95%       $ 10,794.91        $   259.03
   6           34.01%        2.43%             10.72%       $ 11,072.34        $   265.69
   7           40.71%        2.43%             13.57%       $ 11,356.90        $   272.52
   8           47.75%        2.43%             16.49%       $ 11,648.78        $   279.52
   9           55.13%        2.43%             19.48%       $ 11,948.15        $   286.70
  10           62.89%        2.43%             22.55%       $ 12,255.22        $   294.07
  TOTAL                                                                        $ 3,117.07

DWS International Value Opportunities Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.27%              2.73%       $ 10,273.00        $   230.10
   2           10.25%        3.16%              4.62%       $ 10,462.02        $   327.61
   3           15.76%        3.16%              6.55%       $ 10,654.52        $   333.64
   4           21.55%        3.16%              8.51%       $ 10,850.57        $   339.78
   5           27.63%        3.16%             10.50%       $ 11,050.22        $   346.03
   6           34.01%        3.16%             12.54%       $ 11,253.54        $   352.40
   7           40.71%        3.16%             14.61%       $ 11,460.61        $   358.88
   8           47.75%        3.16%             16.71%       $ 11,671.48        $   365.49
   9           55.13%        3.16%             18.86%       $ 11,886.24        $   372.21
  10           62.89%        3.16%             21.05%       $ 12,104.94        $   379.06
  TOTAL                                                                        $ 3,405.20

                                                                  Appendix  | 47

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048

SEC FILE NUMBER:
DWS International Fund, Inc.  DWS International Value Opportunities Fund  811-0642

(12/01/08) DIVOF-1               [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                                DECEMBER 1, 2008

                                   PROSPECTUS
                              ------------------
                                    CLASS S

                   DWS INTERNATIONAL VALUE OPPORTUNITIES FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 11      How Much Investors Pay
 12      Other Policies and Secondary
         Risks
 13      Who Manages and Oversees
         the Fund
 17      Financial Highlights

HOW TO INVEST IN THE FUND
 19      How to Buy Class S Shares
 20      How to Exchange or Sell
         Class S Shares
 23      Policies You Should Know
         About
 34      Understanding Distributions
         and Taxes
 38      Appendix

HOW THE FUND WORKS
On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the
Web site does not form a part of this prospectus).

                                                    Class S
  ticker symbol                                     DNVSX
    fund number                                     2355

    DWS INTERNATIONAL VALUE OPPORTUNITIES FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. Almost all the companies in which the fund invests are based in the developed foreign countries that make up the Morgan Stanley Capital International Europe,
            Australasia and Far East Index ("MSCI EAFE (Reg. TM) Index"). The
            fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe,
            Asia and Africa if the portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the fund's strategy.
            Typically, the fund would not hold more than 20% of its net assets in emerging markets. In implementing this overall strategy, the fund may experience a high portfolio turnover rate. The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and
            US stocks and other equities.

            The fund invests for the long term. The portfolio managers employ a value strategy and invest in companies that they believe are undervalued. These are typically companies that have been
            historically sound but are temporarily out of favor. The fund intends to invest primarily in companies whose market
            capitalizations fall within the normal range of the MSCI EAFE (Reg.
            TM) Index.

4 | DWS International Value Opportunities Fund

            The portfolio managers track several thousand companies to arrive at between 50 to 70 stocks the fund normally holds. The managers use a variety of quantitative screens to compare a company's stock price to its book value, cash flow and dividend yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

            After narrowing the investment universe through the use of valuation screens, the portfolio managers' use of fundamental research tools lies at the heart of the investment process. The portfolio managers' process brings an added dimension to this fundamental research by drawing on the insight of experts from a range of financial disciplines - regional stock market specialists, global industry specialists, economists and quantitative analysts.
            They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers'
            investment process.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, an important factor with this fund is how stock markets perform. To the extent that the fund invests in a particular geographic region, the fund's performance may be proportionately affected by that region's general performance. When stock prices fall, you should expect the value of your investment to fall as well.

                                 DWS International Value Opportunities Fund  | 5

            Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            -  POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized
               foreign investments and imposed higher taxes.

            -  INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.
               Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            -  LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges.
               This can make buying and selling certain investments more
               difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's
               estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The fund is designed for investors who are seeking capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

6 | DWS International Value Opportunities Fund

            -  REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the
               US.

            -  CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            -  LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            -  TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US
               investments. The procedures and rules governing foreign
               transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            -  TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

            EMERGING MARKET RISK. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries'
            economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries with emerging economies are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

            DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative

                                 DWS International Value Opportunities Fund  | 7

            transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
            methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

8 | DWS International Value Opportunities Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS International Value Opportunities Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S

15.67
2007

2008 TOTAL RETURN AS OF SEPTEMBER 30: -29.36%
FOR THE PERIOD INCLUDED IN THE BAR CHART:
BEST QUARTER: 6.91%, Q2 2007                  WORST QUARTER: 1.61%, Q4 2007

                                 DWS International Value Opportunities Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                              1 YEAR       SINCE INCEPTION*
 CLASS S
   Return before Taxes                          15.67            21.47
   Return after Taxes on Distributions          14.95            20.78
   Return after Taxes on Distributions
   and Sale of Fund Shares                      10.60            18.14
 MSCI EAFE INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                         11.17            17.58

 *   Inception date for the fund was July 5, 2006. Index comparison begins on
     June 30, 2006.

     Total returns would have been lower if operating expenses hadn't been reduced.

 MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND THE FAR EAST
 (MSCI EAFE (Reg. TM)) INDEX is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the
 Far East.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.

--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS International Value Opportunities Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                        CLASS S
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds)1                             2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________
 Management Fee                                    0.80%
 Distribution/Service (12b-1) Fee                  None
 Other Expenses2                                   1.47
 TOTAL ANNUAL OPERATING EXPENSES                   2.27
 Less Fee Waiver/Expense
 Reimbursement                                     1.00
 NET ANNUAL OPERATING EXPENSES3                    1.27

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee payable to the
   Advisor in the amount of 0.10%.

3   Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.27% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the fund's Class S shares expenses to those of other mutual funds. This example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period.
This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $129         $613       $1,124       $2,528

                                DWS International Value Opportunities Fund  | 11

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities or other short-term securities that offer comparable levels of risk.
              This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           -  The fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions to
              shareholders will be taxed at higher federal income tax rates.

           -  Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs. The Advisor will monitor the impact of these transactions and the fund may
              discontinue such arrangements if they are not deemed to be in the best interests of the fund.

           Secondary risks

           CREDIT RISK. The fund will be subject to the risk that the creditworthiness of a bond's issuer may decline, causing the value of the bond to decline. In addition, an issuer may not be able to make timely payments on the interest and principal on the bonds it has issued. In some cases, bonds may decline in credit quality or go into default.

12 | Other Policies and Secondary Risks

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on
           www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's
           Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
           Americas, DIMA and DWS Trust Company.

                                         Who Manages and Oversees the Fund  | 13

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                                                    FEE PAID
DWS International Value Opportunities Fund                      0.07%*

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           As compensation for its services, DIMA is entitled to receive from the fund a fee (based upon the fund's average daily net assets) in accordance with the following schedule: 0.800% on the first $500 million; 0.780% on the next $500 million; 0.760% on the next $1 billion; and 0.740% thereafter.

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement and subadvisory agreement, is contained in the shareholder report for the semiannual period ended
           February 29 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.

14 | Who Manages and Oversees the Fund

           Subadvisor for DWS International Value Opportunities Fund

           The subadvisor for DWS International Value Opportunities Fund is
           Deutsche Asset Management International GmbH ("DeAMi"), Mainzer
           Landstrasse 178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange
           Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

                                         Who Manages and Oversees the Fund  | 15

Portfolio management

The fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the fund.

Klaus Kaldemorgen
Managing Director of Deutsche Asset Management and Lead Portfolio Manager of
the fund.
- Joined Deutsche Asset Management in 1982 and the fund in 2006.
- Head of Equities: Germany; senior portfolio manager of international equities; Managing Director of DWS Investment GmbH: Frankfurt.
- Master's degree in economics, Johannes-Gutenberg University, Mainz.

Carmen Weber, CFA
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management and the fund in 2006.
- Senior portfolio manager for Global Equities: Frankfurt.
- Prior to that, Head of Growth and Equity Funds at Metzler.
- Over 15 years of investment industry experience.
- BA, University of Siegen, Germany.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

16 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DWS International Value Opportunities Fund - Class S

YEARS ENDED AUGUST 31,                                   2008             2007           2006 a
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  12.27         $  10.25         $ 10.00
-------------------------------------------------     --------         --------         -------
Income (loss) from investment operations:
  Net investment income (loss)b                            .17              .21             .03
_________________________________________________     ________         ________         _______
  Net realized and unrealized gain (loss)               (1.41)            1.94             .22
-------------------------------------------------     --------         --------         -------
  TOTAL FROM INVESTMENT OPERATIONS                      (1.24)            2.15             .25
_________________________________________________     ________         ________         _______
Less distributions from:
  Net investment income                                 (  .11)          (  .13)              -
_________________________________________________     ________         ________         _______
  Net realized gains                                    (  .25)               -               -
-------------------------------------------------     --------         --------         -------
  TOTAL DISTRIBUTIONS                                   (  .36)          (  .13)              -
_________________________________________________     ________         ________         _______
  Redemption fees                                          .00***           .00***            -
_________________________________________________     ________         ________         _______
NET ASSET VALUE, END OF PERIOD                        $  10.67         $  12.27         $ 10.25
-------------------------------------------------     --------         --------         -------
Total Return (%)c                                       (10.62)           21.07            2.50**
-------------------------------------------------     --------         --------         -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------     -------
Net assets, end of period ($ millions)                       4                4               1
_________________________________________________     ________         ________         _______
Ratio of expenses before expense reductions (%)           2.27             4.33            9.44*
_________________________________________________     ________         ________         _______
Ratio of expenses after expense reductions (%)         1.37d            1.85d              1.31*
_________________________________________________     ________         ________         _______
Ratio of net investment income (loss) (%)                 1.41             1.82            1.99*
_________________________________________________     ________         ________         _______
Portfolio turnover rate (%)                                197              127               7**
-------------------------------------------------     --------         --------         -------

a   For the period from July 5, 2006 (commencement of operations) to August 31,
2006.

b   Based on average shares outstanding during the period.

c   Total returns would have been lower had certain expenses not been reduced.

d   Ratio includes interest expense incurred on foreign cash overdrafts.
   Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.31% for the years ended August
   31, 2008 and 2007, respectively.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 17

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares

 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Investments investment
 -  Fill out and sign an application
                                              slip or short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Investments"                                -  check made payable to "DWS
                                              Investments"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your           -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
  www.dws-investments.com or log in if        electronic services
  already registered                          -  Register at www.dws-
 -  Print out a prospectus and a new          investments.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO
64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

                                                 How to Buy Class S Shares  | 19

How to EXCHANGE or SELL Class S Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:   WEB SITE: www.dws-investments.com
               TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
               TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET

20 | How to Sell or Exchange Class S Shares

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

                                    How to Sell or Exchange Class S Shares  | 21

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

22 | How to Sell or Exchange Class S Shares

           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           728-3337.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and
6 p.m. Eastern time on any fund business day by calling (800) 728-3337.

                                            Policies You Should Know About  | 23

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE MINIMUMS. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as

24 | Policies You Should Know About

           IRAs and custodial accounts such as Uniform Gifts to Minors Act and
           Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an
           Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee)
           will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the
           15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of
           participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

                                            Policies You Should Know About  | 25

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of the fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g.,
           "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's

26 | Policies You Should Know About

           account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy
           (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial
           intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds'
           policies, or prohibit transactions not subject to the DWS Funds'
           policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

                                            Policies You Should Know About  | 27

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

28 | Policies You Should Know About

           customer accounts and to collect and remit the proceeds to the fund.
           However, due to operational requirements, the intermediaries'
           methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

                                            Policies You Should Know About  | 29

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

            WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

30 | Policies You Should Know About

           parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS
           Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check  or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
           Generally, those circumstances are when 1) the New York Stock
           Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is

                                            Policies You Should Know About  | 31

           restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption.
           Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value

32 | Policies You Should Know About

           determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market
           -timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including
              certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
              interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

                                            Policies You Should Know About  | 33

            -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may
               recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

            THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its
            shareholders annually in December and, if necessary, may do so at other times as well.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

34 | Understanding Distributions and Taxes

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of            -  gains from the sale of
  securities held (or treated as       securities held by the fund for
  held) by the fund for more           one year or less
  than one year                     -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund           -  gains from selling fund
  shares held for more than            shares held for one year or
  one year                             less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if

                                     Understanding Distributions and Taxes  | 35

           at the end of its fiscal year more than 50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities  or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply. Because the fund will invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to you by the fund will be qualified dividend income eligible for taxation at long-term capital gain rates than if the fund invested in only long positions in equity securities.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

36 | Understanding Distributions and Taxes

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-
           advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional
           Information.

                                     Understanding Distributions and Taxes  | 37

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than
           5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After
           Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

38 | Appendix

DWS International Value Opportunities Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.27%              3.73%       $ 10,373.00        $   129.37
   2           10.25%        2.27%              6.56%       $ 10,656.18        $   238.68
   3           15.76%        2.27%              9.47%       $ 10,947.10        $   245.20
   4           21.55%        2.27%             12.46%       $ 11,245.95        $   251.89
   5           27.63%        2.27%             15.53%       $ 11,552.97        $   258.77
   6           34.01%        2.27%             18.68%       $ 11,868.36        $   265.83
   7           40.71%        2.27%             21.92%       $ 12,192.37        $   273.09
   8           47.75%        2.27%             25.25%       $ 12,525.22        $   280.54
   9           55.13%        2.27%             28.67%       $ 12,867.16        $   288.20
  10           62.89%        2.27%             32.18%       $ 13,218.43        $   296.07
  TOTAL                                                                        $ 2,527.64

                                                                  Appendix  | 39

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337

SEC FILE NUMBER:

DWS International Fund, Inc.   DWS International Value Opportunities Fund   811-0642

(12/01/08) 355-2                 [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                             DWS Japan Equity Fund

Effective on or about April 1, 2009, Masaaki Kadota will replace Kenji Chihara as a portfolio manager for the above-listed fund. The following biographical information for Mr. Kadota replaces that for Mr. Chihara in the "Portfolio management" section of the fund's prospectuses:

  Masaaki Kadota Vice President of Deutsche Asset Management (Japan) Limited and
  Portfolio Manager of the fund.
    oPortfolio manager for Global ex-Japan Equity: Tokyo, since 2002.
    oJoined Deutsche Asset Management in 2001 and the fund in 2009.
    oPrior to that, worked for 5 years at J.P.Morgan Securities and STB Asset
     Management.
    oBachelor's degree in Political Science, Waseda University; Master's in
     Finance degree from London Business School, University of London; MSc in
     Investment Management, Sir John Cass Business School, City University,
     London.

               Please Retain This Supplement for Future Reference

                                                                    [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

March 27, 2009
DJEF-3601

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                 -----------------

                              DWS Japan Equity Fund

The Board of each fund noted below has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each such fund, to effect the following fund merger:

--------------------------------------------------------------------------------
Acquired Fund                      Acquiring Fund
--------------------------------------------------------------------------------
DWS Japan Equity Fund              DWS International Value Opportunities Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of each fund, and (ii) approval by shareholders of the Acquired
Fund. Prior to the shareholder meeting, shareholders of record on the record date of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring
Fund.

If the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of
4:00 p.m. Eastern time on the shareholder meeting date, or such later date as shareholder approval may occur, you are:

o  a current fund shareholder; or

o  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
January 23, 2009
DJEF-3600

New accounts may be opened for:

o  transfers of shares from existing accounts in this fund (including
   IRA rollovers);

o  officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP
   Inc. under an alliance with DWS Investments Distributors, Inc. ("DIDI")
   ("Flex Plans");

o  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of the shareholder meeting date;

o  purchases through any comprehensive or "wrap" fee program or other fee based program; or

o  accounts managed by DIMA, any advisory products offered by DIMA or DIDI and for the Portfolios of DWS Allocation Series or other fund of funds managed by
   DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DIDI, the fund's principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS
Funds as of the shareholder meeting date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.

               Please Retain This Supplement for Future Reference

                                       2
January 23, 2009
DJEF-3600

                                DECEMBER 1, 2008

                                   PROSPECTUS
                              ------------------
                               CLASSES A, B AND C

                             DWS JAPAN EQUITY FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 11      How Much Investors Pay
 13      Other Policies and Secondary
         Risks
 14      Who Manages and Oversees
         the Fund
 18      Financial Highlights

HOW TO INVEST IN THE FUND
 23      Choosing a Share Class
 29      How to Buy Class A, B and C
         Shares
 30      How to Exchange or Sell
         Class A, B and C Shares
 33      Policies You Should Know
         About
 45      Understanding Distributions
         and Taxes
 49      Appendix

HOW THE FUND WORKS
On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the
Web site does not form a part of this prospectus).

                            Class A    Class B    Class C
  ticker symbol             FJEAX      FJEBX      FJECX
    fund number             460        660        760

    DWS JAPAN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks high capital appreciation.

            Under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its assets, measured at the time a security is purchased, in Japanese equity securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The fund invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter. The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

            In choosing stocks, portfolio management relies most heavily on the following analytical disciplines:

            -  BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong
               competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

            -  GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

            Portfolio management will normally sell a stock when it believes the issuer's fundamental factors have changed, other investments offer better opportunities or when adjusting the fund's emphasis on a given industry.

4 | DWS Japan Equity Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options, including sales of covered put and call options.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor with this fund is how stock markets perform - in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            -  POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized
               foreign investments and imposed higher taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of companies in a particular foreign country or region.

                                                      DWS Japan Equity Fund  | 5

            -  INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.
               Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            -  LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges.
               This can make buying and selling certain investments more
               difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's
               estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            -  REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the
               US.

            -  CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            -  LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            -  TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US
               investments. The procedures and rules governing foreign
               transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            -  TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

6 | DWS Japan Equity Fund

            INVESTMENT FOCUS RISK. Focusing on a single country involves increased currency, political, regulatory and other risks. Because the fund concentrates its investments in Japanese equity
            securities, market swings in Japan will have a greater effect on fund performance than they would in a more geographically
            diversified equity fund.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
            methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                                      DWS Japan Equity Fund  | 7

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the
               relative attractiveness of different sizes of stocks,
               geographical trends or other matters.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements.

8 | DWS Japan Equity Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In the table, the performance figures for Class B and Class C prior to their inception (August 10, 1998 for Class B and May 31, 2000 for Class C) are based on the historical performance of the fund's original share class (Class A)
adjusted to reflect the higher gross total annual operating expenses of Class B and Class C and the current applicable sales charges for Class B and Class C shares.

DWS Japan Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

 4.70     169.29       -34.50      -24.60      -8.62     38.00       9.99     34.14       2.14     -8.04
1998       1999        2000        2001       2002       2003       2004      2005       2006      2007

2008 TOTAL RETURN AS OF SEPTEMBER 30: -26.86%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 33.98%, Q4 1999                 WORST QUARTER: -21.35%, Q3 2001

                                                      DWS Japan Equity Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                             1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                       -13.33        12.51         8.66
   Return after Taxes on Distributions       -15.58        10.48         5.28
   Return after Taxes on Distributions
   and Sale of Fund Shares                    -6.18*       10.63*        6.03*
 CLASS B (Return before Taxes)               -11.15        12.86         8.34
 CLASS C (Return before Taxes)                -8.73        13.03         8.50
 TOKYO STOCK EXCHANGE STOCK PRICE
 INDEX ("TOPIX") (reflects no
 deductions for fees, expenses or
 taxes)                                       -5.19        14.51         4.92

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 THE TOKYO STOCK EXCHANGE STOCK PRICE INDEX ("TOPIX") is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.

--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS Japan Equity Fund

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                        CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1         None          None
 Maximum Contingent Deferred Sales
 Charge (Load) (as % of redemption
 proceeds)                                       None2             4.00%         1.00%
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 redemption proceeds)3                            2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________________________
 Management Fee                                   0.85%          0.85%         0.85%
 Distribution/Service (12b-1) Fee                 0.24             1.00          1.00
 Other Expenses4                                  0.65             0.76          0.70
 TOTAL ANNUAL OPERATING EXPENSES                  1.74             2.61          2.55

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

                                                     DWS Japan Equity Fund  | 11

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period
_________________________________________________________________________
 Class A shares         $742       $1,091       $1,464       $2,509
 Class B shares*         664        1,111        1,585        2,538
 Class C shares          358          794        1,355        2,885

 EXPENSES, assuming you kept your shares
_________________________________________________________________________
 Class A shares         $742       $1,091       $1,464       $2,509
 Class B shares*         264          811        1,385        2,538
 Class C shares          258          794        1,355        2,885

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

12 | DWS Japan Equity Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  The fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions to
              shareholders will be taxed at higher federal income tax rates.

           -  Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs. The Advisor will monitor the impact of these transactions and the fund may
              discontinue such arrangements if they are not deemed to be in the best interests of the fund.

           Secondary risks

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives,

                                        Other Policies and Secondary Risks  | 13

           to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on
           www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's
           Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

14 | Who Manages and Oversees the Fund

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
           Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                              FEE PAID
  DWS Japan Equity Fund                  0.85%

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement and subadvisory agreement, is contained in the most recent shareholder report for the semi-annual period ended February 28 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.

                                         Who Manages and Oversees the Fund  | 15

           Subadvisor

           Deutsche Asset Management (Japan) Limited ("DeAMJ"), Sanno Park
           Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173, an
           affiliate of DIMA, is the subadvisor for the fund. Under DIMA's oversight, DeAMJ renders daily investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments with regard to the fund's portfolio. The Advisor compensates DeAMJ out of the management fee it receives from the fund.

16 | Who Manages and Oversees the Fund

Portfolio management

The following person handles the day-to-day management of the fund.

Kenji Chihara
Director of Deutsche Asset Management (Japan) Limited and Portfolio Manager of
the fund.
- Joined Deutsche Trust Bank in 1997 and transferred to Deutsche Asset
   Management (Japan) Limited in October 2005.
- Joined the fund in 2005.
- Formerly Chief Investment Officer of Deutsche Trust Bank.
- Over 21 years of investment industry experience.

- Previously served as Japanese Equity Fund Manager at Okasan Investment
   Management for five years and in various positions at Okasan Securities for five years prior to joining Deutsche Asset Management Group.
- BA, Kyushu University, Chartered Member of the Security Analysts Association
   of Japan.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                         Who Manages and Oversees the Fund  | 17

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover). On August 20, 2004, the fund converted to a stand-alone fund from a master-feeder structure. Certain ratio results for the year ended August 31, 2004 from activity prior to this conversion are included in the Financial Highlights.

18 | Financial Highlights

DWS Japan Equity Fund - Class A

YEARS ENDED AUGUST 31,                  2008            2007            2006 f           2005 f          2004 f
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  14.86        $  17.18         $  14.65         $  13.67        $  11.72
--------------------------------     --------        --------         --------         --------        --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .01)         (  .06)          (  .06)          (  .03)         (  .08)
________________________________     ________        ________         ________         ________        ________
  Net realized and unrealized
  gain (loss)                          (2.98)            .52             3.79             2.23            2.03
--------------------------------     --------        --------         --------         --------        --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           (2.99)            .46             3.73             2.20            1.95
________________________________     ________        ________         ________         ________        ________
Less distributions from:
  Net realized gains                   (1.87)         (2.78)          (1.20)          (1.22)              -
________________________________     ________        ________         ________         ________        ________
  Tax return of capital                (  .06)              -                -                -               -
--------------------------------     --------        --------         --------         --------        --------
  TOTAL DISTRIBUTIONS                  (1.93)         (2.78)          (1.20)          (1.22)              -
________________________________     ________        ________         ________         ________        ________
Redemption fees*                          .00             .00              .00              .00             .00
--------------------------------     --------        --------         --------         --------        --------
NET ASSET VALUE, END OF
PERIOD                               $   9.94        $  14.86         $  17.18         $  14.65        $  13.67
--------------------------------     --------        --------         --------         --------        --------
Total Return (%)b                      (22.07)         2.66c           25.48c           16.72c          16.65c
--------------------------------     --------        --------         --------         --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               37              57               70               30              29
________________________________     ________        ________         ________         ________        ________
Ratio of expenses before
expense reductions (%)                   1.74            1.52             1.53             1.79          2.10d
________________________________     ________        ________         ________         ________        ________
Ratio of expenses after
expense reductions (%)                   1.74            1.52             1.42             1.40          1.40d
________________________________     ________        ________         ________         ________        ________
Ratio of net investment
income (loss) (%)                      (  .08)         (  .36)          (  .37)          (  .25)         (  .65)
________________________________     ________        ________         ________         ________        ________
Portfolio turnover rate (%)               105             120              105               60          109e
--------------------------------     --------        --------         --------         --------        --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   The ratio includes expenses allocated from the Japanese Equity Portfolio.

e   This ratio includes the purchase and sale of portfolio securities of the
   Japanese Equity Fund as a stand-alone fund in addition to the Japanese
   Equity Portfolio.

f   On November 11, 2005, the Fund implemented a .7228027-for-1 reverse stock split to realign net asset value per share with Class B and Class C. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .7228027 shares for every one share owned and net asset value per share increased correspondingly.

*   Amount is less than $.005.

                                                      Financial Highlights  | 19

DWS Japan Equity Fund - Class B

YEARS ENDED AUGUST 31,                  2008            2007             2006             2005            2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  14.62        $  17.07         $  14.66         $  13.47        $  11.63
--------------------------------     --------        --------         --------         --------        --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .11)         (  .18)          (  .19)          (  .17)         (  .19)
________________________________     ________        ________         ________         ________        ________
  Net realized and unrealized
  gain (loss)                          (2.91)            .51             3.80             2.24            2.03
--------------------------------     --------        --------         --------         --------        --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           (3.02)            .33             3.61             2.07            1.84
________________________________     ________        ________         ________         ________        ________
Less distributions from:
  Net realized gains                   (1.87)         (2.78)          (1.20)          (  .88)              -
________________________________     ________        ________         ________         ________        ________
  Tax return of capital                (  .06)              -                -                -               -
--------------------------------     --------        --------         --------         --------        --------
  TOTAL DISTRIBUTIONS                  (1.93)         (2.78)          (1.20)          (  .88)              -
________________________________     ________        ________         ________         ________        ________
Redemption fees*                          .00             .00              .00              .00             .00
--------------------------------     --------        --------         --------         --------        --------
NET ASSET VALUE, END OF
PERIOD                               $   9.67        $  14.62         $  17.07         $  14.66        $  13.47
--------------------------------     --------        --------         --------         --------        --------
Total Return (%)b                      (22.70)         1.82c           24.61c           15.79c          15.82c
--------------------------------     --------        --------         --------         --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                                6              12               14                8               9
________________________________     ________        ________         ________         ________        ________
Ratio of expenses before
expense reductions (%)                   2.61            2.32             2.28             2.54          2.85d
________________________________     ________        ________         ________         ________        ________
Ratio of expenses after
expense reductions (%)                   2.61            2.31             2.16             2.15          2.15d
________________________________     ________        ________         ________         ________        ________
Ratio of net investment
income (loss) (%)                      (  .95)         (1.15)          (1.11)          (1.00)         (1.40)
________________________________     ________        ________         ________         ________        ________
Portfolio turnover rate (%)               105             120              105               60          109e
--------------------------------     --------        --------         --------         --------        --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   The ratio includes expenses allocated from the Japanese Equity Portfolio.

e   This ratio includes the purchase and sale of portfolio securities of the
   Japanese Equity Fund as a stand-alone fund in addition to the Japanese
   Equity Portfolio.

*   Amount is less than $.005.

20 | Financial Highlights

DWS Japan Equity Fund - Class C

YEARS ENDED AUGUST 31,                  2008            2007             2006             2005            2004
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  14.63        $  17.07         $  14.66         $  13.47        $  11.63
--------------------------------     --------        --------         --------         --------        --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .10)         (  .17)          (  .20)          (  .17)         (  .19)
________________________________     ________        ________         ________         ________        ________
  Net realized and unrealized
  gain (loss)                          (2.92)            .51             3.81             2.24            2.03
--------------------------------     --------        --------         --------         --------        --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           (3.02)            .34             3.61             2.07            1.84
________________________________     ________        ________         ________         ________        ________
Less distributions from:
  Net realized gains                   (1.87)         (2.78)          (1.20)          (  .88)              -
________________________________     ________        ________         ________         ________        ________
  Tax return of capital                (  .06)              -                -                -               -
--------------------------------     --------        --------         --------         --------        --------
  TOTAL DISTRIBUTIONS                  (1.93)         (2.78)          (1.20)          (  .88)              -
________________________________     ________        ________         ________         ________        ________
Redemption fees*                          .00             .00              .00              .00             .00
--------------------------------     --------        --------         --------         --------        --------
NET ASSET VALUE, END OF
PERIOD                               $   9.68        $  14.63         $  17.07         $  14.66        $  13.47
--------------------------------     --------        --------         --------         --------        --------
Total Return (%)b                      (22.67)         1.89c           24.61c           15.79c          15.82c
--------------------------------     --------        --------         --------         --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               24              49               59               16              16
________________________________     ________        ________         ________         ________        ________
Ratio of expenses before
expense reductions (%)                   2.55            2.26             2.27             2.54          2.85d
________________________________     ________        ________         ________         ________        ________
Ratio of expenses after
expense reductions (%)                   2.55            2.25             2.17             2.15          2.15d
________________________________     ________        ________         ________         ________        ________
Ratio of net investment
income (loss) (%)                      (  .89)         (1.09)          (1.12)          (1.00)         (1.40)
________________________________     ________        ________         ________         ________        ________
Portfolio turnover rate (%)               105             120              105               60          109e
--------------------------------     --------        --------         --------         --------        --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

d   The ratio includes expenses allocated from the Japanese Equity Portfolio.

e   This ratio includes the purchase and sale of portfolio securities of the
   Japanese Equity Fund as a stand-alone fund in addition to the Japanese
   Equity Portfolio.

*   Amount is less than $.005.

                                                      Financial Highlights  | 21

HOW TO INVEST IN THE FUND
This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU
MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged       -  Some investors may be able to reduce
  when you buy shares                        or eliminate their sales charge; see
                                             "Class A shares"
 -  In most cases, no charge when you
  sell shares                                -  Total annual expenses are lower than
                                             those for Class B or Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS B
 -  No sales charge when you buy shares       -  The deferred sales charge rate falls to
                                             zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares        -  Shares automatically convert to
  you bought within the last six years       Class A after six years, which means
                                             lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS C
 -  No sales charge when you buy shares       -  The deferred sales charge rate for one
                                             year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                             Class B shares, but your shares never
  charged when you sell shares you
                                             convert to Class A, so annual expenses
  bought within the last year
                                             remain higher
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.

                                                    Choosing a Share Class  | 23

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:

                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2
  Up to $50,000                  5.75%                     6.10%
$    50,000-$99,999              4.50                      4.71
$  100,000-$249,999              3.50                      3.63
$  250,000-$499,999              2.60                      2.67
$  500,000-$999,999              2.00                      2.04
  $1 million or more            see below                see below

           1   The offering price includes the sales charge.

           2   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           -  you indicate your intent in writing to invest at least $50,000 in
              Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           -  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're
              investing now in Class A shares is at least $50,000 ("Cumulative
              Discount")

           -  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

24 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced
           Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger)
           may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit
           www.dws-investments.com (click on the link entitled "Fund Sales
           Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of
           Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES
           WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the
           DWS family of funds for an investment in Class A shares of the fund.
           In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons
           (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

                                                    Choosing a Share Class  | 25

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge
           ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50%
           on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know
           About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to the fund.
           Class B shares have a 12b-1 plan, under which a distribution fee of
           0.75% is deducted from class assets each year. Class B shares also deduct a shareholder servicing fee of up to 0.25% from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower)
           compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

26 | Choosing a Share Class

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership.
           But for any shares you sell within those six years, you may be charged as follows:

    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL
  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

                                                    Choosing a Share Class  | 27

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund.
           Class C shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of
           Class C shares is correspondingly lower than that of Class A shares).

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:

   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                          1.00%
  Second year and later                         None

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

28 | Choosing a Share Class

How to BUY Class A, B and C Shares

 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                Investments" and an investment slip
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    include a letter with your name,
  Investments"                                  account number, the full name of the
                                                fund and the share class and your
                                                investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your             -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-
                                                investments.com or log in if already
                                                registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO
64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

                                        How to Buy Class A, B and C Shares  | 29

How to EXCHANGE or SELL Class A, B and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
  method that's most convenient for you         method that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:  WEB SITE: www.dws-investments.com
              TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
              TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

30 | How to Exchange or Sell Class A, B and C Shares

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

                           How to Exchange or Sell Class A, B and C Shares  | 31

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

32 | How to Exchange or Sell Class A, B and C Shares

           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           621-1048.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

                                            Policies You Should Know About  | 33

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE MINIMUMS. The minimum initial investment for Class
           A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the

34 | Policies You Should Know About

           Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of the fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g.,
           "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

                                            Policies You Should Know About  | 35

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

36 | Policies You Should Know About

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial
           intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds'
           policies, or prohibit transactions not subject to the DWS Funds'
           policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

                                            Policies You Should Know About  | 37

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
           redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's
           Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by

38 | Policies You Should Know About

           the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 39

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

40 | Policies You Should Know About

           wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
           CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC.
           These include:

           -  the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to
              determine if the conditions exist

           -  withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           -  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           -  for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

                                            Policies You Should Know About  | 41

            -  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS
           INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current
           NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
           Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check  or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
           Generally, those circumstances are when 1) the New York Stock
           Exchange is closed other than customary weekend or holiday

42 | Policies You Should Know About

           closings; 2) trading on the New York Stock Exchange is restricted;
           3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market

                                            Policies You Should Know About  | 43

           on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US
           securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market
           -timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including
              certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

44 | Policies You Should Know About

            -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
               purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
               interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees);
              you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its
           shareholders annually in December and, if necessary, may do so at other times as well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 45

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

46 | Understanding Distributions and Taxes

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of            -  gains from the sale of
  securities held (or treated as       securities held by the fund for
  held) by the fund for more           one year or less
  than one year                     -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund           -  gains from selling fund
  shares held for more than            shares held for one year or
  one year                             less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than
           50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in

                                     Understanding Distributions and Taxes  | 47

           debt securities  or, generally, from real estate investment trusts.
           In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-
           advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional
           Information.

48 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than
           5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After
           Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

                                                                  Appendix  | 49

DWS Japan Equity Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.74%             -2.68%       $  9,732.26        $   741.67
   2           10.25%        1.74%              0.50%       $ 10,049.53        $   172.10
   3           15.76%        1.74%              3.77%       $ 10,377.14        $   177.71
   4           21.55%        1.74%              7.15%       $ 10,715.44        $   183.51
   5           27.63%        1.74%             10.65%       $ 11,064.76        $   189.49
   6           34.01%        1.74%             14.25%       $ 11,425.47        $   195.66
   7           40.71%        1.74%             17.98%       $ 11,797.94        $   202.04
   8           47.75%        1.74%             21.83%       $ 12,182.55        $   208.63
   9           55.13%        1.74%             25.80%       $ 12,579.70        $   215.43
  10           62.89%        1.74%             29.90%       $ 12,989.80        $   222.45
  TOTAL                                                                        $ 2,508.69

DWS Japan Equity Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.61%              2.39%       $ 10,239.00        $   264.12
   2           10.25%        2.61%              4.84%       $ 10,483.71        $   270.43
   3           15.76%        2.61%              7.34%       $ 10,734.27        $   276.89
   4           21.55%        2.61%              9.91%       $ 10,990.82        $   283.51
   5           27.63%        2.61%             12.54%       $ 11,253.50        $   290.29
   6           34.01%        2.61%             15.22%       $ 11,522.46        $   297.23
   7           40.71%        1.74%             18.98%       $ 11,898.09        $   203.76
   8           47.75%        1.74%             22.86%       $ 12,285.97        $   210.40
   9           55.13%        1.74%             26.86%       $ 12,686.49        $   217.26
  10           62.89%        1.74%             31.00%       $ 13,100.07        $   224.34
  TOTAL                                                                        $ 2,538.23

50 | Appendix

DWS Japan Equity Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.55%              2.45%       $ 10,245.00        $   258.12
   2           10.25%        2.55%              4.96%       $ 10,496.00        $   264.45
   3           15.76%        2.55%              7.53%       $ 10,753.15        $   270.93
   4           21.55%        2.55%             10.17%       $ 11,016.61        $   277.56
   5           27.63%        2.55%             12.87%       $ 11,286.51        $   284.36
   6           34.01%        2.55%             15.63%       $ 11,563.03        $   291.33
   7           40.71%        2.55%             18.46%       $ 11,846.33        $   298.47
   8           47.75%        2.55%             21.37%       $ 12,136.56        $   305.78
   9           55.13%        2.55%             24.34%       $ 12,433.91        $   313.27
  10           62.89%        2.55%             27.39%       $ 12,738.54        $   320.95
  TOTAL                                                                        $ 2,885.22

                                                                  Appendix  | 51

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048

SEC FILE NUMBER:
DWS Investors Funds, Inc.        DWS Japan Equity Fund    811-08227

(12/01/08) DJEF-1                [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                             DWS Japan Equity Fund

Effective on or about April 1, 2009, Masaaki Kadota will replace Kenji Chihara as a portfolio manager for the above-listed fund. The following biographical information for Mr. Kadota replaces that for Mr. Chihara in the "Portfolio management" section of the fund's prospectuses:

  Masaaki Kadota Vice President of Deutsche Asset Management (Japan) Limited and
  Portfolio Manager of the fund.
    oPortfolio manager for Global ex-Japan Equity: Tokyo, since 2002.
    oJoined Deutsche Asset Management in 2001 and the fund in 2009.
    oPrior to that, worked for 5 years at J.P.Morgan Securities and STB Asset
     Management.
    oBachelor's degree in Political Science, Waseda University; Master's in
     Finance degree from London Business School, University of London; MSc in
     Investment Management, Sir John Cass Business School, City University,
     London.

               Please Retain This Supplement for Future Reference

                                                                    [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

March 27, 2009
DJEF-3601

               SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                 -----------------

                              DWS Japan Equity Fund

The Board of each fund noted below has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each such fund, to effect the following fund merger:

--------------------------------------------------------------------------------
Acquired Fund                      Acquiring Fund
--------------------------------------------------------------------------------
DWS Japan Equity Fund              DWS International Value Opportunities Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of each fund, and (ii) approval by shareholders of the Acquired
Fund. Prior to the shareholder meeting, shareholders of record on the record date of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring
Fund.

If the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of
4:00 p.m. Eastern time on the shareholder meeting date, or such later date as shareholder approval may occur, you are:

o  a current fund shareholder; or

o  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
January 23, 2009
DJEF-3600

New accounts may be opened for:

o  transfers of shares from existing accounts in this fund (including
   IRA rollovers);

o  officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP
   Inc. under an alliance with DWS Investments Distributors, Inc. ("DIDI")
   ("Flex Plans");

o  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of the shareholder meeting date;

o  purchases through any comprehensive or "wrap" fee program or other fee based program; or

o  accounts managed by DIMA, any advisory products offered by DIMA or DIDI and for the Portfolios of DWS Allocation Series or other fund of funds managed by
   DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DIDI, the fund's principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS
Funds as of the shareholder meeting date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.

               Please Retain This Supplement for Future Reference

                                       2
January 23, 2009
DJEF-3600

                                DECEMBER 1, 2008

                                   PROSPECTUS
                              ------------------
                                    CLASS S

                             DWS JAPAN EQUITY FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 11      How Much Investors Pay
 12      Other Policies and Secondary
         Risks
 13      Who Manages and Oversees
         the Fund
 17      Financial Highlights

HOW TO INVEST IN THE FUND
 20      How to Buy Class S Shares
 21      How to Exchange or Sell
         Class S Shares
 24      Policies You Should Know
         About
 35      Understanding Distributions
         and Taxes
 39      Appendix

HOW THE FUND WORKS
On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the
Web site does not form a part of this prospectus).

                               Class S
  ticker symbol                FJESX
    fund number                2369

    DWS JAPAN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks high capital appreciation.

            Under normal circumstances, the fund seeks to achieve its objective by investing at least 80% of its assets, measured at the time a security is purchased, in Japanese equity securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The fund invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter. The fund's equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

            In choosing stocks, portfolio management relies most heavily on the following analytical disciplines:

            -  BOTTOM-UP RESEARCH. Portfolio management looks for individual companies with a history of above-average growth, strong
               competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

            -  GROWTH ORIENTATION. Portfolio management generally looks for companies that it believes have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

            Portfolio management will normally sell a stock when it believes the issuer's fundamental factors have changed, other investments offer better opportunities or when adjusting the fund's emphasis on a given industry.

4 | DWS Japan Equity Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures and options, including sales of covered put and call options.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor with this fund is how stock markets perform - in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

            FOREIGN INVESTMENT RISK. Foreign investments involve certain special risks, including:

            -  POLITICAL RISK. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized
               foreign investments and imposed higher taxes.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of companies in a particular foreign country or region.

                                                      DWS Japan Equity Fund  | 5

            -  INFORMATION RISK. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US.
               Therefore, their financial reports may present an incomplete, untimely or misleading picture of a company, as compared to the financial reports required in the US.

            -  LIQUIDITY RISK. Investments that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US exchanges.
               This can make buying and selling certain investments more
               difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management's
               estimate of its value. For the same reason, it may at times be difficult to value the fund's foreign investments.

            -  REGULATORY RISK. There is generally less government regulation of foreign markets, companies and securities dealers than in the
               US.

            -  CURRENCY RISK. The fund invests in securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gain received on these securities.

            -  LIMITED LEGAL RECOURSE RISK. Legal remedies for investors may be more limited than the legal remedies available in the US.

            -  TRADING PRACTICE RISK. Brokerage commissions and other fees are generally higher for foreign investments than for US
               investments. The procedures and rules governing foreign
               transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

            -  TAXES. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the fund's foreign investments.

6 | DWS Japan Equity Fund

            INVESTMENT FOCUS RISK. Focusing on a single country involves increased currency, political, regulatory and other risks. Because the fund concentrates its investments in Japanese equity
            securities, market swings in Japan will have a greater effect on fund performance than they would in a more geographically
            diversified equity fund.

            GROWTH INVESTING RISK. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks for their potential superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

            PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
            methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                                      DWS Japan Equity Fund  | 7

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of foreign governments, industries, companies, economic trends, the
               relative attractiveness of different sizes of stocks,
               geographical trends or other matters.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements.

8 | DWS Japan Equity Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Japan Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S

38.53      10.18      34.50       2.43     -7.94
2003       2004       2005       2006      2007

2008 TOTAL RETURN AS OF SEPTEMBER 30: -26.95%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 23.19%, Q3 2003                 WORST QUARTER: -9.38%, Q4 2007

                                                      DWS Japan Equity Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                1 YEAR        5 YEARS      SINCE INCEPTION*
 CLASS S
   Return before Taxes                           -7.94          14.12             9.78
   Return after Taxes on Distributions          -10.32          12.08             7.97
   Return after Taxes on Distributions
   and Sale of Fund Shares                       -2.55**        12.01            8.24**
 TOKYO STOCK EXCHANGE STOCK PRICE
 INDEX ("TOPIX") (reflects no
 deductions for fees, expenses or
 taxes)                                          -5.19          14.51           10.81

 *   Inception date for Class S was July 15, 2002. Index comparison begins on
     July 31, 2002.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower if operating expenses hadn't been reduced.

 THE TOKYO STOCK EXCHANGE STOCK PRICE INDEX ("TOPIX") is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.

--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS Japan Equity Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                         CLASS S
 SHAREHOLDER FEES, paid directly from your investment
______________________________________________________________________
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 amount redeemed, if applicable)1                   2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
______________________________________________________________________
 Management Fee                                     0.85%
 Distribution/Service (12b-1) Fee                   None
 Other Expenses2                                    0.91
 TOTAL ANNUAL OPERATING EXPENSES                    1.76
 Less Fee Waiver/Expense
 Reimbursement3                                     0.27
 NET ANNUAL OPERATING EXPENSES3                     1.49

1
  This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3   Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 1.49% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $152         $528         $929       $2,051

                                                     DWS Japan Equity Fund  | 11

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  The fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions to
              shareholders will be taxed at higher federal income tax rates.

           -  Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs. The Advisor will monitor the impact of these transactions and the fund may
              discontinue such arrangements if they are not deemed to be in the best interests of the fund.

           Secondary risks

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives,

12 | Other Policies and Secondary Risks

           to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on
           www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's
           Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

                                         Who Manages and Oversees the Fund  | 13

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
           Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                              FEE PAID
  DWS Japan Equity Fund                  0.85%

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement and subadvisory agreement, is contained in the most recent shareholder report for the semi-annual period ended February 28 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.

14 | Who Manages and Oversees the Fund

           Subadvisor

           Deutsche Asset Management (Japan) Limited ("DeAMJ"), Sanno Park
           Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173, an
           affiliate of DIMA, is the subadvisor for the fund. Under DIMA's oversight, DeAMJ renders daily investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments with regard to the fund's portfolio. The Advisor compensates DeAMJ out of the management fee it receives from the fund.

                                         Who Manages and Oversees the Fund  | 15

Portfolio management

The following person handles the day-to-day management of the fund.

Kenji Chihara
Director of Deutsche Asset Management (Japan) Limited and Portfolio Manager of
the fund.
- Joined Deutsche Trust Bank in 1997 and transferred to Deutsche Asset
   Management (Japan) Limited in October 2005.
- Joined the fund in 2005.
- Formerly Chief Investment Officer of Deutsche Trust Bank.
- Over 21 years of investment industry experience.

- Previously served as Japanese Equity Fund Manager at Okasan Investment
   Management for five years and in various positions at Okasan Securities for five years prior to joining Deutsche Asset Management Group.
- BA, Kyushu University, Chartered Member of the Security Analysts Association
   of Japan.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

16 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover). On August 20, 2004, the fund converted to a stand-alone fund from a master-feeder structure. Certain ratio results for the year ended August 31, 2004 from activity prior to this conversion are included in the Financial Highlights.

                                                      Financial Highlights  | 17

DWS Japan Equity Fund - Class S

YEARS ENDED AUGUST 31,                  2008            2007           2006 e           2005 e          2004 e
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                            $  14.92        $  17.22         $  14.65         $  13.63        $  11.66
--------------------------------     --------        --------         --------         --------        --------
Income (loss) from
investment operations:
  Net investment income
  (loss)a                              (  .02)         (  .03)          (  .01)             .01          (  .04)
________________________________     ________        ________         ________         ________        ________
  Net realized and unrealized
  gain (loss)                          (2.98)            .51             3.78             2.22            2.01
--------------------------------     --------        --------         --------         --------        --------
  TOTAL FROM INVESTMENT
  OPERATIONS                           (3.00)            .48             3.77             2.23            1.97
________________________________     ________        ________         ________         ________        ________
Less distributions from:
  Net realized gains                   (1.87)         (2.78)          (1.20)          (1.21)              -
________________________________     ________        ________         ________         ________        ________
  Tax return of capital                (  .06)              -                -                -               -
--------------------------------     --------        --------         --------         --------        --------
  TOTAL DISTRIBUTIONS                  (1.93)         (2.78)          (1.20)          (1.21)              -
________________________________     ________        ________         ________         ________        ________
Redemption fees*                          .00             .00              .00              .00             .00
--------------------------------     --------        --------         --------         --------        --------
NET ASSET VALUE, END OF
PERIOD                               $   9.99        $  14.92         $  17.22         $  14.65        $  13.63
--------------------------------     --------        --------         --------         --------        --------
Total Return (%)b                      (22.11)         2.85b           25.81b           17.01b          16.88b
--------------------------------     --------        --------         --------         --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                               23              85               65               41              38
________________________________     ________        ________         ________         ________        ________
Ratio of expenses before
expense reductions (%)                   1.76            1.37             1.28             1.54          1.85c
________________________________     ________        ________         ________         ________        ________
Ratio of expenses after
expense reductions (%)                   1.76            1.37             1.16             1.15          1.15c
________________________________     ________        ________         ________         ________        ________
Ratio of net investment
income (loss) (%)                      (  .10)         (  .21)          (  .11)             .00          (  .40)
________________________________     ________        ________         ________         ________        ________
Portfolio turnover rate (%)               105             120              105               60          109d
--------------------------------     --------        --------         --------         --------        --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   The ratio includes expenses allocated from the Japanese Equity Portfolio.

d   This ratio includes the purchase and sale of portfolio securities of the
   Japanese Equity Fund as a stand-alone fund in addition to the Japanese
   Equity Portfolio.

e   On November 11, 2005, the Fund implemented a .72649047-for-1 reverse stock split to realign net asset value per share with Class B and Class C. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .72649047 shares for every one share owned and net asset value per share increased correspondingly.

*   Amount is less than $.005.

18 | Financial Highlights

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares

 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Investments investment
 -  Fill out and sign an application
                                              slip or short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Investments"                                -  check made payable to "DWS
                                              Investments"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your           -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
  www.dws-investments.com or log in if        electronic services
  already registered                          -  Register at www.dws-
 -  Print out a prospectus and a new          investments.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO
64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

20 | How to Buy Class S Shares

How to EXCHANGE or SELL Class S Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:   WEB SITE: www.dws-investments.com
               TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
               TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET

                                    How to Sell or Exchange Class S Shares  | 21

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

22 | How to Sell or Exchange Class S Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

                                    How to Sell or Exchange Class S Shares  | 23

           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           728-3337.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and
6 p.m. Eastern time on any fund business day by calling (800) 728-3337.

24 | Policies You Should Know About

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE MINIMUMS. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as

                                            Policies You Should Know About  | 25

           IRAs and custodial accounts such as Uniform Gifts to Minors Act and
           Uniform Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an
           Automatic Investment Plan funded with $50 or more per month in subsequent investments) or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee)
           will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the
           15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a financial services firm, accounts maintained on behalf of
           participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

26 | Policies You Should Know About

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of the fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g.,
           "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's

                                            Policies You Should Know About  | 27

           account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy
           (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial
           intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds'
           policies, or prohibit transactions not subject to the DWS Funds'
           policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

28 | Policies You Should Know About

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 29

           customer accounts and to collect and remit the proceeds to the fund.
           However, due to operational requirements, the intermediaries'
           methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

30 | Policies You Should Know About

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES.

            WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 31

           parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS
           Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check  or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
           Generally, those circumstances are when 1) the New York Stock
           Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is

32 | Policies You Should Know About

           restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption.
           Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value

                                            Policies You Should Know About  | 33

           determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market
           -timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including
              certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
              interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

34 | Policies You Should Know About

            -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may
               recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

         THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders annually in December and, if necessary, may do so at other times as well.

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 35

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM       GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of           -  gains from the sale of
  securities held (or treated as      securities held by the fund for
  held) by the fund for more          one year or less
  than one year                    -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund          -  gains from selling fund
  shares held for more than           shares held for one year or
  one year                            less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if

36 | Understanding Distributions and Taxes

           at the end of its fiscal year more than 50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities  or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

                                     Understanding Distributions and Taxes  | 37

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-
           advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional
           Information.

38 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than
           5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After
           Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

                                                                  Appendix  | 39

DWS Japan Equity Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.49%              3.51%       $ 10,351.00        $   151.61
   2           10.25%        1.76%              6.86%       $ 10,686.37        $   185.13
   3           15.76%        1.76%             10.33%       $ 11,032.61        $   191.13
   4           21.55%        1.76%             13.90%       $ 11,390.07        $   197.32
   5           27.63%        1.76%             17.59%       $ 11,759.11        $   203.71
   6           34.01%        1.76%             21.40%       $ 12,140.10        $   210.31
   7           40.71%        1.76%             25.33%       $ 12,533.44        $   217.13
   8           47.75%        1.76%             29.40%       $ 12,939.52        $   224.16
   9           55.13%        1.76%             33.59%       $ 13,358.76        $   231.42
  10           62.89%        1.76%             37.92%       $ 13,791.59        $   238.92
  TOTAL                                                                        $ 2,050.84

40 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337

SEC FILE NUMBER:
DWS Investors Funds, Inc.        DWS Japan Equity Fund    811-08227

(12/01/08) 369-2                 [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                  FOR CLASS A SHARES OF THE FUNDS LISTED BELOW:

                              ---------------------

 DWS Alternative Asset Allocation Plus Fund   DWS Gold & Precious Metals Fund             DWS Money Market Prime Series - DWS Cash
 DWS Balanced Fund                            DWS Growth & Income Fund                      Investment Trust
 DWS Blue Chip Fund                           DWS Health Care Fund                        DWS New York Tax-Free Income Fund
 DWS California Tax-Free Income Fund          DWS High Income Fund                        DWS RREEF Global Infrastructure Fund
 DWS Capital Growth Fund                      DWS High Income Plus Fund                   DWS RREEF Global Real Estate Securities
 DWS Climate Change Fund                      DWS Inflation Protected Plus Fund             Fund
 DWS Commodity Securities Fund                DWS Intermediate Tax/AMT Free Fund          DWS RREEF Real Estate Securities Fund
 DWS Communications Fund                      DWS International Fund                      DWS S&P 500 Index Fund
 DWS Core Fixed Income Fund                   DWS International Select Equity Fund        DWS S&P 500 Plus Fund
 DWS Core Plus Allocation Fund                DWS International Value Opportunities       DWS Select Alternative Allocation Fund
 DWS Core Plus Income Fund                      Fund                                      DWS Short Duration Fund
 DWS Disciplined Long/Short Growth Fund       DWS Japan Equity Fund                       DWS Short Duration Plus Fund
 DWS Disciplined Long/Short Value Fund        DWS Large Cap Value Fund                    DWS Short Term Municipal Bond Fund
 DWS Disciplined Market Neutral Fund          DWS Large Company Growth Fund               DWS Small Cap Core Fund
 DWS Dreman Concentrated Value Fund           DWS Latin America Equity Fund               DWS Small Cap Growth Fund
 DWS Dreman High Return Equity Fund           DWS LifeCompass 2015 Fund                   DWS Strategic Government Securities Fund
 DWS Dreman Mid Cap Value Fund                DWS LifeCompass 2020 Fund                   DWS Strategic High Yield Tax-Free Fund
 DWS Dreman Small Cap Value Fund              DWS LifeCompass 2030 Fund                   DWS Strategic Income Fund
 DWS Emerging Markets Equity Fund             DWS LifeCompass 2040 Fund                   DWS Technology Fund
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass Protect 2017 Fund           DWS US Bond Index Fund
 DWS Equity Income Fund                       DWS LifeCompass Retirement Fund             DWS Value Builder Fund
 DWS Europe Equity Fund                       DWS Managed Municipal Bond Fund
 DWS Floating Rate Plus Fund                  DWS Massachusetts Tax-Free Fund
 DWS Global Bond Fund                         DWS Micro Cap Fund
 DWS Global Opportunities Fund                DWS Mid Cap Growth Fund
 DWS Global Thematic Fund
 DWS GNMA Fund

The following information supplements disclosure in the "Exchanges" subsection under the "Purchase and Redemption of Shares" section of each fund's Statement of Additional Information:

Class A to Class S in the Same Fund Exchange Privilege. Effective May 1, 2009,
investors who have invested in Class A shares through a comprehensive or "wrap"
fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares.
Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

               Please Retain This Supplement for Future Reference

March 27, 2009

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                             -----------------------

Cash Account Trust                           DWS Europe Equity Fund                      DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                 DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                        DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund               DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                    DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                               DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund                 Fund
    Prime Series                             DWS Growth & Income Fund                    DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                        DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                        DWS S&P 500 Plus Fund
DWS Balanced Fund                            DWS High Income Plus Fund                   DWS Select Alternative Allocation Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund           DWS Short Duration Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund          DWS Short Duration Plus Fund
DWS Capital Growth Fund                      DWS International Fund                      DWS Short-Term Municipal Bond Fund
DWS Climate Change Fund                      DWS International Select Equity Fund        DWS Small Cap Core Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund  DWS Small Cap Growth Fund
DWS Communications Fund                      DWS Japan Equity Fund                       DWS Strategic Government Securities Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                    DWS Strategic High Yield Tax-Free Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund               DWS Strategic Income Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund               DWS Target 2010 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                   DWS Target 2011 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                   DWS Target 2012 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                   DWS Target 2013 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                   DWS Target 2014 Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect 2017 Fund           DWS Technology Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund             DWS U.S. Bond Index Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund               DWS Value Builder Fund
DWS EAFE(R) Equity Index Fund                  DWS Managed Municipal Bond Fund             Investors Cash Trust
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund                 Treasury Portfolio
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                          NY Tax Free Money Fund
DWS Equity 500 Index Fund                                                                Tax Free Money Fund Investment
DWS Equity Income Fund                                                                   Tax-Exempt California Money Market Fund

------------------------------------------------------------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Investments branded retirement plan platform (the
"Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York

                                       3

Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

March 17, 2009

                                       4

                            DWS INVESTORS FUNDS, INC.

                              DWS Japan Equity Fund
                          Class A, Class B and Class C

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses dated December 1, 2008, as amended from time to time, for DWS Japan Equity Fund (the "Fund"), a series of DWS Investors
Funds, Inc. (the "Corporation"), copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza,
Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this
Statement of Additional Information was obtained, and are available along with other materials on the Securities and Exchange Commission's Internet Web site
(http://www.sec.gov).

Portions of the Annual Report to Shareholders, dated August 31, 2008, are incorporated by reference as specified herein. Copies of the Fund's Annual
Report may be obtained without charge from Shareholder Services by calling (800)
621-1048.

This Statement of Additional Information ("SAI") is incorporated by reference into the applicable prospectuses.

                               INVESTMENT POLICIES

The principal investment strategies of the Fund, and the risks associated with these strategies, are described in the Fund's prospectus. Additional information is provided below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. The Fund is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.

The Fund's investment objective may be changed by the Board without shareholder approval. The Fund's fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities,"
which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less. The
Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

The Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The Fund may not:

1.       Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.       Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.       Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

4.       Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.       Purchase or sell real estate, which term does not include (a)
         securities of companies which deal in real estate or mortgages or (b)
         investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

6.       Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.       Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Policies

The Fund may:

1.       Invest up to 5% of the total assets of the Fund in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

2.       Not acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

3.       Not invest more than 10% of its net assets in unlisted securities and notes.

4.       Not sell any security short, except to the extent permitted by the 1940
         Act. Transactions in futures contracts and options shall not constitute selling securities short.

5.       Not purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions.

6.       As a matter of non-fundamental policy, the Fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3%
         of its total assets.

Note: In connection with the first non-fundamental policy, shares of another investment company managed by the Advisor or by another investment advisor affiliated with the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment company according to its investment policies specializes in a specific geographic area or economic sector. The Fund would not, however, pay a sales charge when investing in an investment company managed by the Advisor or its affiliates. In addition, no management or advisory fees would be paid by the
Fund with respect to its assets which are invested in investment companies managed by the Advisor or its affiliates.

                    INVESTMENT OBJECTIVE AND RELATED POLICIES

Investment Objective

The investment objective of the Fund is to seek high capital appreciation. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by investing primarily in Japanese equity securities (including American Depository Receipts), as described below.
In doing so, the Fund's investments in Japanese equity securities will be primarily in common stocks of Japanese companies. However, the Fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the
Japanese government and of Japanese companies, when the Fund's advisor or sub-advisor (together, the "Advisor") believes the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The Fund may invest in a broad range of fixed income securities of all maturities; however, the Fund may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisor determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments. To the extent this happens, the Fund will not be pursuing its objective of high capital appreciation.

The Fund may also invest up to 30% of its net assets in the equity securities of
Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Fund's Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding in a relatively short time period, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The Fund purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities.

Equity Securities.

As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

Common Stock. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Fund may purchase warrants in value of up to 10% of the Fund's net assets. Warrants are securities that give the Fund the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.
This leveraging increases an investor's risk; however, in the event of a decline in the value of the underlying security leveraging and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

Preferred Stocks. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities.
Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of the
McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's")
or Fitch, Inc. ("Fitch"), although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by
S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer.
Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities.
While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

A convertible security allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value
(the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Participation Certificates. Certain companies have issued participation certificates, which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation.
Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields, but they may be less liquid than common stock. The Advisor believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

Real Estate Investment Trusts (REITS). REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Initial Public Offerings (IPOs). The Fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

Fixed Income Securities.

The Fund may invest in a broad range of domestic and foreign fixed income (debt)
securities. The fixed income securities in which the Fund invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations ("NRSRO") or be of comparable quality to securities having such ratings, as determined by the
Advisor.

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities that the Fund holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's fixed income investments. In periods of rising interest rates, the opposite can be true.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk
(the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at generally lower interest rates).

Corporate Debt Securities. The Fund may invest in corporate debt securities.
Corporate debt securities are fixed income securities issued by businesses.
Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

US Government Securities (Including US Treasury Securities and Agency
Securities). The Fund may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United
States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the US Postal
Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the
Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing
Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National
Mortgage Association (GNMA), the Farmers Home Administration and the
Export-Import Bank.

Mortgage-backed securities may be issued or guaranteed by GNMA, Federal National
Mortgage Association ("FNMA") (also known as Fannie Mae) and FHLMC, but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the
United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in
2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing
Finance Agency ("FHFA"), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs")
under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S.
Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until
December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Variable Rate Securities. The Fund may invest in long-term maturity securities, which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called
"variable rate demand notes."

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be treated as illiquid securities subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Insurance Contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed income securities.

Zero Coupon Securities and Deferred Interest Bonds. Zero coupon and deferred interest bonds are debt obligations, which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See the section entitled "Tax Information."

Short-Term Instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies. The Fund may invest in bank deposits and money market instruments maturing in less than 12 months.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of
Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See the section entitled
"Zero Coupon Securities and Deferred Interest Bonds."

When, in the opinion of the Advisor, it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.
Under normal circumstances the Fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the Fund, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the Fund experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the Fund engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs, which may affect return.

Commercial Paper. The Fund may invest its assets in commercial paper, including variable rate demand master notes issued by US corporations or by non-US corporations that are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties.
Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the Fund's Board of Directors. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Fund's net assets. Since the Fund may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the
United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

Bank Instruments. The Fund may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the
United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs
(e.g., Moody's and S&P) or, if unrated, are of comparable quality in the opinion of the Advisor.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Fund may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers'
acceptances that are issued by non-US banks and their non-US branches, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the
United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the
United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund would reduce its net income available for distribution to investors
(i.e., the Fund and other investors in the Fund). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of the Advisor, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's net assets would be invested in such deposits.

Repurchase Agreements. Repurchase agreements may be entered into by the Fund only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender")
of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the
Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into by the Fund if, as a result, more than 10% of the Fund's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into by the Fund only with a "primary dealer" (as designated by the Federal Reserve
Bank) in US government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money by the Fund. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Fund. Such purposes may involve the speculative factor known as
"leverage". If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased by the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into by the Fund if, as a result, more than one- third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe.

Derivative Securities

The Fund may invest in various instruments that are commonly known as
"derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the
Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives for hedging and risk management purposes, such as in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class but not for speculation. In addition, derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts and similar strategies depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges.
Most derivative contracts bought and sold by the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Fund. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marked to market). This protects investors against potential defaults by the counterparty.
Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Fund.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

Options on Securities. The Fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period.
Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option
(the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the
Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wish to acquire the securities at the exercise price.

The Fund may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type permitted to invest. The purchase of a put option would entitle the
Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

There is no limitation on the value of the options that may be purchased or written by the Fund. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Fund, may not exceed
20% of the net assets of the Fund. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Fund, do not exceed 10% of the net assets of the Fund. Options on securities may be written
(sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Fund, do not exceed 2% of the net assets of the Fund.
When an option transaction is offset by a back- to-back transaction (e.g., where the Fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE
Composite Index, or a narrower market index such as the Standard & Poor's 100.
Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index.
The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index
("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index.
The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the
Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Foreign Securities Indices. The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC options on foreign stock indices.

The Fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Fund may also use foreign stock index options for hedging purposes.

Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The Fund may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading
Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The Fund has claimed exclusion from the definition of the term "commodity pool operator"
adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

The successful use of futures contracts and options thereon draws upon the
Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the futures or options markets and movement in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset.
Futures contracts are considered to be commodity contracts.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the
Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract on an interest rate sensitive security, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the positions can be
(and normally are) closed out, by entering into an opposing contract, before that date.

The purpose of the acquisition or sale of a futures contract, in cases where the
Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund.
If interest rates increased, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish a similar result by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or general interest rate trends by the
Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities.
This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Fund, adversely affect the prices of securities that are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position that the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

For the purpose of hedging the Fund's assets, the Fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Fund. In carrying out a particular hedging strategy, the Fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Options on Futures Contracts (Including Futures Contracts on Securities
Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the
Fund will retain the full amount of the net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives.
Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the
Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Fund may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Fund and (2) such instruments relate to categories of assets which the Fund is permitted to hold.

Warrants on Futures Contracts. The Fund may purchase warrants which like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Fund's positions in options on futures and options on securities indices.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Other Limitations. The Commodity Exchange Act prohibits US persons, such as the
Fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Fund will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the
Commodity Exchange Act ("CEA") and therefore is not subject to commodity pool operator registration and regulation under the CEA.

Swap Agreements. The Fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms.
Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the
Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

Whether the use of swap agreements will be successful in furthering the Fund's investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the
Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by the Fund investing in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22,
1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The
Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars.
Common swap agreements that the Fund may use include:

Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Caps and Floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Securities of Non-US Based Issuers.

Foreign Securities. The Fund invests primarily in foreign securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers.
Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.
Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

The Fund may invest in securities of non-US based issuers in the form of
American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"),
Global Depositary Receipts ("GDRs") and International Depositary Receipts
("IDRs") or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution.
EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. Designed for use in US, European and international securities markets, respectively,
ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Fund considers an issuer to be based outside the United States if:

o  it is organized under the laws of, or has a principal office located in, another country; or

o  the principal trading market for its securities is in another country; or

o  it (or its subsidiaries) derived in its most current fiscal year at least 50%
   of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

Foreign Government Debt Securities. The Fund may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the
Inter-American Development Bank, the World Bank, the African Development Bank,
the European Union, the European Investment Bank and the Nordic Investment Bank.

Brady Bonds. The Fund may invest in so-called "Brady Bonds," which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollars) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. However, neither the US government nor the IMF has guaranteed the repayment of any Brady
Bond.

Country Investing. The Fund will focus its investments in Japanese equity securities. Focusing the Fund's investments in a particular country will subject the Fund (to a greater extent than if its investments were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular country.

Currency Management

In connection with the Fund's investments denominated in foreign currencies, the
Advisor may choose to utilize a variety of currency management strategies. The
Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The Fund either enters into these transactions on a spot (i.e., cash)
basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging. The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions.
Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency declines, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest.
Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the
Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Options on Foreign Currencies. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect closing purchase transactions with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised.
Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Fund denominated in foreign currencies or principally traded in foreign currencies. The Fund may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisor desires to protect the value of the Fund. The Fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Additional Limitations and Risk Factors.

Asset Segregation

Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940
Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Liquidity. OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

Leverage. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Leverage risk may exist when the Fund purchases securities while it also has borrowed money.

Interest Rates. Interest rate risks apply to the Fund only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.
Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the
Fund will lose money. Credit risk is only a risk for the Fund if it invests in fixed income securities or chooses to lend securities.

Many fixed income securities receive credit ratings from services such as S & P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread)
measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the
Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Risks Associated with Futures, Options and Warrants. The successful use of futures, options and warrants depends on the ability of the Advisor to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Fund's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Fund has hedged portfolio securities by purchasing put options or selling futures contracts, the Fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Fund's securities. As noted, the Fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the
Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Fund in entering into such transactions. The ability of the Fund to close out a futures, options or warrants position depends on a liquid secondary market.

As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Risk Management. The Fund may employ non-hedging risk management techniques.
Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisor wishes to extend maturities of fixed income securities in the Fund in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the
Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the
Fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the
Fund's expense ratio.

Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

To Be Announced Securities (TBAs) -- Purchase Commitments. As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.
For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the
Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Borrowing. The Fund may borrow money, in amounts not to exceed one-third of the
Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Fund or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days)
sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Fund's securities and the Fund's NAV per share, and money borrowed by the Fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Interests in Limited Liability Companies. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the
United States may issue securities comparable to common or preferred stock.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested
Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use
Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the
1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the
Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment Ratings. The fixed income securities in which the Fund invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSROs or be of comparable quality to securities having such ratings, as determined by the Advisor. For example, S&P, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on an assessment of the likelihood of the issuer's inability to pay interest or principal (default)
when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor's credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics. For a description of bond and commercial paper ratings, see the Appendix to this SAI.

Securities in which the Fund Invests

Following is a table that indicates which types of securities are:

o  P = PRINCIPAL investments of the Fund (bolded in chart)

o  A = ACCEPTABLE (but not principal) investments of the Fund

                                                         Type of Security
                                                         ----------------

Equity Securities                                                P
   Common Stocks                                                 P
   Warrants                                                      A
   Preferred Stocks                                              A
   Convertible Securities                                        A
   Participation Certificates                                    A
   Real Estate Investment Trusts ("REITs")                       A
   Initial Public Offerings ("IPOs")                             A

Fixed Income Securities                                          A
   Corporate Debt Securities                                     A
   US Government Securities                                      A
   Treasury Securities                                           A
   Agency Securities                                             A
   Variable Rate Securities                                      A
   Demand Instruments                                            A
   Insurance Contracts                                           A
   Zero Coupon Securities                                        A
   Deferred Interest Bonds                                       A

Short-Term Instruments                                           A
   Commercial Paper                                              A
   Bank Instruments                                              A
   Repurchase Agreements                                         A
   Reverse Repurchase Agreements                                 A

Derivative Contracts                                             A
Options on Securities                                            A
Options on Securities Indices                                    A
Options on Foreign Securities Indices                            A
Futures Contracts                                                A
Futures Contracts on Securities Indices                          A
Options on Futures Contracts                                     A
Warrants on Futures Contracts                                    A
Swap Agreements                                                  A
Interest Rate Swaps                                              A
Caps and Floors                                                  A
Total Return Swaps                                               A

Securities of Non-US Based Issuers                               P
   Foreign Government Debt Securities                            A
   Brady Bonds                                                   A

Other Investments
   To Be Announced Securities ("TBA")                            A
   Special Transactions                                          A
   When-Issued and Delayed Delivery Securities                   A
   Securities Lending                                            A
   Borrowing                                                     A
   Interests in Other Limited Liability Companies                A

Special Considerations Regarding Japan

Since the Fund invests a significant portion of its assets in Japanese equity securities, it is subject to general economic and political conditions in Japan.
The Fund may be more volatile than a fund that is broadly diversified geographically. Additional factors relating to Japan that an investor in the
Fund should consider include the following:

Economic Background.

Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the
1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

The Japanese economy languished for much of the 1990's. The recession in Japan was prolonged owing to balance sheet deterioration from the sharp fall in asset prices, unprecedented declines in corporate spending, mismanagement by the financial authorities and insufficient monetary easing. A string of bankruptcies occurred among small and medium-sized companies and large corporations alike.
However, in the latter half of the 1990s, the stronger firms were able to gradually reduce their interest-bearing debt in response to deflation and improve their financial position. The number of companies providing high quality goods and services at a low price thanks to the deflationary environment increased.

The bank came to hold a large sum of bad loan by the excessive lending at the bubble economy era and a decrease in the hypothetic value by burst of the economic bubble. In 1997, a major city bank and a large securities company went bankrupt and the amalgamation and the integration of major financial companies advanced. In 2003, public funds were injected to prop up bank capital and the clearance of non-performing bank loans advanced. Excessive equipment, employment, and the debt of company were adjusted. Afterwards, Japan accomplished the deflation and the recovery of economy by the external demand according to BRIC's nations development. The financial strength of bank was improved by the economic recovery and accumulation for loss several times.
However, the longest economic boom since the end of the war came to an end in the summer of 2008 as a result of the global financial crisis triggered by the sub-prime loan problem in the U.S.

Japanese companies have experienced a financial crisis in the past and have taken great pains to strengthen their balance sheet and improve their financial health on their own accord. They were able to obtain today's low debt ratio and a balance sheet comprising good quality assets.

The Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Fund invests. Changes in government policies cannot be predicted. However, there is more flexibility in implementing measures to stimulate the economy compared to in the past as a result of deregulation.

Currency Fluctuation. Investments by the Fund in Japanese securities will be denominated in yen and most income received by the Fund from such investments will be in yen. However, the Fund's net asset value will be reported, and distributions will be made, in US dollars. Therefore, a decline in the value of the yen relative to the US dollar could have an adverse effect on the value of the Fund's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Fund is not required to hedge against declines in the value of the yen.

Securities Markets.

Differences in accounting methods make it difficult to compare the earnings of
Japanese companies with those of companies in other countries, especially the
United States.

The Japanese securities markets are less regulated than those in the United
States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes.
Shareholders' rights are also not always enforced to the same extent as in the
United States. However, many companies have improved their shareholder return policies such as through dividend hikes.

Foreign Trade.

Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.
Especially, the trade with Asia such as China has expanded in recent years.

Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the US. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

Natural Resource Dependency.

An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in US dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits. However, water resource is rich and not only the drinking water but also the quality of water for industrial use is high.

 Energy.

Japan has historically depended on oil for most of its energy requirements.
Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. As a result of these efforts, Japan is highly energy-efficient compared to other countries. However, there is no guarantee this favorable trend will continue.

Natural Disasters.

The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Fund's investments, cannot be predicted.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required
SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the
Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the
Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

DIMA, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Directors of the
Fund, with headquarters at 345 Park Avenue, New York, New York, DIMA is responsible for making the Fund's investment decisions and for managing the
Fund's investment and business affairs, subject to the policies established by the Board. DIMA has delegated day-to-day investment management for the Fund to the Fund's sub-advisor, Deutsche Asset Management (Japan) Limited ("DeAMJ").
DeAMJ is subject to DIMA's oversight. See "Investment sub-advisor to the Fund"
below. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment
Management Americas Inc. and DWS Trust Company.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The portfolio manager is responsible for developing the Fund's investment strategy and is supported by a staff of economists, research analysts, traders and other investment specialists.

The portfolio manager has authority over all aspects of the Fund's investment portfolio, including, but not limited, to purchase and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

Investment Management Agreement

Pursuant to the investment management agreement between the Corporation and DIMA
("Investment Management Agreement"), the Advisor is responsible for providing continuing investment management of the assets of the Fund. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the
Board members, officers, and executive employees of the Fund, including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

The Board and shareholders have approved a subadvisor approval policy for the
Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the
Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the
Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the
SEC either adopting revisions to current rules (as it proposed to do in October
2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval
Policy, including any shareholder notice requirements.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of 0.850% for the first $500 million of average daily net assets,
0.835% for the next $500 million of average daily net assets, 0.820% for the next $1.0 billion of average daily net assets and 0.805% on net assets thereafter.

For the fiscal year ended August 31, 2008, the Fund paid advisory fees of
$1,022,275. For the fiscal year ended August 31, 2007, the Fund paid advisory fees of $1,806,926.

For the fiscal year ended August 31, 2006*, the Advisor waived a portion of its advisory fees aggregating $177,363 and charged the Fund advisory fees aggregating $1,414,632, which was equivalent to an annual effective rate of
0.75% of the Fund's average daily net assets. In addition, under this arrangement, the Advisor reimbursed the Fund $3,928 of other expenses.

* Prior to June 1, 2006, these fees included an administrative service fee.

In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Investment Sub-Advisor to the Fund

On behalf of the Fund, DIMA has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with Deutsche Asset Management (Japan)
Limited. DeAMJ is a registered investment advisor whose address is Sanno Park
Tower, 2-11-1 Nagata-Cho, Chiyoda-ku, Tokyo, Japan 100-6173. It is the
Sub-Advisor's responsibility, under the overall supervision of DIMA to conduct the day-to-day investment decisions of the Fund, arrange for the execution of portfolio transactions and generally manage the Fund's investments in accordance with its investment objective, policies and restrictions. Effective December 1,
2007, DeAMJ has delegated its back office trading capability to Deutsche Asset
Management (Asia) Limited, a wholly-owned subsidiary of Deutsche Bank. For these services, the Sub-Advisor receives from DIMA and not the Fund, each quarter and as full compensation therefore, 50% of the total (net) investment advisory fee received by DIMA. The Sub-Advisor may waive a portion of the fees it receives from DIMA. For the fiscal years ended August 31, 2008, 2007 and 2006, DIMA paid sub-advisory fees to DeAMJ of $ 315,252, $903,463 and $717,388, respectively.

The Sub-Advisor shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

Compensation of the Portfolio Manager

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio manager in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                Dollar Range of      Dollar Range of All DWS
Name of Portfolio Manager      Fund Shares Owned        Fund Shares Owned
-------------------------      -----------------        -----------------
Kenji Chihara                          $0                       $0

Because the fund's portfolio manager is not a resident in the US, he generally does not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for the portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. Total assets attributed to the portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                  Number of
                                Number of        Total Assets of         Investment          Total Assets of
                               Registered          Registered         Company Accounts        Performance-
                               Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager       Companies           Companies             Based Fee             Accounts
-------------------------       ---------           ---------             ---------             --------
Kenji Chihara                       0                  $0                     0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                Number of                                Vehicle Accounts     Total Assets of
                                  Pooled         Total Assets of               with             Performance-
                                Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager        Vehicles             Vehicles              Based Fee             Accounts
-------------------------        --------             --------              ---------             --------
Kenji Chihara                        6              $22,491,557                 0                    $0

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts  Total Assets of
                                Number of                                     with             Performance-
                                  Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager       Accounts          Other Accounts           Based Fee             Accounts
-------------------------       --------          --------------           ---------             --------
Kenji Chihara                       0                   $0                     0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Fund, the Advisor, the Sub-Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Directors, officers of the Corporation and employees of the Advisor, Sub-Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of
Ethics. The Advisor's and Sub-Advisor's Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's and Sub-Advisor's Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's and
Sub-Advisor's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS
Investments funds, regarding allegations of improper trading of fund shares at
DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or
"FINRA") announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional
Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Prior to July 1, 2006, ICCC served as Administrator of the Fund. The
Administrative Services Appendix to the Master Services Agreement provided that the Administrator, in return for its fee, would (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of
Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e)
arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities. Under the
Administrative Services Appendix to the Master Services Agreement, the Fund paid
ICCC an annual fee based on the Fund's average daily net assets. This fee was calculated and accrued daily and the amounts of the daily accruals were paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the period September 1, 2005 through June 30, 2006, the administrator service fee aggregated $228,831.

Effective July 1, 2006, the Fund entered into an administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the
Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund's average daily net assets. For the fiscal year ended August 31, 2008, the Advisor received an administrative fee of $120,268. For the fiscal year ended August 31, 2007, the Advisor received an administrative fee of $212,580. For the period from July 1, 2006-August 31,
2006, the Advisor received an administrative fee of $34,736.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and SAI as well as other reports required to be filed by the
SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies;
monitors the valuation of portfolio securities and monitors compliance with
Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and
monitors the registration of shares under applicable federal and state law. The
Advisor also performs certain fund accounting services under the Administrative
Services Agreement. The Administrative Services Agreement provides that the
Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Advisor and Brown Brothers Harriman & Co.
("BBH"), the Advisor may delegate certain administrative functions to BBH. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor

Pursuant to a Distribution Agreement ("Distribution Agreement"), DWS Investments
Distributors, Inc. ("DIDI"), 222 South Riverside Plaza, Chicago, Illinois 60606,
an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class S shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement continues in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in the
Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of
Securities Dealers, Inc. (now the Financial Industry Regulatory Authority
("FINRA")) and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the
Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws;
and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the
Distributor are not exclusive and the Distributor shall not be liable to the
Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the
Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the
Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's
Independent Directors or by a vote of a majority of the Fund's outstanding shares of the related class or upon 60 day's written notice by the Distributor and shall automatically terminate in the event of an assignment.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Rule 12b-1 Plans

Class A Shares are sold subject to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan"). Under the
Class A Distribution Plan, Class A Shares will pay a servicing fee to the
Distributor in an amount computed at an annual rate of up to 0.25% of the average daily net assets of Class A Shares.

Shareholders of Class B and Class C of the Fund have approved Amended and
Restated Rule 12b-1 Plans (each, an "Amended Plan" and, together with the Class
A Distribution Plan, the "Distribution Plans") for those classes. Under the
Amended Plan, the Fund will pay a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of its Class B and Class C shares, respectively, to its Distributor in addition to a distribution fee at an annual rate of up to 0.75% of such assets. Pursuant to each Amended Plan, shareholder and administrative services are provided to the Fund on behalf of its Class B and C shareholders under the Fund's Service Agreement with its Distributor.
Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Amended Plans for Class B and Class C shares provide alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to the Fund's Distributor for post-sales servicing.
Since each Distribution Agreement provides for fees payable as an expense of
Class B shares and Class C shares that are used by the Distributor to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund.
Similarly, the Services Agreement is approved and reviewed separately for the
Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

The Distributor uses these fees to finance any activity that is principally intended to result in the sale of Class A Shares, Class B Shares and Class C
Shares of the Fund. If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DIDI pursuant to the Rule
12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1
Plan is terminated in accordance with its terms. Future fees under the Rule
12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred.
On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the
Fund. In connection with Class B shares, for example, if shares of the Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in year 1, while the Rule 12b-1 fee to
DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

                                            12b-1 Compensation to Underwriter and Firms for the
                                               Twelve-Month Period Ended September 30, 2008
                                               --------------------------------------------

                                             12b-1          12b-1
                                         Distribution    Shareholder     12b-1 Compensation Paid
                                             Fees       Services Fees            to Firms
                                             ----       -------------            --------
DWS Japan Equity Fund       Class A                 $0        $103,543             $78,871
                            Class B            $62,058         $22,098             $35,133
                            Class C           $245,441         $93,343            $299,961

                                                           Other Expenses Paid by Underwriter for the
                                                          Twelve-Month Period Ended September 30, 2008
                                                          --------------------------------------------
                                             Advertising,
                                                Sales,
                                              Literature
                                                 and                        Marketing
                                             Promotional     Prospectus     and Sales     Postage and     Imputed
                                              Materials       Printing       Expenses       Mailing       Interest
                                              ---------       --------       --------       -------       --------

DWS Japan Equity Fund       Class A               $103,680         $4,949       $20,655        $19,757            $0
                            Class B                 $2,767           $128          $748           $630       $48,165
                            Class C                $29,929           $915        $7,755         $6,723            $0

The following table shows, the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI.

                                                                                                        Aggregate
                                                              Aggregate            Aggregate           Commissions
                                        Aggregate Sales   Commissions Paid   Commissions Paid to       Retained by
Fund                    Fiscal Year       Commissions          to Firms        Affiliated Firms            DIDI
----                    -----------       -----------          --------        ----------------            ----

DWS Japan Equity Fund      2008               $9,000             $1,000                    $0               $8,000
                           2007              $37,000             $4,000                    $0              $33,000
                           2006             $121,000             $8,000                $1,000             $112,000

Custodian

Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston,
Massachusetts 02109, serves as the Fund's custodian pursuant to a Custodian
Agreement. Under the Custodian Agreement with the Corporation, the Custodian (i)
maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Corporation's Board of
Directors concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 or the 1940 Act.

Transfer Agent

DWS Investments Service Company ("DISC"), 210 W. 10th Street, Kansas City, MO
64105-1614, an affiliate of the Advisor serves as transfer agent, dividend-paying agent and shareholder service agent of the Corporation on behalf of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Corporation, DISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the
Fund. DISC may be reimbursed by the Fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. ("ICCC") acted as the
Fund's transfer and dividend disbursing agent.

The Fund pays DISC a fee based on the size, type, and number of accounts and transactions made by shareholders.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account
(as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund.
Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc.
("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

Legal Counsel

Willkie Farr & Gallagher LLP serves as counsel to the Fund.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as co-counsel to the Independent Directors of the Company.

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as co-counsel to the Independent Directors of the Company.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's Prospectuses and the financial statements incorporated by reference into this Statement of Additional
Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110,
independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Portfolio Transactions

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the sub-advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the
Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the
Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the
Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The Sub-Advisor may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions. For the fiscal years ended August
31, 2008, 2007, and 2006, the Fund paid $434,359, $718,505, and $541,638 and, respectively. The percentage of the Fund's commissions paid to affiliated brokers, the percentage of transactions involving commissions paid to affiliated brokers and the dollar amount of commissions paid to brokers for research services is set forth below for the fiscal year ended August 31, 2008:

                                  Percentage of           Percentage of              Dollar Amount of
                               Commissions Paid to    Transactions Involving   Commissions Paid to Brokers
                                    Affiliated         Commissions Paid to                 for
Name of Fund                         Brokers            Affiliated Brokers          Research Services
------------                         -------            ------------------          -----------------

DWS Japan Equity Fund                   0%                      0%                          $0

The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2008, the Fund held the following securities of its regular broker dealers:

Name of Issuer                     Value of Holdings
---------------                    -----------------
Nomura Holdings, Inc.                   $763,000
Mitsubishi UFJ Financial Group         $2,268,000
SBI Holdings Inc                       $1,276,000
Kenedix, Inc.                          $1,739,000

Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the Fund will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the
Fund, without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

The portfolio turnover rate for the fiscal years ended August 31, 2008 and 2007 were 105% and 120%, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in the Fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund
(including any applicable sales charge) next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the
Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf.
Orders for purchases or redemptions will be deemed to have been received by the
Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the
Fund and the financial institution, ordinarily orders will be priced at the
Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS
Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's consistency with DWS Investments' branding and long-term strategy;
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o        The length of time the Fund's Portfolio Managers have managed the
         Fund/Strategy;
o        Market size for the fund category; o The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the
Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The
DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through
QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated
Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at:
www.dws-investments.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Fees generally charged to IRA accounts will be charged to accounts of Deutsche or DWS Investments employees and directors.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectus.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DIDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a DWS Investments IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for DWS
Investments-branded plans by ADP, Inc. under an alliance with DIDI and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by DIDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two
compensation schedules up to the following amounts:

Compensation Schedule #1:                                                     Compensation Schedule #2:
Retail Sales and DWS Flex Plan(1)                                              DWS Retirement Plans(2)
---------------------------------                                              -----------------------

Amount of                              As a Percentage of Net     Amount of Shares      As a Percentage of Net
Shares Sold                                  Asset Value                Sold                  Asset Value
-----------                                  -----------                ----                  -----------
$1 million to $3 million                        1.00%
Over $3 million to $50 million                  0.50%              Over $3 million           0.00% - 0.50%
Over $50 million                                0.25%                     --                        --

(1)       For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a
          Fund and other Funds listed under "Special Features -- Class A Shares
          -- Combined Purchases," including purchases pursuant to the "Combined
          Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2)       Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc., under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets of the last business day of the month attributable to Class C shares maintain and serviced by the firm. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth
Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company

First Great West Life and Annuity Company
-----------------------------------------
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class  A  Purchases.  The  public  offering  price  of
Class A shares for  purchasers  choosing  the  initial
sales charge  alternative  is the net asset value plus
a sales charge, as set forth below.

                                                       Sales Charge
                                                       ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ---------------         --------------
Less than $50,000                                  5.75%                  6.10%                  5.20%
$50,000 but less than $100,000                     4.50                   4.71                   4.00
$100,000 but less than $250,000                    3.50                   3.63                   3.00
$250,000 but less than $500,000                    2.60                   2.67                   2.25
$500,000 but less than $1 million                  2.00                   2.04                   1.75
$1 million and over                                 .00**                  .00**                 ***

*        Rounded to the nearest one-hundredth percent.

**       Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***      Commission is payable by DIDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or DWS mutual funds;

(b)      an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)      certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)      unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain investment advisors registered under the Investment
         Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)      employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1,
         2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m)      a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
         ADP, Inc. under an alliance with DIDI and its affiliates into a DWS
         Investments IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25%
of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the prospectus, also apply to the aggregate amount of purchases of Class A shares of
DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse of life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described above, employer sponsored employee benefit plans using the
Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as
"DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class B Purchases. Class B shares of the Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Fund's prospectus and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class
C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the
Fund's prospectus and SAI.

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").

The following provisions apply to DWS Scudder Flex Plans.

a.       Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS
         Investments Flex Plan established on the System prior to October 1,
         2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b.       Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS
         Funds or other eligible assets held by the plan is $1,000,000 or more.
         This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability determination must be made by investors with the assistance of their financial representative.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct
Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B or Class C shares there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the
Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual
Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase
Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the
Fund's.

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day
("trade date").

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the
Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of a Fund under the
Automatic Withdrawal Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

An Automatic Withdrawal Plan request form can be obtained by calling
1-800-621-1048.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c)      redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d)      redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social
         Security Administration);

(e)      redemptions under the Fund's Automatic Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account;

(f)      redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g)      redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items
(c),(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)      for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i)      for redemptions to satisfy required minimum distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts);
         and

(j)      in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5)
         in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)      redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(l)      redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any
CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund --
Investment Class, Money Market Fund -- Investment Class, Cash Management Fund
Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc. Prime
Series, Tax-Exempt California Money Market Fund, Cash Account Trust and
Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements.
Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market
Fund is available for sale only in California.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund.
Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Supplemental Payments

Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of DIDI (but not out of Fund assets). Securities laws may require certain investment professionals such as depository institutions to register as dealers. DIDI may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by DIDI from its assets, and will not be made from the assets of the Fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. DIDI may pay all or a portion of the distribution fees discussed below to investment professionals that waive all or any portion of the advance payments.

Dividends

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.       To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If the investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholders account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the
Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)      The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income
         (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

(b)      The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting stock of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer, of two or more issuers in which the Fund owns 20% or more of the voting securities and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c)      The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011 and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains
(that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2011. The maximum long-term capital gain rate is scheduled to return to 20% for taxable years beginning thereafter.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

For taxable years beginning before January 1, 2011, "qualified dividend income"
received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United
States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or less of its gross income (excluding net long-term capital gain over net short-term capital loss), then only that percentage of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or Redemption of Shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received
(or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends Received Deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. The Fund may elect for US income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the
Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Passive Foreign Investment Companies. Equity investments by the Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the
Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. The election must be made separately for each PFIC owned and, once made, would be effective for all subsequent tax years unless revoked with the consent of the Internal Revenue Service (the
"IRS"). Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the
Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other
Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the
Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses)
realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year.
The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a
"hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments and other contractual payments made under the terms of certain swap contracts will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income. The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnership or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments
(including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount,"
including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sale as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property' held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss, if on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Under current law, the Fund serves to block unrelated business taxable income
("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if either (i) the Fund invests in real estate investment trusts ("REITs") that hold equity interests in taxable mortgage pools or residual interests in real estate mortgage investment conduits ("REMICs"), or
(ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will become subject to 100% excise tax on such UBTI.

Certain types of income received by the Fund from REITs, REMICs and taxable mortgage pools to other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3)
not be eligible for reduce US withholding for non-US shareholders even from tax treat countries; and (4) cause the Fund to be subject to tax if certain
"disqualified organizations" as defined by the Code are Fund shareholders.

Other Tax Considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the
IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-US shareholders. Dividends by the Fund paid to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distribution of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Real estate related investments such as REITs and U.S. real property holding companies may result in withholding tax on Fund distributions and liability for tax on Fund redemptions for non-U.S. shareholders.

For taxable years beginning after December 31, 2007, and before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's
"qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S.
status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of foreign taxes.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time.
Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated
Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security's primary exchange. With the exception of stock index futures contracts, which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock
Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's
Pricing Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of the Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member") is
c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Corporation and         Business Experience and
 Length of Time Served(7)         Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

Paul H. Schubert:                   Vice President
Jason Vazquez:                      Vice President and AML Compliance Officer
Caroline Pearson:                   Secretary
Patricia DeFilippis:                Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Fund's Board held nine (9)
meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate Governance Committee of the Fund's
Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Fund's Board performed similar functions and held six (6)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. During the calendar year 2007, the
Marketing/Distribution/Shareholder Service Committee of the Fund's Board
performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The
Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Fund's Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Expenses/Operations Committee and Valuation Committee
performed similar functions and each held nine (9) meetings and eight (8)
meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors'
conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the
Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each
Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                                            Total Compensation
                                Aggregate Compensation         from Fund and
Name of Board Member          from DWS Japan Equity Fund     DWS Fund Complex(1)
--------------------          --------------------------     -------------------
John W. Ballantine                        $0                       $215,000
Henry P. Becton, Jr.(2)                  $497                      $200,000
Dawn-Marie Driscoll(2)(3)                $623                      $253,000
Keith R. Fox(2)                          $500                      $203,000
Paul K. Freeman(4)                        $0                       $265,000
Kenneth C. Froewiss(2)                   $493                      $200,000
Richard J. Herring(2)                    $480                      $195,000
William McClayton(5)                      $0                       $205,000
Rebecca W. Rimel(2)                      $468                      $194,000
William N. Searcy, Jr.(2)                $493                      $200,000
Jean Gleason Stromberg(2)                $465                      $189,000
Robert H. Wadsworth                       $0                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of June 30, 2008.

                                                               Aggregate Dollar Range of
                            Dollar Range of Beneficial    Ownership in all Funds Overseen by
                                     Ownership                       Board Member
Board Member                 in DWS Japan Equity Fund        in the DWS Fund Complex(1)
------------                 ------------------------        --------------------------
Independent Board Member:
-------------------------

John W. Ballantine                     None                             Over $100,000
Henry P. Becton, Jr.                   None                             Over $100,000
Dawn-Marie Driscoll                 $1-$10,000                          Over $100,000
Keith R. Fox                           None                             Over $100,000
Paul K. Freeman                        None                             Over $100,000
Kenneth C. Froewiss                    None                             Over $100,000
Richard J. Herring                     None                             Over $100,000
William McClayton                      None                             Over $100,000
Rebecca W. Rimel                       None                             Over $100,000
William N. Searcy, Jr.                 None                             Over $100,000
Jean Gleason Stromberg                 None                             Over $100,000
Robert H. Wadsworth                    None                             Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                         None                             Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----
John W. Ballantine                                     None
Henry P. Becton, Jr.                                   None
Dawn-Marie Driscoll                                    None
Keith R. Fox                                           None
Paul K. Freeman                                        None
Kenneth C. Froewiss                                    None
Richard J. Herring                                     None
William McClayton                                      None
Rebecca W. Rimel                                       None
William N. Searcy, Jr.                                 None
Jean Gleason Stromberg                                 None
Robert H. Wadsworth                                    None

Securities Beneficially Owned

As of November 7, 2008, the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of November 7, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Japan Equity Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                                778,116.11                    26.3% of Class A
ITS CUSTOMERS
ATTN FUND ADM (97UE8)
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                                          235,485.28                    7.96% of Class A
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

WELLS FARGO INVESTMENTS LLC                                   231,936.21                    7.84% of Class A
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

CITIGROUP GLOBAL MARKETS INC                                  179,223.45                    6.06% of Class A
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                145,702.44                    25.48% of Class B
ITS CUSTOMERS
ATTN FUND ADM (97UE9)
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                                   71,549.79                    12.51% of Class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                           35,944.89                    6.29% of Class B
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

MLPF&S FOR THE SOLE BENEFIT OF                                616,730.65                    28.88% of Class C
ITS CUSTOMERS
ATTN FUND ADM (9E116)
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                                  465,071.49                    21.78% of Class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                                          227,699.07                    10.66% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

CHARLES SCHWAB & CO INC                                       375,103.18                    15.26% of Class S
ATTN MUTUAL FUNDS DEPARTMENT
SAN FRANCISCO CA  94104-4151

KNOTFLOAT & CO                                                183,266.89                    7.46% of Class S
C/O STATE STREET BANK
BOSTON MA  02206-5496

STATE STREET BANK & TRUST CO                                  160,739.75                    6.54% of Class S
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  132,539.97                    5.39% of Class S
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

WILLIAM ERIC HOLZER                                           130,603.53                    5.31% of Class S
HO HO KUS NJ  07423-1321

ELIZABETH S DICK                                              123,592.64                    5.03% of Class S
C/O E DICK SMITH
BOSTON MA  02114-4131

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Directors of the Affected Funds, against certain liabilities the Independent Directors may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Directors ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Directors to Affected the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director's duties as a director or trustee of the Affected
Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent
Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

The Corporation was incorporated under the laws of the State of Maryland on May
22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its
Shares under the Securities Act of 1933, as amended (the "1933 Act").

Prior to August 20, 2004, DWS Japan Equity Fund invested all of its investable assets in the Japanese Equity Portfolio (the "Portfolio"), a series of the DWS
Investors Portfolios Trust, a diversified open-end management investment company having the same investment objective as the Fund. Since August 20, 2004, DWS
Japan Equity Fund is now operating as a stand alone mutual fund that directly acquires and manages its own portfolio of securities. The Fund may in the future seek to achieve its investment objective by investing all of its net assets in an investment company having the same investment objective policies and restrictions as those of the Fund.

Under the Corporation's Articles of Incorporation, the Corporation is authorized to issue Shares of common stock, par value of $.001 per share. The authorized capital stock of the Corporation consists of 17,500,000,000 shares. The Board of
Directors may increase or decrease the number of authorized Shares without shareholder approval. The Board of Directors of the Fund approved a
..7228027-for-1 split of the Class A shares of the Fund, and a 0.72649047-for-1 split of the Class S shares of the Fund, which was effective November 11, 2005.

The Corporation is an open-end management investment company. Prior to May 19,
2003, the Corporation was known as Deutsche Investors Funds, Inc. Prior to March
15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to
January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May
5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. The
Corporation currently offers one fund, DWS Japan Equity Fund.

The Corporation's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Corporation currently offers one series (DWS
Japan Equity Fund), and the Board has designated four classes of shares for the
Fund. In the event separate series or classes are established, all Shares of the
Corporation, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as a separate entity. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Corporation (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

Shareholders of the Corporation do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Corporation. In such event, the remaining holders cannot elect any members of the Board of Directors of the Corporation.

There are no preemptive, conversion or exchange rights applicable to any of the
Shares. The Corporation's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Corporation, each Share is entitled to its portion of the Corporation's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

            SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of the Fund or the class shall have equal rights with each other share of the Fund or the class with respect to the assets of the Corporation pertaining to the Fund or class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of the Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into
Class A Shares as described in the Prospectus). Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or
By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of
Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund or a Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Shareholders owning 25% or more of outstanding Shares may be in control of the
Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in the Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Fund is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Directors, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Fund.

As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i)
67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated August 31, 2008, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional
Information.

                             ADDITIONAL INFORMATION

Other Information

The CUSIP numbers for each class of the Fund are:

Japan Equity Fund          Class A Shares:  23339K109
                           Class B Shares:  23339K208
                           Class C Shares:  23339K307

The Fund has a fiscal year ending August 31.

The Fund's prospectus and this SAI omit certain information contained in the
Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the
Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C.
20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines

I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have
ISS vote their proxies in accordance with Taft Hartley voting Guidelines

------------------

(1)      For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.     POLICIES

1.       Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i)      adopting, monitoring and updating guidelines, attached as Exhibit A
         (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)     voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of
         AM's clients; and

(iii)    monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.       Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within Deutsche
Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms
(i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------------

(2)      The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o        The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
         Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.
The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A.       Procedures to Address Conflicts of Interest and Improper Influence
         ------------------------------------------------------------------

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

-----------------------

(3)      As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4)      The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche
Bank outside of the Private Client and Asset Management division ("PCAM")
regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of
Interest Management Sub-Committee. The Conflicts of Interest Management
Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of
Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest
Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee
may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of
Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management
Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest
Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy
Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor
Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies
         ----------------------------------------------------

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest
         -------------------------------------------------

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o        Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from
         CIB, and information barriers between AM and other affiliates.
         Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any
         Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Bank Americas Confidential and Inside
Information Policy, the Deutsche Asset Management Code of Ethics, the
Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code
of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o        AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o        The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         --       The proxy statement (and any additional solicitation
                  materials) and relevant portions of annual statements.
         --       Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
         --       Analyst worksheets created for stock option plan and share increase analyses.
         --       Proxy Edge print-screen of actual vote election.

o        AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and
         will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o        The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o        With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         --       The name of the issuer of the portfolio security;
         --       The exchange ticker symbol of the portfolio security (if
                  symbol is available through reasonably practicable means);
         --       The Council on Uniform Securities Identification Procedures
                  number for the portfolio security (if the number is available through reasonably practicable means);
         --       The shareholder meeting date;
         --       A brief identification of the matter voted on;
         --       Whether the matter was proposed by the issuer or by a security holder;
         --       Whether the company cast its vote on the matter;
         --       How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
                  and
         --       Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records
Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                  Attachment A - Global Proxy Voting Guidelines

   I     Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on
                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on
                  Multiple Boards

         J        Proposals to Establish Audit Committees

   II    Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

   III   Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

   IV    Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

   V     Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

   VI    Mergers & Acquisitions

   VII   Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

   VIII  Environmental Issues

   IX    Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1.       "For" proposals that require that a certain percentage (majority up to
         66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.       "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.       "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5.       "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as `independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1.       "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.       "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.       Proposals to Restrict Supervisory Board Members Service on Multiple
         Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.       "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.       "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for"
a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest.
Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a)       The company has a five year return on investment greater than the relevant industry index,

b)       All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)       No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)      The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)      The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)      The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2.       Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange
         Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o        the election of board members with positions on either remuneration or audit committees;

o        the election of supervisory board members with too many supervisory board mandates;

o        "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o        directly align the interests of members of management boards with those of shareholders;

o        establish challenging performance criteria to reward only above average performance;

o        measure performance by total shareholder return in relation to the market or a range of comparable companies;

o        are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in
AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the
Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1.       AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.       AM policy is also to vote "against" proposals to adopt the Mac Bride
         Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the
Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1.       AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2.       AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1.       AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.       AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.       AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1.       AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.       Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a
AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end)
investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                      APPENDIX B -- RATINGS OF INVESTMENTS

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES  -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                             -----------------------

Cash Account Trust                           DWS Europe Equity Fund                      DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                 DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                        DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund               DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                    DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                               DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund                 Fund
    Prime Series                             DWS Growth & Income Fund                    DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                        DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                        DWS S&P 500 Plus Fund
DWS Balanced Fund                            DWS High Income Plus Fund                   DWS Select Alternative Allocation Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund           DWS Short Duration Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund          DWS Short Duration Plus Fund
DWS Capital Growth Fund                      DWS International Fund                      DWS Short-Term Municipal Bond Fund
DWS Climate Change Fund                      DWS International Select Equity Fund        DWS Small Cap Core Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund  DWS Small Cap Growth Fund
DWS Communications Fund                      DWS Japan Equity Fund                       DWS Strategic Government Securities Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                    DWS Strategic High Yield Tax-Free Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund               DWS Strategic Income Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund               DWS Target 2010 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                   DWS Target 2011 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                   DWS Target 2012 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                   DWS Target 2013 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                   DWS Target 2014 Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect 2017 Fund           DWS Technology Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund             DWS U.S. Bond Index Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund               DWS Value Builder Fund
DWS EAFE(R) Equity Index Fund                  DWS Managed Municipal Bond Fund             Investors Cash Trust
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund                 Treasury Portfolio
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                          NY Tax Free Money Fund
DWS Equity 500 Index Fund                                                                Tax Free Money Fund Investment
DWS Equity Income Fund                                                                   Tax-Exempt California Money Market Fund

------------------------------------------------------------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Investments branded retirement plan platform (the
"Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York

                                       3

Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

March 17, 2009

                                       4

                            DWS INVESTORS FUNDS, INC.

                              DWS Japan Equity Fund
                                     Class S

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses dated December 1, 2008, as amended from time to time, for DWS Japan Equity Fund (the "Fund"), a series of DWS Investors
Funds, Inc. (the "Corporation"), copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza,
Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this
Statement of Additional Information was obtained, and are available along with other materials on the Securities and Exchange Commission's Internet Web site
(http://www.sec.gov).

Portions of the Annual Report to Shareholders, dated August 31, 2008, are incorporated by reference as specified herein. Copies of the Fund's Annual
Report and Semi-Annual Report may be obtained without charge from Shareholder
Services by calling (800) 728-3337.

This Statement of Additional Information ("SAI") is incorporated by reference into the applicable prospectuses.

                               INVESTMENT POLICIES

The principal investment strategies of the Fund, and the risks associated with these strategies, are described in the Fund's prospectus. Additional information is provided below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. The Fund is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.

The Fund's investment objective may be changed by the Board without shareholder approval. The Fund's fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding voting securities,"
which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less. The
Fund's non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

The Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The Fund may not:

1.       Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.       Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.       Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

4.       Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.       Purchase or sell real estate, which term does not include (a)
         securities of companies which deal in real estate or mortgages or (b)
         investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

6.       Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.       Make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Policies

The Fund may:

1.       Invest up to 5% of the total assets of the Fund in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the Fund. The Fund may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

2.       Not acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid.

3.       Not invest more than 10% of its net assets in unlisted securities and notes.

4.       Not sell any security short, except to the extent permitted by the 1940
         Act. Transactions in futures contracts and options shall not constitute selling securities short.

5.       Not purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions.

6.       As a matter of non-fundamental policy, the Fund currently does not intend to lend portfolio securities in an amount greater than 33 1/3%
         of its total assets.

         Note: In connection with the first non-fundamental policy, shares of another investment company managed by the Advisor or by another investment advisor affiliated with the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment company according to its investment policies specializes in a specific geographic area or economic sector. The Fund would not, however, pay a sales charge when investing in an investment company managed by the Advisor or its affiliates. In addition, no management or advisory fees would be paid by the Fund with respect to its assets which are invested in investment companies managed by the Advisor or its affiliates.

                    INVESTMENT OBJECTIVE AND RELATED POLICIES

Investment Objective

The investment objective of the Fund is to seek high capital appreciation. There can, of course, be no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its objective by investing primarily in Japanese equity securities (including American Depository Receipts), as described below.
In doing so, the Fund's investments in Japanese equity securities will be primarily in common stocks of Japanese companies. However, the Fund may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the
Japanese government and of Japanese companies, when the Fund's advisor and sub-advisor (together, the "Advisor") believe the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The Fund may invest in a broad range of fixed income securities of all maturities, however the Fund may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have
Funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisor determines that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in cash and cash equivalents.
For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United
States or of Japan or of other governments. To the extent this happens, the Fund will not be pursuing its objective of high capital appreciation.

The Fund may also invest up to 30% of its net assets in the equity securities of
Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Fund's Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, in a relatively short time period, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The Fund purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities.

Equity Securities

As used herein, "equity securities" include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

Common Stock. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company's financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Fund, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants. The Fund may purchase warrants in value of up to 10% of the Fund's net assets. Warrants are securities that give the Fund the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.
This leveraging increases an investor's risk; however, in the event of a decline in the value of the underlying security leveraging and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price, such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

Preferred Stocks. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities.
Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of the
McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's")
or Fitch, Inc. ("Fitch"), although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Fund. Generally, however, the preferred stocks in which the Fund invests will be rated at least CCC by
S&P, Caa by Moody's or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer.
Convertible securities are senior to common stock in a corporation's capital structure, but are generally subordinate to non-convertible debt securities.
While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

A convertible security allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value
(the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Participation Certificates. Certain companies have issued participation certificates, which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation.
Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields, but they may be less liquid than common stock. The Advisor believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities (if publicly traded) and other criteria.

Real Estate Investment Trusts (REITS). REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Initial Public Offerings (IPOs). The Fund may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Fund will be able to obtain proportionately larger IPO allocations.

Fixed Income Securities.

The Fund may invest in a broad range of domestic and foreign fixed income (debt)
securities. The fixed income securities in which the Fund invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations ("NRSRO") or be of comparable quality to securities having such ratings, as determined by the
Advisor.

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Fund generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities that the Fund holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's fixed income investments. In periods of rising interest rates, the opposite can be true.

Fixed Income Security Risk. Fixed income securities generally expose the Fund to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Fund's income due to the falling market interest rates); (3)
credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Fund); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring the Fund to invest the proceeds at the generally lower interest rates).

Corporate Debt Securities. The Fund may invest in corporate debt securities.
Corporate debt securities are fixed income securities issued by businesses.
Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

US Government Securities (Including US Treasury Securities and Agency
Securities). The Fund may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United
States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the US Postal
Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the
Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing
Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National
Mortgage Association (GNMA), the Farmers Home Administration and the
Export-Import Bank.

Mortgage-backed securities may be issued or guaranteed by GNMA, Federal National
Mortgage Association ("FNMA") (also known as Fannie Mae) and FHLMC, but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the
United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies' securities fell sharply in
2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing
Finance Agency ("FHFA"), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into preferred stock purchase agreements ("PSPAs")
under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S.
Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until
December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Variable Rate Securities. The Fund may invest in long-term maturity securities, which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called
"variable rate demand notes."

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be treated as illiquid securities subject to the Fund's limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Insurance Contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Fund treats these contracts as fixed income securities.

Zero Coupon Securities and Deferred Interest Bonds. Zero coupon and deferred interest bonds are debt obligations, which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. See the section entitled "Tax Information."

Short-Term Instruments.

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by "S&P" or Aa or higher by "Moody's" or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper;
(4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies. The Fund may invest in bank deposits and money market instruments maturing in less than 12 months.

The Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of
Securities program ("STRIPS") or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See the section entitled
"Zero Coupon Securities and Deferred Interest Bonds."

When, in the opinion of the Advisor, it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Fund's assets may be invested in such short-term instruments.
Under normal circumstances the Fund will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the Fund, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the Fund experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the Fund engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs, which may affect return.

Commercial Paper. The Fund may invest its assets in commercial paper, including variable rate demand master notes issued by US corporations or by non-US corporations that are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties.
Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody's and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the Fund's Board of Directors. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Fund's net assets. Since the Fund may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the
United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

Bank Instruments. The Fund may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers' acceptances of banks, savings associations and savings banks organized under the laws of the
United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs
(e.g., Moody's and S&P) or, if unrated, are of comparable quality in the opinion of the Advisor.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Fund may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers'
acceptances that are issued by non-US banks and their non-US branches, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the
United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the
United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund would reduce its net income available for distribution to investors
(i.e., the Fund and other investors in the Fund. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of the Advisor, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's net assets would be invested in such deposits.

Repurchase Agreements. Repurchase agreements may be entered into by the Fund only with a "primary dealer" (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the "Lender")
of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the
Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities is made for the Fund only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into by the Fund if, as a result, more than 10% of the Fund's net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into by the Fund only with a "primary dealer" (as designated by the Federal Reserve
Bank) in US government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money by the Fund. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Fund. Such purposes may involve the speculative factor known as
"leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased by the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into by the Fund if, as a result, more than one- third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe.

Derivative Securities.

The Fund may invest in various instruments that are commonly known as
"derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the
Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by "covering" such positions as required by the SEC. The Advisor may use derivatives for hedging and risk management purposes, such as in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class but not for speculation. In addition, derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

The Fund's investment in options, futures or forward contracts and similar strategies depends on the Advisor's judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges.
Most derivative contracts bought and sold by the Fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Fund. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marked to market). This protects investors against potential defaults by the counterparty.
Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Fund.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

Options on Securities. The Fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period.
Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option
(the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the
Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wish to acquire the securities at the exercise price.

The Fund may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund's books.

The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type permitted to invest. The purchase of a put option would entitle the
Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

There is no limitation on the value of the options that may be purchased or written by the Fund. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Fund, may not exceed
20% of the net assets of the Fund. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Fund, do not exceed 10% of the net assets of the Fund. Options on securities may be written
(sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Fund, do not exceed 2% of the net assets of the Fund.
When an option transaction is offset by a back- to-back transaction (e.g., where the Fund writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE
Composite Index, or a narrower market index such as the Standard & Poor's 100.
Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that
(1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index.
The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in "Options on Securities," the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index
("protective puts"). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index.
The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Advisor's ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will purchase or write such an option only if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's activities in index options may also be restricted by the requirements of the
Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Foreign Securities Indices. The Fund may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Fund may also purchase and write OTC options on foreign stock indices.

The Fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Fund may also use foreign stock index options for hedging purposes.

Futures Contracts and Options on Futures Contracts. The Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The Fund may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading
Commission (the "CFTC") or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The Fund has claimed exclusion from the definition of the term "commodity pool operator"
adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

The successful use of futures contracts and options thereon draws upon the
Advisor's skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the futures or options markets and movement in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Advisor's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset.
Futures contracts are considered to be commodity contracts.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment ("initial margin"). When the Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Fund's initial margin deposit. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the
Fund would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract on an interest rate sensitive security, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

When the Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Fund purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates or the positions can be
(and normally are) closed out, by entering into an opposing contract, before that date.

The purpose of the acquisition or sale of a futures contract, in cases where the
Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund.
If interest rates increased, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish a similar result by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or general interest rate trends by the
Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.
In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities.
This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Fund, adversely affect the prices of securities that are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position that the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

For the purpose of hedging the Fund's assets, the Fund may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Fund for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Fund. In carrying out a particular hedging strategy, the Fund may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Fund's assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Fund may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Options on Futures Contracts (Including Futures Contracts on Securities
Indices). The Fund may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund's holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the
Fund will retain the full amount of the net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives.
Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the
Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Fund may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Fund may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Fund for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Fund and (2) such instruments relate to categories of assets which the Fund is permitted to hold.

Warrants on Futures Contracts. The Fund may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Fund may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that:
(1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the
Fund's positions in options on futures and options on securities indices.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Other Limitations. The Commodity Exchange Act prohibits US persons, such as the
Fund, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Fund will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the
Commodity Exchange Act ("CEA") and therefore is not subject to commodity pool operator registration and regulation under the CEA.

Swap Agreements. The Fund may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms.
Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the
Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

Whether the use of swap agreements will be successful in furthering the Fund's investment objective will depend on the Advisor's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the
Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by the Fund investing in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22,
1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a "safe harbor" for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The
Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars.
Common swap agreements that the Fund may use include:

Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Caps and Floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Securities of Non-US Based Issuers.

Foreign Securities. The Fund invests primarily in foreign securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers.
Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.
Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will apply to the
SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's
Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

The Fund may invest in securities of non-US based issuers in the form of
American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"),
Global Depositary Receipts ("GDRs") and International Depositary Receipts
("IDRs") or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution.
EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. Designed for use in US, European and international securities markets, respectively,
ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Fund considers an issuer to be based outside the United States if:

o        it is organized under the laws of, or has a principal office located in, another country; or

o        the principal trading market for its securities is in another country;
         or

o        it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

Foreign Government Debt Securities. The Fund may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, "sovereign debt obligations"). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the
Inter-American Development Bank, the World Bank, the African Development Bank,
the European Union, the European Investment Bank and the Nordic Investment Bank.

Brady Bonds. The Fund may invest in so-called "Brady Bonds," which are issued as part of a debt restructuring in exchange for cash and certain of the country's outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollars) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year's rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. However, neither the US government nor the IMF has guaranteed the repayment of any Brady
Bond.

Country Investing. The Fund will focus its investments in Japanese equity securities. Focusing the Fund's investments in a particular country will subject the Fund (to a greater extent than if its investments were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that country.

Currency Management.

In connection with the Fund's investments denominated in foreign currencies, the
Advisor may choose to utilize a variety of currency management strategies. The
Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The Fund either enters into these transactions on a spot (i.e., cash)
basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging. The Fund's currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions.
Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Fund's securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency declines, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor's long-term investment decisions, the Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund's best interest.
Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the
Fund's ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

Options on Foreign Currencies. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Fund may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Fund may also write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Fund's books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is segregated by the Fund in cash or liquid securities.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Fund is unable to effect closing purchase transactions with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised.
Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Fund's ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Fund intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Fund may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Fund denominated in foreign currencies or principally traded in foreign currencies. The Fund may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Fund may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Fund would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisor desires to protect the value of the Fund. The Fund may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Additional Limitations and Risk Factors.

Asset Segregation

Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940
Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Liquidity. OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

Leverage. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Leverage risk may exist when the Fund purchases securities while it also has borrowed money.

Interest Rates. Interest rate risks apply to the Fund only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities.
Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the
Fund will lose money. Credit risk is only a risk for the Fund if it invests in fixed income securities or chooses to lend securities.

Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor's credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread)
measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the
Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Risks Associated with Futures, Options and Warrants. The successful use of futures, options and warrants depends on the ability of the Advisor to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Fund's assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Fund's portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Fund has hedged portfolio securities by purchasing put options or selling futures contracts, the Fund could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Fund's securities. As noted, the Fund may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the
Fund may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Fund in entering into such transactions. The ability of the Fund to close out a futures, options or warrants position depends on a liquid secondary market.

As noted above, the Fund intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Risk Management. The Fund may employ non-hedging risk management techniques.
Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisor wishes to extend maturities of fixed income securities in the Fund in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Fund to purchase futures contracts on long-term debt securities. Similarly, if the
Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the
Fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the
Fund's expense ratio.

Impact of Sub-Prime Mortgage Market. The Fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, the Fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

To Be Announced Securities (TBAs) -- Purchase Commitments. As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.
For example, in a TBA mortgage-backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Fund until settlement takes place.

At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of securities and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the
Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Borrowing. The Fund may borrow money, in amounts not to exceed one-third of the
Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Fund or Fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.

Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days)
sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Fund's securities and the Fund's NAV per share, and money borrowed by the Fund will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Interests in Limited Liability Companies. Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the
United States may issue securities comparable to common or preferred stock.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested
Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use
Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the
1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the
Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment Ratings. The fixed income securities in which the Fund invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSROs or be of comparable quality to securities having such ratings, as determined by the Advisor. For example, S&P, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on an assessment of the likelihood of the issuer's inability to pay interest or principal (default)
when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Advisor's credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics. For a description of bond and commercial paper ratings, see the Appendix to this SAI.

Securities in which the Fund Invests

Following is a table that indicates which types of securities are:

o        P = PRINCIPAL investments of the Fund (bolded in chart)

o        A = ACCEPTABLE (but not principal) investments of the Fund

                                                            Type
                                                         of Security

Equity Securities                                             P
   Common Stocks                                              P
   Warrants                                                   A
   Preferred Stocks                                           A
   Convertible Securities                                     A
   Participation Certificates                                 A
   Real Estate Investment Trusts ("REITs")                    A
   Initial Public Offerings ("IPOs")                          A

Fixed Income Securities                                       A
   Corporate Debt Securities                                  A
   US Government Securities                                   A
   Treasury Securities                                        A
   Agency Securities                                          A
   Variable Rate Securities                                   A
   Demand Instruments                                         A
   Insurance Contracts                                        A
   Zero Coupon Securities                                     A
   Deferred Interest Bonds                                    A

Short-Term Instruments                                        A
   Commercial Paper                                           A
   Bank Instruments                                           A
   Repurchase Agreements                                      A
   Reverse Repurchase Agreements                              A

Derivative Contracts                                          A
   Options on Securities                                      A
   Options on Securities Indices                              A
   Options on Foreign Securities Indices                      A
   Futures Contracts                                          A
   Futures Contracts on Securities Indices                    A
   Options on Futures Contracts                               A
   Warrants on Futures Contracts                              A
   Swap Agreements                                            A
   Interest Rate Swaps                                        A
   Caps and Floors                                            A
   Total Return Swaps                                         A

Securities of Non-US Based Issuers                            P
   Foreign Government Debt Securities                         A
   Brady Bonds                                                A
Other Investments
   To Be Announced Securities ("TBA")                         A
   Special Transactions                                       A
   When-Issued and Delayed Delivery Securities                A
   Securities Lending                                         A
   Borrowing                                                  A
   Interests in Other Limited Liability Companies             A

Special Considerations Regarding Japan

Since the Fund invests a significant portion of its assets in Japanese equity securities, it is subject to general economic and political conditions in Japan.
The Fund may be more volatile than a fund that is broadly diversified geographically. Additional factors relating to Japan that an investor in the
Fund should consider include the following:

Economic Background.

Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the
1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

The Japanese economy languished for much of the 1990's. The recession in Japan was prolonged owing to balance sheet deterioration from the sharp fall in asset prices, unprecedented declines in corporate spending, mismanagement by the financial authorities and insufficient monetary easing. A string of bankruptcies occurred among small and medium-sized companies and large corporations alike.
However, in the latter half of the 1990s, the stronger firms were able to gradually reduce their interest-bearing debt in response to deflation and improve their financial position. The number of companies providing high quality goods and services at a low price thanks to the deflationary environment increased.

The bank came to hold a large sum of bad loan by the excessive lending at the bubble economy era and a decrease in the hypothetic value by burst of the economic bubble. In 1997, a major city bank and a large securities company went bankrupt and the amalgamation and the integration of major financial companies advanced. In 2003, public funds were injected to prop up bank capital and the clearance of non-performing bank loans advanced. Excessive equipment, employment, and the debt of company were adjusted. Afterwards, Japan accomplished the deflation and the recovery of economy by the external demand according to BRIC's nations development. The financial strength of bank was improved by the economic recovery and accumulation for loss several times.
However, the longest economic boom since the end of the war came to an end in the summer of 2008 as a result of the global financial crisis triggered by the sub-prime loan problem in the U.S.

Japanese companies have experienced a financial crisis in the past and have taken great pains to strengthen their balance sheet and improve their financial health on their own accord. They were able to obtain today's low debt ratio and a balance sheet comprising good quality assets.

The Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Fund invests. Changes in government policies cannot be predicted. However, there is more flexibility in implementing measures to stimulate the economy compared to in the past as a result of deregulation.

Currency Fluctuation. Investments by the Fund in Japanese securities will be denominated in yen and most income received by the Fund from such investments will be in yen. However, the Fund's net asset value will be reported, and distributions will be made, in US dollars. Therefore, a decline in the value of the yen relative to the US dollar could have an adverse effect on the value of the Fund's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Fund is not required to hedge against declines in the value of the yen.

Securities Markets.

Differences in accounting methods make it difficult to compare the earnings of
Japanese companies with those of companies in other countries, especially the
United States.

The Japanese securities markets are less regulated than those in the United
States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes.
Shareholders' rights are also not always enforced to the same extent as in the
United States. However, many companies have improved their shareholder return policies such as through dividend hikes.

Foreign Trade.

Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.
Especially, the trade with Asia such as China has expanded in recent years.

Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the US. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

Natural Resource Dependency.

An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in US dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits. However, water resource is rich and not only the drinking water but also the quality of water for industrial use is high.

Energy.

Japan has historically depended on oil for most of its energy requirements.
Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. As a result of these efforts, Japan is highly energy-efficient compared to other countries. However, there is no guarantee this favorable trend will continue.

Natural Disasters.

The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Fund's investments, cannot be predicted.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the
Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the
Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

DIMA, which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Directors of the
Fund, with headquarters at 345 Park Avenue, New York, New York, DIMA is responsible for making the Fund's investment decisions, and for managing the
Fund's investment and business affairs, subject to the policies established by the Board. DIMA has delegated day-to-day investment management for the Fund to the Fund's sub-advisor, Deutsche Asset Management (Japan) Limited ("DeAMJ").
DeAMJ is subject to DIMA's oversight. See "Investment Sub-Advisor to the Fund"
below. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment
Management Americas Inc. and DWS Trust Company.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The portfolio manager is responsible for developing the Fund's investment strategy and is supported by a staff of economists, research analysts, traders and other investment specialists.

The portfolio manager has authority over all aspects of the Fund's investment portfolio, including, but not limited, to purchase and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

Investment Management Agreement

Pursuant to the investment management agreement between the Corporation and DIMA the ("Investment Management Agreement"), the Advisor is responsible for providing continuing investment management of the assets of the Fund. The
Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the
Board members, officers, and executive employees of the Fund, including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

The Board and shareholders have approved a subadvisor approval policy for the
Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the
Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the
Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the
SEC either adopting revisions to current rules (as it proposed to do in October
2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval
Policy, including any shareholder notice requirements.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of 0.850% for the first $500 million of average daily net assets,
0.835% for the next $500 million of average daily net assets, 0.820% for the next $1.0 billion of average daily net assets and 0.805% on net assets thereafter.

For the fiscal year ended August 31, 2008, the Fund paid advisory fees of
$1,022,275. For the fiscal year ended August 31, 2007, the Fund paid advisory fees of $1,806,926.

For the fiscal year ended August 31, 2006*, the Advisor waived a portion of its advisory fees aggregating $177,363 and charged the Fund advisory fees aggregating $1,414,632, which was equivalent to an annual effective rate of
0.75% of the Fund's average daily net assets. In addition, under this arrangement, the Advisor reimbursed the Fund $3,928 of other expenses.

* Prior to June 1, 2006, these fees included an administrative service fee.

In reviewing the terms of the Investment Management Agreement and in discussions with the Advisor concerning such Agreement, the Directors of the Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Investment Sub-Advisor to the Fund

On behalf of the Fund, DIMA has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with DeAMJ. DeAMJ is a registered investment advisor whose address is Sanno Park Tower, 2-11-1 Nagata-Cho, Chiyoda-ku, Tokyo,
Japan 100-6173. It is the Sub-Advisor's responsibility, under the overall supervision of DIMA, to conduct the day-to-day investment decisions of the Fund, arrange for the execution of portfolio transactions and generally manage the
Fund's investments in accordance with its investment objective, policies and restrictions. Effective December 1, 2007, DeAMJ has delegated its back office trading capability to Deutsche Asset Management (Asia) Limited, a wholly-owned subsidiary of Deutsche Bank. For these services, the Sub-Advisor receives from
DIMA and not the Fund, each quarter and as full compensation therefore, 50% of the total (net) investment advisory fee received by DIMA. The Sub-Advisor may waive a portion of the fees it receives from DIMA to DeAMJ. For the fiscal years ended August 31, 2008, 2007 and 2006, DIMA paid sub-advisory fees to DeAMJ of $
315,252, $903,463 and $717,388, respectively.

The Sub-Advisor shall not be liable to the Corporation, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

Compensation of the Portfolio Manager

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio manager in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                             Dollar Range of      Dollar Range of All DWS
Name of Portfolio Manager   Fund Shares Owned        Fund Shares Owned
-------------------------   -----------------        -----------------
Kenji Chihara                       $0                       $0

Because the fund's portfolio manager is not a resident in the US, he generally does not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for the portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. Total assets attributed to the portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                       Number of
                             Number of        Total Assets of         Investment          Total Assets of
                            Registered          Registered         Company Accounts        Performance-
                            Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager    Companies           Companies             Based Fee             Accounts
-------------------------    ---------           ---------             ---------             --------

Kenji Chihara                    0                  $0                     0                    $0

Other Pooled Investment Vehicles Managed:

                                                                      Number of Pooled
                                                                        Investment
                             Number of                               Vehicle Accounts      Total Assets of
                              Pooled          Total Assets of              with             Performance-
                            Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager    Vehicles             Vehicles              Based Fee             Accounts
-------------------------    --------             --------              ---------             --------

Kenji Chihara                    6              $22,491,557                 0                    $0

Other Accounts Managed:

                                                                                  Number of
                                                                               Other Accounts        Total Assets of
                                      Number of                                      with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Kenji Chihara                             0                   $0                     0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Fund, the Advisor, the Sub-Advisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Directors, officers of the Corporation and employees of the Advisor, Sub-Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of
Ethics. The Advisor's and Sub-Advisor's Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's and Sub-Advisor's Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's and
Sub-Advisor's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS
Investments funds, regarding allegations of improper trading of fund shares at
DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or
"FINRA") announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional
Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Prior to July 1, 2006, ICCC served as Administrator of the Fund. The
Administrative Services Appendix to the Master Services Agreement provided that the Administrator, in return for its fee, would (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of
Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e)
arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities. Under the
Administrative Services Appendix to the Master Services Agreement, the Fund paid
ICCC an annual fee based on the Fund's average daily net assets. This fee was calculated and accrued daily and the amounts of the daily accruals were paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. For the period September 1, 2005 through June 30, 2006, the administrator service fee aggregated $228,831.

Effective July 1, 2006, the Fund entered into a new administrative services agreement with the Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the
Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund's average daily net assets. For the fiscal year ended August 31, 2008, the Advisor received an administrative fee of $120,268. For the fiscal year ended August 31, 2007, the Advisor received an administrative fee of $212,580. For the period from July 1, 2006-August 31,
2006, the Advisor received an administrative fee of $34,736.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and SAI as well as other reports required to be filed by the
SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies;
monitors the valuation of portfolio securities and monitors compliance with
Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and
monitors the registration of shares under applicable federal and state law. The
Advisor also performs certain fund accounting services under the Administrative
Services Agreement. The Administrative Services Agreement provides that the
Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Advisor and Brown Brothers Harriman & Co.
("BBH"), the Advisor may delegate certain administrative functions to BBH. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor

Pursuant to a Distribution Agreement ("Distribution Agreement"), DWS Investments
Distributors, Inc. ("DIDI"), 222 South Riverside Plaza, Chicago, Illinois 60606,
an affiliate of the Advisor, is the principal underwriter and distributor for the Class S shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement continues in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement provides that the Distributor shall: (i) use reasonable efforts to sell shares upon the terms and conditions contained in the
Distribution Agreement and the Fund's then-current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of
Securities Dealers, Inc. (now the Financial Industry Regulatory Authority
("FINRA")) and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the
Fund's Board of Directors and the Fund's Articles of Incorporation; and (v)
provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. The Distributor shall devote reasonable time and effort to effect sales of shares but shall not be obligated to sell any specific number of shares. The services of the Distributor are not exclusive and the Distributor shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of the Distributor in the absence of bad faith, willful misfeasance, or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the
Distribution Agreement. The Distribution Agreement further provides that the
Fund and the Distributor will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's
Independent Directors or by a vote of a majority of the Fund's outstanding shares of the related class or upon 60 day's written notice by the Distributor and shall automatically terminate in the event of an assignment.

Although Class S does not have a 12b-1 Plan, and the Directors have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, adopted by the Fund, notwithstanding any other provision to the contrary in the
Distribution Agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Custodian

Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street, Boston,
Massachusetts 02109, serves as the Fund's custodian pursuant to a Custodian
Agreement. Under the Custodian Agreement with the Corporation, the Custodian (i)
maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Corporation's Board of
Directors concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 or the 1940 Act.

Transfer Agent

DWS Investments Service Company ("DISC"), 210 W. 10th Street, Kansas City, MO
64105-1614, an affiliate of the Advisor, serves as transfer agent, dividend-paying agent and shareholder service agent of the Corporation on behalf of the Fund pursuant to a transfer agency agreement. Under its transfer agency agreement with the Corporation, DISC maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and causes to be distributed any dividends and distributions payable by the
Fund. DISC may be reimbursed by the Fund for its out-of-pocket expenses.

The Fund pays DISC a fee based on the size, type, and number of accounts and transactions made by shareholders.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account
(as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund.
Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc.
("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

Legal Counsel

Willkie Farr & Gallagher LLP serves as counsel to the Fund.

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as co-counsel to the Independent Directors of the Company.

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as co-counsel to the Independent Directors of the Company.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's Prospectuses and the financial statements incorporated by reference into this Statement of Additional
Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110,
independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the sub-advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Fund to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the
Advisor's staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the
Fund making the trade, and not all such information is used by the Advisor in connection with such Fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the
Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The Sub-Advisor may direct a portion of the Fund's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers on behalf of the Fund for services provided for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions. For the fiscal years ended August
31, 2008, 2007, and 2006 the Fund paid $434,359, $718,505, and $541,638 respectively.

The percentage of the Fund's commissions paid to affiliated brokers, the percentage of transactions involving commissions paid to affiliated brokers, the dollar amount of commissions paid to brokers for research services is set forth below for the fiscal year ended August 31, 2008:

                               Percentage of        Percentage of Transactions       Dollar Amount of
                            Commissions Paid to     Involving Commissions Paid     Commissions Paid to
                                 Affiliated                     to                     Brokers for
Name of Fund                      Brokers               Affiliated Brokers          Research Services
------------                      -------               ------------------          -----------------
DWS Japan Equity Fund                0%                         0%                          $0

The Fund is required to identify any securities of its "regular broker or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2008, the Fund held the following securities of its regular broker dealers:

Name of Issuer                           Value of Holdings
---------------                          -----------------
NOMURA HOLDINGS, INC.                      $763,000
SBI HOLDINGS, INC.                       $1,276,000
MITSUBISHI UFJ FINANCIAL GROUP, INC.     $2,268,000
KENEDIX, INC.                            $1,739,000

Portfolio Turnover

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in the Fund will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the
Fund, without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Fund may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

The portfolio turnover rate for the fiscal years ended August 31, 2008 and 2007 were 105% and 120%, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in the Fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund
(including any applicable sales charge) next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to
Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Investments group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA)
with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the
Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares.
Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the
Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS
Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's consistency with DWS Investments' branding and long-term strategy;
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o        The length of time the Fund's Portfolio Managers have managed the
         Fund/Strategy;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the
Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The
DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through
QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Simplified Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated
Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at:
www.dws-investments.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund prospectus.

Eligible Class S Investors

A.        The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1.      Existing shareholders of Class S shares of any DWS Fund as of
                  December 31, 2004, and household members residing at the same address.

          2.      Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class
                  AARP and Class S on July 17, 2006 and household members
                  residing at the same address.

          3.      Shareholders who have owned Class S shares continuously since
                  December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS
                  Fund.

          4.      Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock,
                  bonus, pension or profit sharing plan continuously since
                  December 31, 2004 may open a new individual account for Class
                  S shares of any DWS Fund.

          5.      Any participant who owns Class S shares of any DWS Fund
                  through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6.      Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7.      Class S shares are available to any accounts managed by the
                  Advisor, any advisory products offered by the Advisor or DIDI and to the Funds of DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

          8.      Shareholders of Class S of DWS Emerging Markets Equity Fund
                  who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17,
                  2006.

          9.      Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10.     Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of
                  Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1.      Broker-dealers, banks and registered investment advisors
                  ("RIAs") may purchase Class S shares in connection with a
                  comprehensive or "wrap" fee program or other fee based
                  program.

          2.      Any group retirement, employee stock, bonus, pension or
                  profit-sharing plans.

          3.      Persons who purchase shares as part of an investment only
                  placement in a 529 College Savings Plan.

          4.      Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $1,000 and maximum
$250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder
Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the Fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual
Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase
Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the
Fund's.

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day
("trade date").

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the
Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Automatic
Withdrawal Plan must reinvest Fund dividends.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Automatic Withdrawal Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional Shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s). Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the
Automatic Withdrawal Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling
1-800-225-5163 for Class S.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund --
Investment Class, Money Market Fund -- Investment Class, Cash Management Fund
Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc. Prime
Series, Tax-Exempt California Money Market Fund, Cash Account Trust and
Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements.
Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market
Fund is available for sale only in California.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund.
Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.       To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same class of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

If the investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholders account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the
Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)      The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, other income
         (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income).

(b)      The Fund must diversify its holdings so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the
         Fund's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US
         Government or other regulated investment companies) of any one issuer, of two or more issuers in which the Fund owns 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

(c)      The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as "qualified dividend income" in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011 and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation of Fund Distributions. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains
(that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with a lower rate applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2011. The maximum long-term capital gain rate is scheduled to return to 20% for taxable years beginning thereafter.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which a Fund is entitled are disclosed in a Fund's annual and semi-annual reports to shareholders.

For taxable years beginning before January 1, 2011, "qualified dividend income"
received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United
States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

If the aggregate qualified dividends received by the Fund during any taxable year are 95% or less of its gross income (excluding net long-term capital gain over net short-term capital loss), then only that percentage of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received
(or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. The Fund may elect for US income tax purposes to treat foreign taxes paid by it as paid by its shareholders if more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the
Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a US federal income tax deduction or as a foreign tax credit against their US federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Passive Foreign Investment Companies. Equity investments by the Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the
Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. The election must be made separately for each PFIC owned and, one made, would be effective for all subsequent tax years unless revoked with the consent of the Internal Revenue Service (the
"IRS"). Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the
Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax effects of certain transactions. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other
Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the
Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses)
realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year.
The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a
"hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments and other contractual payments made under the terms of certain swap contracts will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnership or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments
(including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount,"
including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sale as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property' held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss, if on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Under current law, the Fund serves to block unrelated business taxable income
("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the Fund if either (i) the Fund invests in real estate investment trusts ("REITs") that hold equity interests in taxable mortgage pools or residual interests in real estate mortgage investment conduits ("REMICs"), or
(ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will become subject to 100% excise tax on such UBTI.

Certain types of income received by the Fund from REITs, REMICs and taxable mortgage pools to other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3)
not be eligible for reduce US withholding for non-US shareholders even from tax treat countries; and (4) cause the Fund to be subject to tax if certain
"disqualified organizations" as defined by the Code are Fund shareholders.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the
IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-US shareholders. Dividends by the Fund paid to non-US shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-US shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distribution of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Real estate related investments such as REITs and U.S. real property holding companies may result in withholding tax on Fund distributions and liability for tax on Fund redemptions for non-U.S. shareholders.

For taxable years beginning after December 31, 2007, and before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's
"qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S.
status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of foreign taxes.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of foreign taxes.

The foregoing is only a summary of certain material US federal income tax consequences affecting the Fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter ("OTC") market as of the Value Time.
Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated
Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the security's primary exchange. With the exception of stock index futures contracts, which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock
Exchange. For stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Board's Valuation
Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's
Pricing Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of the Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member") is
c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Corporation and         Business Experience and
 Length of Time Served(7)         Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

Paul H. Schubert:                 Vice President
Jason Vazquez:                    Vice President and AML Compliance Officer
Caroline Pearson:                 Secretary
Patricia DeFilippis:              Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Fund's Board held nine (9)
meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate Governance Committee of the Fund's
Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Fund's Board performed similar functions and held six (6)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. During the calendar year 2007, the
Marketing/Distribution/Shareholder Service Committee of the Fund's Board
performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The
Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Fund's Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Expenses/Operations Committee and Valuation Committee
performed similar functions and each held nine (9) meetings and eight (8)
meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors'
conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the
Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each
Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                                               Total Compensation
                                 Aggregate Compensation          from Fund and
Name of Board Member           from DWS Japan Equity Fund      DWS Fund Complex(1)
--------------------           --------------------------      -------------------
John W. Ballantine                         $0                        $215,000
Henry P. Becton, Jr.(2)                   $497                       $200,000
Dawn-Marie Driscoll(2)(3)                 $623                       $253,000
Keith R. Fox(2)                           $500                       $203,000
Paul K. Freeman(4)                         $0                        $265,000
Kenneth C. Froewiss(2)                    $493                       $200,000
Richard J. Herring(2)                     $480                       $195,000
William McClayton(5)                       $0                        $205,000
Rebecca W. Rimel(2)                       $468                       $194,000
William N. Searcy, Jr.(2)                 $493                       $200,000
Jean Gleason Stromberg(2)                 $465                       $189,000
Robert H. Wadsworth                        $0                        $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of June 30, 2008.

                                                                  Aggregate Dollar Range of
                            Dollar Range of Beneficial       Ownership in all Funds Overseen by
                                     Ownership                          Board Member
Board Member                 in DWS Japan Equity Fund           in the DWS Fund Complex(1)
------------                 ------------------------           --------------------------
Independent Board Member:

John W. Ballantine                     None                                Over $100,000
Henry P. Becton, Jr.                   None                                Over $100,000
Dawn-Marie Driscoll                 $1-$10,000                             Over $100,000
Keith R. Fox                           None                                Over $100,000
Paul K. Freeman                        None                                Over $100,000
Kenneth C. Froewiss                    None                                Over $100,000
Richard J. Herring                     None                                Over $100,000
William McClayton                      None                                Over $100,000
Rebecca W. Rimel                       None                                Over $100,000
William N. Searcy, Jr.                 None                                Over $100,000
Jean Gleason Stromberg                 None                                Over $100,000
Robert H. Wadsworth                    None                                Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                         None                                Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                        Value of        Percent of
                            Owner and                                Securities on     Class on an
Independent              Relationship to                Title of     an Aggregate       Aggregate
Board Member               Board Member    Company        Class          Basis            Basis
------------               ------------    -------        -----          -----            -----

John W. Ballantine                           None
Henry P. Becton, Jr.                         None
Dawn-Marie Driscoll                          None
Keith R. Fox                                 None
Paul K. Freeman                              None
Kenneth C. Froewiss                          None
Richard J. Herring                           None
William McClayton                            None
Rebecca W. Rimel                             None
William N. Searcy, Jr.                       None
Jean Gleason Stromberg                       None
Robert H. Wadsworth                          None

Securities Beneficially Owned

As of November 7, 2008, the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of November 7, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Japan Equity Fund

Name and Address of Investor Ownership              Shares                  % of Total Shares
--------------------------------------              ------                  -----------------

MLPF&S FOR THE SOLE BENEFIT OF                    778,116.11                26.3% of Class A
ITS CUSTOMERS
ATTN FUND ADM (97UE8)
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                              235,485.28                7.96% of Class A
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

WELLS FARGO INVESTMENTS LLC                       231,936.21                7.84% of Class A
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
MINNEAPOLIS MN  55402-2323

CITIGROUP GLOBAL MARKETS INC                      179,223.45                6.06% of Class A
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                    145,702.44                25.48% of Class B
ITS CUSTOMERS
ATTN FUND ADM (97UE9)
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                       71,549.79                12.51% of Class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                               35,944.89                6.29% of Class B
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

MLPF&S FOR THE SOLE BENEFIT OF                    616,730.65                28.88% of Class C
ITS CUSTOMERS
ATTN FUND ADM (9E116)
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                      465,071.49                21.78% of Class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MORGAN STANLEY & CO.                              227,699.07                10.66% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

CHARLES SCHWAB & CO INC                           375,103.18                15.26% of Class S
ATTN MUTUAL FUNDS DEPARTMENT
SAN FRANCISCO CA  94104-4151

KNOTFLOAT & CO                                    183,266.89                7.46% of Class S
C/O STATE STREET BANK
BOSTON MA  02206-5496

STATE STREET BANK & TRUST CO                      160,739.75                6.54% of Class S
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                      132,539.97                5.39% of Class S
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

WILLIAM ERIC HOLZER                               130,603.53                5.31% of Class S
HO HO KUS NJ  07423-1321

ELIZABETH S DICK                                  123,592.64                5.03% of Class S
C/O E DICK SMITH
BOSTON MA  02114-4131

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Directors of the Affected Funds, against certain liabilities the Independent Directors may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Directors ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Directors to the Affected Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director's duties as a director or trustee of the Affected
Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent
Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

The Corporation was incorporated under the laws of the State of Maryland on May
22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its
Shares under the Securities Act of 1933, as amended (the "1933 Act").

Prior to August 20, 2004, DWS Japan Equity Fund invested all of its investable assets in the Japanese Equity Portfolio (the "Portfolio"), a series of DWS
Investors Portfolios Trust, a diversified open-end management investment company having the same investment objective as the Fund. Since August 20, 2004, DWS
Japan Equity Fund is now operating as a stand alone mutual fund that directly acquires and manages its own portfolio of securities. The Fund may in the future seek to achieve its investment objective by investing all of its net assets in an investment company having the same investment objective, policies and restrictions as those of the Fund.

Under the Corporation's Articles of Incorporation, the Corporation is authorized to issue Shares of common stock, par value of $.001 per share. The authorized capital stock of the Corporation consists of 17,500,000,000 shares. The Board of
Directors may increase or decrease the number of authorized Shares without shareholder approval. The Board of Directors of the Fund approved a
0.7228027-for-1 split of the Class A shares of the Fund, and a .72649047-for-1 split of the Class S shares of the Fund, which was effective November 11, 2005.

The Corporation is an open-end management investment company. Prior to May 19,
2003, the Corporation was known as Deutsche Investors Funds, Inc. Prior to March
15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to
January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May
5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. The
Corporation currently offers one fund, DWS Japan Equity Fund.

The Corporation's Articles of Incorporation provide for the establishment of separate series or separate classes of Shares by the Directors at any time without shareholder approval. The Corporation currently offers one series (DWS
Japan Equity Fund), and the Board has designated four classes of shares for the
Fund. In the event separate series or classes are established, all Shares of the
Corporation, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, each series would be treated as a separate entity. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Corporation (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

Shareholders of the Corporation do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Corporation. In such event, the remaining holders cannot elect any members of the Board of Directors of the Corporation.

There are no preemptive, conversion or exchange rights applicable to any of the
Shares. The Corporation's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Corporation, each Share is entitled to its portion of the Corporation's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

            SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of the Fund or class shall have equal rights with each other share of the Fund or class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders of the Fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the Fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular Fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Corporation.
It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

The Corporation's Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the Fund, except as otherwise required by applicable law. The Articles of
Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of the Fund or a Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Shareholders owning 25% or more of outstanding Shares may be in control of the
Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in the Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Fund is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Directors, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Fund.

As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i)
67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated August 31, 2008, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional
Information.

Other Information

The CUSIP number for Class S shares of the Fund is set forth below:

Japan Equity Fund          Class S Shares:  23339K406

The Fund has a fiscal year ending August 31.

The Fund's prospectus and this SAI omit certain information contained in the
Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the
Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C.
20549, a Registration Statement under the 1933 Act with respect to the securities of the Fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines

I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have
ISS vote their proxies in accordance with Taft Hartley voting Guidelines

------------------

(1)      For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.     POLICIES

1.       Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i)      adopting, monitoring and updating guidelines, attached as Exhibit A
         (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)     voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of
         AM's clients; and

(iii)    monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.       Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within Deutsche
Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms
(i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------------

(2)      The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o        The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
         Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.
The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A.       Procedures to Address Conflicts of Interest and Improper Influence
         ------------------------------------------------------------------

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

-----------------------

(3)      As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4)      The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche
Bank outside of the Private Client and Asset Management division ("PCAM")
regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of
Interest Management Sub-Committee. The Conflicts of Interest Management
Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of
Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest
Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee
may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of
Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management
Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest
Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy
Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor
Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies
         ----------------------------------------------------

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest
         -------------------------------------------------

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o        Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from
         CIB, and information barriers between AM and other affiliates.
         Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any
         Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Bank Americas Confidential and Inside
Information Policy, the Deutsche Asset Management Code of Ethics, the
Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code
of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o        AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o        The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         --       The proxy statement (and any additional solicitation
                  materials) and relevant portions of annual statements.
         --       Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
         --       Analyst worksheets created for stock option plan and share increase analyses.
         --       Proxy Edge print-screen of actual vote election.

o        AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and
         will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o        The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o        With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         --       The name of the issuer of the portfolio security;
         --       The exchange ticker symbol of the portfolio security (if
                  symbol is available through reasonably practicable means);
         --       The Council on Uniform Securities Identification Procedures
                  number for the portfolio security (if the number is available through reasonably practicable means);
         --       The shareholder meeting date;
         --       A brief identification of the matter voted on;
         --       Whether the matter was proposed by the issuer or by a security holder;
         --       Whether the company cast its vote on the matter;
         --       How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
                  and
         --       Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records
Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                  Attachment A - Global Proxy Voting Guidelines

   I     Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on
                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on
                  Multiple Boards

         J        Proposals to Establish Audit Committees

   II    Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

   III   Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

   IV    Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

   V     Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

   VI    Mergers & Acquisitions

   VII   Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

   VIII  Environmental Issues

   IX    Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1.       "For" proposals that require that a certain percentage (majority up to
         66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.       "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.       "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5.       "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as `independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1.       "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.       "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.       Proposals to Restrict Supervisory Board Members Service on Multiple
         Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.       "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.       "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for"
a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest.
Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a)       The company has a five year return on investment greater than the relevant industry index,

b)       All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)       No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)      The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)      The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)      The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2.       Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange
         Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o        the election of board members with positions on either remuneration or audit committees;

o        the election of supervisory board members with too many supervisory board mandates;

o        "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o        directly align the interests of members of management boards with those of shareholders;

o        establish challenging performance criteria to reward only above average performance;

o        measure performance by total shareholder return in relation to the market or a range of comparable companies;

o        are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in
AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the
Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1.       AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.       AM policy is also to vote "against" proposals to adopt the Mac Bride
         Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the
Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1.       AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2.       AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1.       AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.       AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.       AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1.       AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.       Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a
AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end)
investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                      APPENDIX B -- RATINGS OF INVESTMENTS

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES  -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

  AUGUST 31, 2008

Annual Report to Shareholders

DWS Japan Equity Fund

Contents

4 Performance Summary

11 Information About Your Fund's Expenses

13 Portfolio Management Review

19 Portfolio Summary

22 Investment Portfolio

26 Financial Statements

30 Financial Highlights

34 Notes to Financial Statements

42 Report of Independent Registered Public Accounting Firm

43 Tax Information

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Directors and Officers

53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. This fund is subject to stock market risk. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.52%, 2.32% and 2.26% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B shares prior to its inception on August 10, 1998 and for Class C shares prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of DWS Japan Equity Fund and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any differences in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/08
DWS Japan Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	-22.07%	.13%	6.45%	8.24%
Class B	-22.70%	-.65%	5.62%	7.28%
Class C	-22.67%	-.61%	5.66%	7.45%
TOPIX Index+	-15.28%	1.65%	7.42%	5.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 8/31/08	$ 9.94	$ 9.67	$ 9.68
8/31/07	$ 14.86	$ 14.62	$ 14.63
Distribution Information: Twelve Months as of 8/31/08: Capital Gain Distributions**	$ 1.93	$ 1.93	$ 1.93
** Includes $0.06 of a tax return of capital.
Class A Lipper Rankings — Japanese Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	18	of	47	38
3-Year	6	of	26	23
5-Year	7	of	23	30
10-Year	2	of	11	17

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Japan Equity Fund — Class A [] TOPIX Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/08
DWS Japan Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,345	$9,461	$12,882	$20,802
	Average annual total return	-26.55%	-1.83%	5.20%	7.60%
Class B	Growth of $10,000	$7,531	$9,676	$13,059	$20,190
	Average annual total return	-24.69%	-1.09%	5.48%	7.28%
Class C	Growth of $10,000	$7,733	$9,818	$13,167	$20,507
	Average annual total return	-22.67%	-.61%	5.66%	7.45%
TOPIX Index+	Growth of $10,000	$8,472	$10,504	$14,305	$16,388
	Average annual total return	-15.28%	1.65%	7.42%	5.06%

The growth of $10,000 is cumulative.

+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.37% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expenses related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/08
DWS Japan Equity Fund	1-Year	3-Year	5-Year	Life of Class*
Class S	-22.11%	.26%	6.63%	5.60%
TOPIX Index+	-15.28%	1.65%	7.42%	7.39%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on July 15, 2002. Index returns began on July 31, 2002.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/08	$ 9.99
8/31/07	$ 14.92
Distribution Information: Twelve Months as of 8/31/08: Capital Gains Distributions**	$ 1.93
** Includes $0.06 of a tax return of capital.
Class S Lipper Rankings — Japanese Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	47	40
3-Year	5	of	26	19
5-Year	6	of	23	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Japan Equity Fund — Class S [] TOPIX Index+

Yearly periods ended August 31
Comparative Results as of 8/31/08
DWS Japan Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$7,789	$10,079	$13,784	$13,964
	Average annual total return	-22.11%	.26%	6.63%	5.60%
TOPIX Index+	Growth of $10,000	$8,472	$10,504	$14,305	$15,426
	Average annual total return	-15.28%	1.65%	7.42%	7.39%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns began July 31, 2002.
+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2008 to August 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 905.30	$ 901.20	$ 902.10	$ 905.70
Expenses Paid per $1,000*	$ 8.43	$ 13.00	$ 12.62	$ 8.43
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,016.29	$ 1,011.46	$ 1,011.86	$ 1,016.29
Expenses Paid per $1,000*	$ 8.92	$ 13.75	$ 13.35	$ 8.92
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Japan Equity Fund	1.76%	2.72%	2.64%	1.76%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Japan Equity Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Japan Equity Fund. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of DIMA, is the subadvisor for the fund. Under DIMA's oversight, DeAMJ makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA and DeAMJ are each an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kenji Chihara

Director of Deutsche Asset Management (Japan) Limited and Portfolio Manager of the fund.

• Joined Deutsche Trust Bank in 1997 and transferred to Deutsche Asset Management (Japan) Limited in October 2005.

• Joined the fund in 2005.

• Formerly Chief Investment Officer of Deutsche Trust Bank.

• Over 21 years of investment industry experience.

• Previously served as Japanese Equity Fund Manager at Okasan Investment Management for five years and in various positions at Okasan Securities for five years prior to joining Deutsche Asset Management.

• BA, Kyushu University, Chartered Member of the Security Analysts Association of Japan.

In the following interview, the portfolio manager discusses the market environment and DWS Japan Equity Fund's strategy during the 12-month period ended August 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did Japan's economy and stock market perform during the past 12 months?

A: Japanese equities performed poorly during the annual period ended August 31, 2008, as measured by the -20.68% local currency return of the TOPIX (the fund's benchmark).1 US-based investors received a marginally better return due to the appreciation of the yen relative to the US dollar.2 At the beginning of the period, 115.73 yen were required to purchase one US dollar; by the end of the period, this number had fallen to 108.86 — signifying strength in the currency. As a result, the decline of the TOPIX moderated to -15.28% when measured in US dollar terms. It should be noted, however, that the yen began to weaken versus the dollar during the final three months of the reporting period. The result, for US investors, was an added negative on top of the exceptionally poor performance recorded by Japanese equities during this interval.

1 The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index, expressed in US dollar terms, is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

During the period, in addition to losing ground on an absolute basis, Japan lagged the -12.07% US dollar return of the Morgan Stanley Capital International (MSCI) World Index, a measure of performance for the broader global markets.3 The TOPIX also has underperformed the MSCI World Index for the three-, five- and 10-year periods.

3 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: What were the key factors affecting the performance of Japan's market?

A: Japanese equities were pressured by the same issues that weighed on financial markets throughout the world during the past 12 months. As evidence mounted that the troubles in the US housing and credit markets were leading to a meaningful slowdown in America's economy, investors began to discount the possibility that a recession in the United States would cause growth to stall worldwide. The US Federal Reserve Board (the Fed) responded by making rigorous efforts to stabilize the financial markets via large interest rate cuts and injections of liquidity into the credit markets. While these steps initially led to an improvement in market sentiment, rising inflation pressures and growing evidence of a slowdown in global economic growth led to a renewed downturn in global equities in the latter part of the period.

Local factors also played a part in Japan's poor performance. Most notable among these was the concern that the yen's powerful appreciation would dampen earnings for export-dependent companies.4 Also weighing on the market were further signs of a slowdown in Japan's economy. Industrial production remained soft, with weak automobile sales reflecting the slowdown in the US. In addition, instability in the semiconductor manufacturing sector contributed to a decline in exports of intermediate goods to Asia. The labor market also continued to worsen, leading to downturns in household consumption, department store sales and consumer confidence.

4 A more expensive currency can depress earnings by making a company's products more costly for overseas buyers, thereby crimping sales volumes.

Q: How did the fund perform?

A: Class A shares of the fund returned -22.07% during the annual period, lagging the -15.28% US dollar return of the TOPIX Index but slightly outperforming the -23.12% average return of its Lipper category, Japanese Funds. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.)

Despite the negative absolute return of the past year, we are pleased to report that the fund is in the top third of its Lipper category for the three-, five- and 10-year periods ended August 31, 2008.5

5 The Lipper Japanese Funds category consists of funds that concentrate their investments in equity securities with primary trading markets or operations in Japan. It is not possible to invest directly into a Lipper category.

Q: What were the key factors behind the fund's underperformance relative to the benchmark?

A: Both our stock selection and our sector positioning contributed negatively to performance.

With respect to sector allocations, the most notable sources of underperformance were the fund's below-benchmark weighting in the electric power/gas sector, which outperformed, and its above-benchmark weighting in the machinery sector, which lagged. On the plus side, an overweight in wholesale trade and an underweight in real estate added value.6

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of stock selection, the leading detractors were Mitsubishi Rayon* (textiles & apparels), Dowa Holdings Co., Ltd. (nonferrous metals) and Sumitomo Heavy Industries Ltd. (machinery). The largest positive contributions came from holdings in Alpen Co., Ltd. (retail trade), Seven Bank Ltd. (banks) and Hitachi Metals Ltd. (iron & steel).

Q: What notable changes did you make to the portfolio during the period?

A: The major additions to the portfolio during the past 12 months were Sony Corp. (electric appliances), TDK Corp. (electric appliances) and Mitsubishi Heavy Industries Co., Ltd. (machinery). We purchased Sony following a sharp decline in its share price, based on our expectation for strong sales volume for its Playstation 3 game consoles. TDK Corp.'s share price was volatile due to high global inventory levels for hard disk drives. We elected to take advantage of this volatility by adding to our position, reflecting our view that inventory adjustments will likely lead to a more favorable environment in the months ahead. Mitsubishi Heavy Industries, meanwhile, was hurt by the large short-term development costs associated with the production of a new line of airplanes. However, we believe this issue obscured the growth potential of its business, including gas turbines, coal gasification and ocean windmills.

Notable sells were Matsuda Sangyo Co., Ltd. (wholesale trade), Ube Industries (chemicals)* and Shinko Electric Industries Co., Ltd. (electric appliances). Matsuda Sangyo's share price had increased in response to a rise in precious metal prices, and took profits in the majority of the position. Similarly, we sold the fund's position in Ube after its share price rose following an upward revision to its earnings estimates. We elected to sell a majority of the position in Shinko after the company reported negative earnings for the first half of the year and revised its earnings forecast downward.

* Not held in the portfolio as of August 31, 2008.

Q: Do you have any closing thoughts for investors?

A: Believing the Japanese market will remain under pressure from developments overseas, we are maintaining a cautious outlook. Slowing US growth and rising inflation are both issues that represent potential headwinds to performance. Geopolitical risks are also a factor given the emergence of the conflict between Georgia and Russia. On the plus side, however, an acceleration of cost-cutting initiatives by Japanese corporations represents a positive driver for long-term earnings results. In addition, the push for better corporate governance — which has been at a lull for some time — seems to be regaining vigor. Another key consideration, in our view, is that although credit risk has risen among the small- and medium-sized property developers and construction firms in Japan, financial institutions have acted swiftly and have not overextended themselves in lending them more money. We therefore believe the negative impact of the difficulties in Japan's property sector likely will stay contained. Despite our overall caution, we remain on the lookout for opportunities to use market weakness to add to our favored positions at attractive valuations.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/08	8/31/07

Common Stocks	98%	100%
Cash Equivalents	2%	—
	100%	100%
Sector Diversification (As a % of Common Stocks)	8/31/08	8/31/07

Industrials	22%	20%
Materials	20%	20%
Consumer Discretionary	18%	15%
Information Technology	16%	16%
Financials	15%	22%
Health Care	4%	2%
Energy	2%	2%
Telecommunication Services	2%	2%
Consumer Staples	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2008 (26.1% of Net Assets)
1. Toyota Motor Corp. Manufacturer of diversified automotive products	3.4%
2. Shin-Etsu Chemical Co., Ltd. Produces and distributes synthetic resins and other chemical products	3.0%
3. Sumitomo Mitsui Financial Group, Inc. A holding company that provides commercial banking and other financial services	3.0%
4. Mitsui & Co., Ltd. Operator of small trading company	2.9%
5. Sumitomo Chemical Co., Ltd. Manufacturer of chemical products	2.5%
6. Mitsubishi UFJ Financial Group, Inc. Provider of a variety of financial and investment services	2.5%
7. Mitsubishi Heavy Industries Ltd. Is a comprehensive heavy machinery maker	2.3%
8. Komatsu Ltd. Manufacturer of construction machinery	2.3%
9. Mitsui O.S.K. Lines Ltd. Provider of marine transportation	2.1%
10. Nippon Mining Holdings, Inc. Provider of non-ferrous metals, petroleum and electronic materials	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2008

	Shares	Value ($)

Common Stocks 98.3%
Consumer Discretionary 18.0%
Auto Components 0.7%
Denso Corp.	24,100	623,049
Automobiles 5.9%
Daihatsu Motor Co., Ltd.	38,000	468,926
Isuzu Motors Ltd.	478,000	1,796,160
Toyota Motor Corp.	69,100	3,097,324
		5,362,410
Household Durables 3.6%
Makita Corp.	56,300	1,453,679
Sony Corp.	48,300	1,849,427
		3,303,106
Leisure Equipment & Products 1.1%
Shimano, Inc.	24,300	989,955
Media 1.0%
Daiichikosho Co., Ltd.	88,300	908,630
Multiline Retail 1.3%
Ryohin Keikaku Co., Ltd.	21,700	1,163,027
Specialty Retail 4.4%
Alpen Co., Ltd.	76,900	1,471,975
NAFCO Co., Ltd.	50,800	711,188
Nitori Co., Ltd.	32,700	1,820,320
		4,003,483
Consumer Staples 0.9%
Personal Products
Kobayashi Pharmaceutical Co., Ltd.	25,100	851,053
Energy 2.1%
Oil, Gas & Consumable Fuels
Nippon Mining Holdings, Inc.	348,500	1,943,112
Financials 14.5%
Capital Markets 2.3%
Nomura Holdings, Inc.	57,300	762,819
SBI Holdings, Inc.	7,109	1,276,239
		2,039,058
Commercial Banks 7.1%
Mitsubishi UFJ Financial Group, Inc.	297,800	2,267,817
Seven Bank Ltd.	594	1,518,667
Sumitomo Mitsui Financial Group, Inc.	441	2,683,164
		6,469,648
Consumer Finance 0.3%
ORIX Corp.	2,220	272,968
Insurance 2.9%
T&D Holdings, Inc.	23,050	1,202,673
Tokio Marine Holdings, Inc.	42,900	1,457,119
		2,659,792
Real Estate Management & Development 1.9%
Kenedix, Inc.	3,018	1,739,238
Health Care 3.9%
Health Care Equipment & Supplies 0.4%
Olympus Corp.	11,000	356,240
Pharmaceuticals 3.5%
Daiichi Sankyo Co., Ltd.	61,800	1,866,914
Eisai Co., Ltd.	33,600	1,337,108
		3,204,022
Industrials 21.6%
Commercial Services & Supplies 0.0%
Matsuda Sangyo Co., Ltd.	380	8,454
Electrical Equipment 1.5%
Mitsubishi Electric Corp.	157,000	1,338,248
Machinery 9.9%
Hitachi Zosen Corp.*	594,500	633,909
IHI Corp.	77,000	131,048
Komatsu Ltd.	97,900	2,054,881
Kurita Water Industries Ltd.	45,200	1,468,769
Mitsubishi Heavy Industries Ltd.	440,000	2,101,052
Sumitomo Heavy Industries Ltd.	214,000	1,035,571
Tadano Ltd.	201,000	1,543,885
		8,969,115
Marine 3.1%
Kawasaki Kisen Kaisha Ltd.	122,000	869,767
Mitsui O.S.K. Lines Ltd.	164,000	1,951,376
		2,821,143
Road & Rail 1.3%
Hamakyorex Co., Ltd.	55,600	1,164,974
Trading Companies & Distributors 5.8%
Mitsubishi Corp.	45,100	1,248,961
Mitsui & Co., Ltd.	152,000	2,609,605
Sumitomo Corp.	117,700	1,468,836
		5,327,402
Information Technology 15.3%
Computers & Peripherals 1.5%
Mitsumi Electric Co., Ltd.	6,600	177,028
Toshiba Corp.	214,000	1,198,515
		1,375,543
Electronic Equipment, Instruments & Components 7.1%
HOYA Corp.	68,400	1,389,789
Iriso Electronics Co., Ltd.	79,900	935,755
Nidec Corp.	26,100	1,758,792
Nippon Electric Glass Co., Ltd.	96,000	1,279,279
TDK Corp.	18,300	1,058,260
		6,421,875
Internet Software & Services 1.9%
Yahoo! Japan Corp.	4,341	1,667,522
IT Services 2.4%
NS Solutions Corp.	68,900	1,111,294
Otsuka Corp.	15,100	1,085,217
		2,196,511
Semiconductors & Semiconductor Equipment 2.4%
Disco Corp.	14,500	537,115
Micronics Japan Co., Ltd.	64,800	1,352,175
Shinko Electric Industries Co., Ltd.	23,000	320,419
		2,209,709
Materials 20.1%
Chemicals 11.5%
Hitachi Chemical Co., Ltd.	68,100	1,236,133
JSR Corp.	91,100	1,558,026
Nitto Denko Corp.	34,700	1,043,374
Shin-Etsu Chemical Co., Ltd.	48,600	2,711,102
Sumitomo Chemical Co., Ltd.	372,000	2,272,894
Taiyo Ink Manufacturing Co., Ltd.	81,800	1,588,667
		10,410,196
Metals & Mining 8.6%
Dowa Holdings Co., Ltd.	306,000	1,706,765
Hitachi Metals Ltd.	107,000	1,598,440
JFE Holdings, Inc.	28,800	1,211,257
Nippon Steel Corp.	96,000	453,998
Osaka Steel Co., Ltd.	30,200	385,686
Pacific Metals Co., Ltd.	77,000	492,015
Sumitomo Metal Industries Ltd.	184,000	815,285
Sumitomo Metal Mining Co., Ltd.	89,000	1,138,069
		7,801,515
Telecommunication Services 1.9%
Wireless Telecommunication Services
KDDI Corp.	294	1,711,007
Total Common Stocks (Cost $106,269,893)		89,312,005

Warrants 0.1%
Materials
Dowa Holdings Co., Ltd., Expiration Date 1/29/2010* (Cost $0)	270,000	61,042

Cash Equivalents 1.9%
Cash Management QP Trust, 2.44% (a) (Cost $1,708,295)	1,708,295	1,708,295
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $107,978,188)+	100.3	91,081,342
Other Assets and Liabilities, Net	(0.3)	(287,902)
Net Assets	100.0	90,793,440
* Non-income producing security.
+ The cost for federal income tax purposes was $113,470,201. At August 31, 2008, net unrealized depreciation for all securities based on tax cost was $22,388,859. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,582,755 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,971,614.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2008
Assets
Investments: Investments in securities, at value (cost $106,269,893)	$ 89,373,047
Investment in Cash Management QP Trust (cost $1,708,295)	1,708,295
Total investments, at value (cost $107,978,188)	91,081,342
Foreign currency, at value (cost $461)	461
Receivable for investments sold	802,448
Receivable for Fund shares sold	33,764
Dividends receivable	28,690
Interest receivable	4,865
Other assets	42,546
Total assets	91,994,116
Liabilities
Payable for investments purchased	770,013
Payable for Fund shares redeemed	77,016
Accrued management fee	65,631
Other accrued expenses and payables	288,016
Total liabilities	1,200,676
Net assets, at value	$ 90,793,440
Net Assets Consist of
Accumulated net investment loss	(428,257)
Net unrealized appreciation (depreciation) on: Investments	(16,896,846)
Foreign currency	15
Accumulated net realized gain (loss)	(15,058,571)
Paid-in capital	123,177,099
Net assets, at value	$ 90,793,440

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($37,218,900 ÷ 3,743,627 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 9.94
Maximum offering price per share (100 ÷ 94.25 of $9.94)	$ 10.55

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,256,815 ÷ 647,247 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 9.67

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,007,433 ÷ 2,480,754 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 9.68
Class S Net Asset Value, offering and redemption price(a) per share ($23,310,292 ÷ 2,333,595 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 9.99
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $143,890)	$ 1,950,132
Interest — Cash Management QP Trust	44,836
Interest	162
Total Income	1,995,130
Expenses: Management fee	1,022,275
Administration fee	120,268
Services to shareholders	331,684
Distribution and service fees	538,844
Custodian fee	118,854
Professional fees	101,726
Director's fees and expenses	6,623
Reports to shareholders	94,138
Registration fees	60,748
Other	62,094
Total expenses before expense reductions	2,457,254
Expense reductions	(519)
Total expenses after expense reductions	2,456,735
Net investment income (loss)	(461,605)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(9,672,166)
Foreign currency	(178,938)
(9,851,104)
Change in net unrealized appreciation (depreciation) on: Investments	(16,744,120)
Foreign currency	(15,315)
(16,759,435)
Net gain (loss)	(26,610,539)
Net increase (decrease) in net assets resulting from operations	$ (27,072,144)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2008	2007
Operations: Net investment income (loss)	$ (461,605)	$ (1,134,968)
Net realized gain (loss)	(9,851,104)	14,227,312
Change in net unrealized appreciation (depreciation)	(16,759,435)	(8,138,410)
Net increase (decrease) in net assets resulting from operations	(27,072,144)	4,953,934
Distributions to shareholders from: Net realized gains: Class A	(6,369,881)	(10,473,863)
Class B	(1,370,861)	(2,089,328)
Class C	(5,361,305)	(8,801,967)
Class S	(4,038,542)	(11,467,649)
Tax return of capital: Class A	(203,953)	—
Class B	(43,893)	—
Class C	(171,660)	—
Class S	(129,307)	—
Total distributions	(17,689,402)	(32,832,807)
Fund share transactions: Proceeds from shares sold	46,935,796	103,663,537
Reinvestment of distributions	13,251,150	25,949,493
Cost of shares redeemed	(127,367,907)	(106,757,623)
Redemption fees	3,108	10,210
Net increase (decrease) in net assets from Fund share transactions	(67,177,853)	22,865,617
Increase (decrease) in net assets	(111,939,399)	(5,013,256)
Net assets at beginning of period	202,732,839	207,746,095
Net assets at end of period (including accumulated net investment loss of $428,257 and $18,484, respectively)	$ 90,793,440	$ 202,732,839

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008	2007	2006[f]	2005[f]	2004[f]
Selected Per Share Data
Net asset value, beginning of period	$ 14.86	$ 17.18	$ 14.65	$ 13.67	$ 11.72
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.06)	(.06)	(.03)	(.08)
Net realized and unrealized gain (loss)	(2.98)	.52	3.79	2.23	2.03
Total from investment operations	(2.99)	.46	3.73	2.20	1.95
Less distributions from: Net realized gains	(1.87)	(2.78)	(1.20)	(1.22)	—
Tax return of capital	(.06)	—	—	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(1.22)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 9.94	$ 14.86	$ 17.18	$ 14.65	$ 13.67
Total Return (%)[b]	(22.07)	2.66[c]	25.48[c]	16.72[c]	16.65[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	57	70	30	29
Ratio of expenses before expense reductions (%)	1.74	1.52	1.53	1.79	2.10[d]
Ratio of expenses after expense reductions (%)	1.74	1.52	1.42	1.40	1.40[d]
Ratio of net investment income (loss) (%)	(.08)	(.36)	(.37)	(.25)	(.65)
Portfolio turnover rate (%)	105	120	105	60	109[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[f] On November 11, 2005, the Fund implemented a .7228027-for-1 reverse stock split to realign net asset value per share with Class B and Class C. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .7228027 shares for every one share owned and net asset value per share increased correspondingly.
* Amount is less than $.005.

Class B Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.62	$ 17.07	$ 14.66	$ 13.47	$ 11.63
Income (loss) from investment operations: Net investment income (loss)[a]	(.11)	(.18)	(.19)	(.17)	(.19)
Net realized and unrealized gain (loss)	(2.91)	.51	3.80	2.24	2.03
Total from investment operations	(3.02)	.33	3.61	2.07	1.84
Less distributions from: Net realized gains	(1.87)	(2.78)	(1.20)	(.88)	—
Tax return of capital	(.06)	—	—	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(.88)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 9.67	$ 14.62	$ 17.07	$ 14.66	$ 13.47
Total Return (%)[b]	(22.70)	1.82[c]	24.61[c]	15.79[c]	15.82[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	12	14	8	9
Ratio of expenses before expense reductions (%)	2.61	2.32	2.28	2.54	2.85[d]
Ratio of expenses after expense reductions (%)	2.61	2.31	2.16	2.15	2.15[d]
Ratio of net investment income (loss) (%)	(.95)	(1.15)	(1.11)	(1.00)	(1.40)
Portfolio turnover rate (%)	105	120	105	60	109[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
* Amount is less than $.005.

Class C Years Ended August 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 14.63	$ 17.07	$ 14.66	$ 13.47	$ 11.63
Income (loss) from investment operations: Net investment income (loss)[a]	(.10)	(.17)	(.20)	(.17)	(.19)
Net realized and unrealized gain (loss)	(2.92)	.51	3.81	2.24	2.03
Total from investment operations	(3.02)	.34	3.61	2.07	1.84
Less distributions from: Net realized gains	(1.87)	(2.78)	(1.20)	(.88)	—
Tax return of capital	(.06)	—	—	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(.88)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 9.68	$ 14.63	$ 17.07	$ 14.66	$ 13.47
Total Return (%)[b]	(22.67)	1.89[c]	24.61[c]	15.79[c]	15.82[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	49	59	16	16
Ratio of expenses before expense reductions (%)	2.55	2.26	2.27	2.54	2.85[d]
Ratio of expenses after expense reductions (%)	2.55	2.25	2.17	2.15	2.15[d]
Ratio of net investment income (loss) (%)	(.89)	(1.09)	(1.12)	(1.00)	(1.40)
Portfolio turnover rate (%)	105	120	105	60	109[e]
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
* Amount is less than $.005.

Class S Years Ended August 31,	2008	2007	2006[e]	2005[e]	2004[e]
Selected Per Share Data
Net asset value, beginning of period	$ 14.92	$ 17.22	$ 14.65	$ 13.63	$ 11.66
Income (loss) from investment operations: Net investment income (loss)[a]	(.02)	(.03)	(.01)	.01	(.04)
Net realized and unrealized gain (loss)	(2.98)	.51	3.78	2.22	2.01
Total from investment operations	(3.00)	.48	3.77	2.23	1.97
Less distributions from: Net realized gains	(1.87)	(2.78)	(1.20)	(1.21)	—
Tax return of capital	(.06)	—	—	—	—
Total distributions	(1.93)	(2.78)	(1.20)	(1.21)	—
Redemption fees*	.00	.00	.00	.00	.00
Net asset value, end of period	$ 9.99	$ 14.92	$ 17.22	$ 14.65	$ 13.63
Total Return (%)	(22.11)	2.85[b]	25.81[b]	17.01[b]	16.88[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	85	65	41	38
Ratio of expenses before expense reductions (%)	1.76	1.37	1.28	1.54	1.85[c]
Ratio of expenses after expense reductions (%)	1.76	1.37	1.16	1.15	1.15[c]
Ratio of net investment income (loss) (%)	(.10)	(.21)	(.11)	.00	(.40)
Portfolio turnover rate (%)	105	120	105	60	109[d]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[d] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[e] On November 11, 2005, the Fund implemented a .72649047-for-1 reverse stock split to realign net asset value per share with Class B and Class C. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received ..72649047 shares for every one share owned and net asset value per share increased correspondingly.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Japan Equity Fund (the "Fund") is a diversified series of DWS Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation. On August 20, 2004, the Japanese Equity master-feeder structure was dissolved and converted to a stand-alone fund. Certain ratio results from activity prior to this conversion for the year ended August 31, 2004 are included in the Financial Highlights.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

From November 1, 2007 through August 31, 2008, the Fund incurred approximately $9,935,000 of net realized capital losses and approximately $60,000 of net currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Unrealized appreciation (depreciation) on investments	$ (22,388,859)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended August 31,
	2008	2007
Distributions from ordinary income*	$ 3,245,367	$ 12,316,291
Distributions from long-term capital gains	$ 13,895,222	$ 20,516,516
Tax return of capital	$ 548,813	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $129,620,035 and $216,654,726, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.850%
Next $500 million of such net assets	.835%
Next $1.0 billion of such net assets	.820%
Over $2.0 billion of such net assets	.805%

Accordingly, for the year ended August 31, 2008, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.850% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2008, the Advisor received an Administration Fee of $120,268, of which $7,811 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2008
Class A	$ 41,719	$ 9,374
Class B	11,360	2,632
Class C	20,465	3,946
Class S	42,595	7,830
	$ 116,139	$ 23,782

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2008
Class B	65,553	3,869
Class C	261,509	15,556
	$ 327,062	$ 19,425

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2008	Annual Effective Rate
Class A	$ 104,160	$ 4,959.24%
Class B	21,611	210.25%
Class C	86,011	—	.25%
	$ 211,782	$ 5,169

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2008 aggregated $7,734.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2008, the CDSC for Class B and C shares aggregated $45,486 and $13,340, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2008, DIDI received $10,070 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,638, of which $17,577 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended August 31, 2008, the Fund paid its allocated portion of the retirement benefit of $519 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,209,750	$ 26,444,417	2,018,753	$ 31,460,991
Class B	66,553	783,128	145,643	2,235,061
Class C	466,990	5,803,691	1,319,846	20,246,272
Class S	1,156,330	13,904,560	3,189,596	49,721,213
		$ 46,935,796		$ 103,663,537
Shares issued to shareholders in reinvestment of distributions
Class A	373,298	$ 4,375,056	484,532	$ 7,205,001
Class B	79,426	911,013	98,849	1,454,078
Class C	341,818	3,920,650	409,060	6,017,275
Class S	343,039	4,044,431	755,572	11,273,139
		$ 13,251,150		$ 25,949,493
Shares redeemed
Class A	(2,656,065)	$ (32,350,882)	(2,757,995)	$ (43,201,882)
Class B	(297,296)	(3,495,960)	(251,658)	(3,917,151)
Class C	(1,680,414)	(20,527,138)	(1,831,026)	(28,386,735)
Class S	(4,883,490)	(70,993,927)	(2,004,894)	(31,251,855)
		$ (127,367,907)		$ (106,757,623)
Redemption fees		$ 3,108		$ 10,210
Net increase (decrease)
Class A	(73,017)	$ (1,530,353)	(254,710)	$ (4,528,779)
Class B	(151,317)	(1,801,819)	(7,166)	(227,974)
Class C	(871,606)	(10,802,594)	(102,120)	(2,122,776)
Class S	(3,384,121)	(53,043,087)	1,940,274	29,745,146
		$ (67,177,853)		$ 22,865,617

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Investors Funds, Inc. and the Shareholders of DWS Japan Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Japan Equity Fund (the "Fund") at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 27, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $1.54 per share from net long-term capital gains during its year ended August 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,098,000 as capital gain dividends for its year ended August 31, 2008, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $143,890 and earned $143,890 of foreign source income during the year ended August 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended August 31, 2008.

For federal Income tax purposes, the Fund designates $2,303,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of August 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	FJEAX	FJEBX	FJECX	FJESX
CUSIP Number	23339K 109	23339K 208	23339K 307	23339K 406
Fund Number	460	660	760	2369

STATEMENT OF ADDITIONAL INFORMATION

DWS INTERNATIONAL FUND, INC.

DWS INTERNATIONAL VALUE OPPORTUNITIES FUND

345 Park Avenue

New York, NY 10154

[                    ], 2009

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [                    ], 2009 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of DWS Japan Equity Fund, a series of DWS Investors Funds, Inc. (“Japan Equity Fund”), to be held on June 19, 2009. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 (Class A and C shares) or 1-800-728-3337 (Class S shares), or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS International Value Opportunities Fund (“International Value Fund”) is contained in the statement of additional information, dated December 1, 2008, as supplemented from time to time, for Class A and Class C shares of International Value Fund and in the statement of additional information dated December 1, 2008, as supplemented from time to time, for Class S shares of International Value Fund, copies of which are attached to this Merger SAI. The audited financial statements and related Independent Registered Public Accounting Firm’s report for International Value Fund contained in the Annual Report to Shareholders for the fiscal year ended August 31, 2008 is incorporated herein by reference.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of International Value Fund as if the merger had been consummated on February 28, 2009.

The date of this Merger SAI is [                ], 2009.

Pro Forma

Portfolio of Investments

as of February 28, 2009

	DWS International Value Opportunities Fund Shares	DWS Japan Equity Fund Shares **	Combined Pro Forma Shares	DWS International Value Opportunities Fund Value ($)	DWS Japan Equity Fund Value ($) **	Combined Pro Forma Value ($)
Common Stocks 98.0%
Denmark 0.9%
A P Moller-Maersk A/S “B”	50	—	50	234,515	—	234,515
Danisco A/S	7,000	—	7,000	245,868	—	245,868

(Cost $859,941, $0, $859,941 respectively)				480,383	—	480,383

Finland 0.2%
Nokia Oyj (Cost $260,246, $0, $ 260,246 respectively)	10,000	—	10,000	94,192	—	94,192
France 2.0%
Compagnie de Saint-Gobain	9,000	—	9,000	208,741	—	208,741
France Telecom SA	14,000	—	14,000	315,822	—	315,822
PagesJaunes Groupe	10,267	—	10,267	87,456	—	87,456
Sanofi-Aventis SA	3,000	—	3,000	155,041	—	155,041
Total SA	5,000	—	5,000	236,610	—	236,610

(Cost $1,140,815, $0, $1,140,815 respectively)				1,003,670	—	1,003,670

Germany 5.6%
Allianz SE (Registered)	3,500	—	3,500	237,092	—	237,092
Bayer AG	4,000	—	4,000	192,649	—	192,649
Custodia Holding AG	60	—	60	34,221	—	34,221
Daldrup & Soehne AG*	5,000	—	5,000	141,324	—	141,324
Deutsche Boerse AG	4,000	—	4,000	183,962	—	183,962
Deutsche Postbank AG	29,010	—	29,010	322,262	—	322,262
Deutsche Telekom AG (Registered)	25,000	—	25,000	302,648	—	302,648
E.ON AG	5,000	—	5,000	128,543	—	128,543
INTERSEROH SE	4,700	—	4,700	208,424	—	208,424
Merck KGaA	2,000	—	2,000	150,068	—	150,068
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,000	—	2,000	245,365	—	245,365
Norddeutsche Affinerie AG	5,000	—	5,000	125,780	—	125,780
Siemens AG (Registered)	3,000	—	3,000	152,893	—	152,893
Vossloh AG	3,000	—	3,000	283,826	—	283,826
VTG AG*	23,000	—	23,000	156,853	—	156,853

(Cost $4,407,592, $0, $4,407,592 respectively)				2,865,910	—	2,865,910

Hong Kong 1.3%
CLP Holdings Ltd.	40,000	—	40,000	295,871	—	295,871
HongKong Electric Holdings Ltd.	60,000	—	60,000	369,312	—	369,312

(Cost $685,064, $0, $685,064 respectively)				665,183	—	665,183

Italy 0.8%
Eni SpA	9,000	—	9,000	179,784	—	179,784
Impregilo SpA*	75,000	—	75,000	208,443	—	208,443

(Cost $535,694, $0, $535,694 respectively)				388,227	—	388,227

See Notes to the Pro Forma Financial Statements

Pro Forma

Portfolio of Investments

as of February 28, 2009

	DWS International Value Opportunities Fund Shares	DWS Japan Equity Fund Shares **	Combined Pro Forma Shares	DWS International Value Opportunities Fund Value ($)	DWS Japan Equity Fund Value ($) **	Combined Pro Forma Value ($)
Japan 78.9%
Alpen Co., Ltd.	—	25,900	25,900	—	412,295	412,295
Astellas Pharma, Inc.	—	15,700	15,700	—	521,111	521,111
Bridgestone Corp.	—	58,200	58,200	—	784,663	784,663
Chubu Electric Power Co., Inc.	—	37,100	37,100	—	915,913	915,913
Daihatsu Motor Co., Ltd.	—	80,000	80,000	—	603,965	603,965
Daiichi Sankyo Co., Ltd.	—	36,000	36,000	—	572,313	572,313
Daiichikosho Co., Ltd.	—	25,800	25,800	—	243,816	243,816
Dowa Holdings Co., Ltd.	—	130,000	130,000	—	400,072	400,072
East Japan Railway Co.	—	16,000	16,000	—	949,147	949,147
Eisai Co., Ltd.	—	26,500	26,500	—	813,230	813,230
FANUC Ltd.	2,500	—	2,500	162,506	—	162,506
Fast Retailing Co., Ltd.	—	6,400	6,400	—	641,362	641,362
Hitachi Chemical Co., Ltd.	—	60,500	60,500	—	608,591	608,591
Hitachi Metals Ltd.	—	45,000	45,000	—	256,614	256,614
Hitachi Zosen Corp.*	—	279,500	279,500	—	226,314	226,314
HOYA Corp.	—	48,100	48,100	—	870,571	870,571
Japan Tobacco, Inc.	—	339	339	—	803,072	803,072
JFE Holdings, Inc.	—	28,000	28,000	—	602,935	602,935
JSR Corp.	—	44,400	44,400	—	518,931	518,931
KDDI Corp.	—	150	150	—	782,717	782,717
Komatsu Ltd.	15,000	54,100	69,100	153,746	554,509	708,255
Konica Minolta Holdings, Inc.	—	66,000	66,000	—	499,850	499,850
Kubota Corp.	—	81,000	81,000	—	384,813	384,813
Kurita Water Industries Ltd.	—	32,600	32,600	—	549,796	549,796
Makita Corp.	—	19,500	19,500	—	381,101	381,101
Matsuda Sangyo Co., Ltd.	—	37,600	37,600	—	409,918	409,918
Mitsubishi Corp.	—	47,200	47,200	—	590,627	590,627
Mitsubishi Electric Corp.	—	112,000	112,000	—	443,049	443,049
Mitsubishi Heavy Industries Ltd.	—	278,000	278,000	—	774,321	774,321
Mitsubishi UFJ Financial Group, Inc.	—	198,500	198,500	—	902,757	902,757
Mitsui & Co., Ltd.	—	99,000	99,000	—	908,125	908,125
Mitsui O.S.K. Lines Ltd.	—	119,000	119,000	—	606,199	606,199
NAFCO Co., Ltd.	—	20,600	20,600	—	218,220	218,220
Nidec Corp.	—	23,200	23,200	—	960,510	960,510
Nippon Electric Glass Co., Ltd.	—	49,000	49,000	—	315,257	315,257
Nippon Mining Holdings, Inc.	—	112,000	112,000	—	385,846	385,846
Nitori Co., Ltd.	—	19,150	19,150	—	1,015,932	1,015,932
Nitto Denko Corp.	—	24,500	24,500	—	441,655	441,655
NS Solutions Corp.	—	40,800	40,800	—	455,230	455,230
NTT Data Corp.	—	379	379	—	943,210	943,210
NTT DoCoMo, Inc.	—	588	588	—	919,828	919,828
OBIC Co., Ltd.	—	4,670	4,670	—	617,852	617,852
OJI Paper Co., Ltd.	—	217,000	217,000	—	802,370	802,370
ORIX Corp.	—	5,280	5,280	—	106,283	106,283
Otsuka Corp.	—	12,500	12,500	—	438,437	438,437

See Notes to the Pro Forma Financial Statements

Pro Forma

Portfolio of Investments

as of February 28, 2009

	DWS International Value Opportunities Fund Shares	DWS Japan Equity Fund Shares **	Combined Pro Forma Shares	DWS International Value Opportunities Fund Value ($)	DWS Japan Equity Fund Value ($) **	Combined Pro Forma Value ($)
Seven Bank Ltd.	—	281	281	—	768,994	768,994
Shimano, Inc.	—	19,100	19,100	—	622,378	622,378
Shin-Etsu Chemical Co., Ltd.	—	29,900	29,900	—	1,333,169	1,333,169
Shinko Electric Industries Co., Ltd.	—	21,000	21,000	—	192,360	192,360
Shiseido Co., Ltd.	—	60,000	60,000	—	875,747	875,747
Sony Corp.	—	19,200	19,200	—	320,676	320,676
Sumitomo Chemical Co., Ltd.	—	236,000	236,000	—	703,824	703,824
Sumitomo Corp.	—	89,800	89,800	—	748,058	748,058
Sumitomo Metal Industries Ltd.	—	148,000	148,000	—	276,118	276,118
Sumitomo Metal Mining Co., Ltd.	—	35,000	35,000	—	347,399	347,399
Sumitomo Mitsui Financial Group, Inc.	—	28,700	28,700	—	914,628	914,628
T&D Holdings, Inc.	—	15,000	15,000	—	333,749	333,749
Tadano Ltd.	—	117,000	117,000	—	467,820	467,820
Taiyo Ink Manufacturing Co., Ltd.	—	59,900	59,900	—	1,097,578	1,097,578
Takeda Pharmaceutical Co., Ltd.	—	14,900	14,900	—	601,904	601,904
The Bank of Yokohama Ltd.	—	166,000	166,000	—	704,562	704,562
Tokio Electric Power Co., Inc.	—	32,600	32,600	—	919,923	919,923
Tokio Marine Holdings, Inc.	—	30,900	30,900	—	695,948	695,948
Toyota Motor Corp.	—	33,400	33,400	—	1,066,603	1,066,603
Yahoo! Japan Corp.	—	2,873	2,873	—	828,824	828,824

(Cost $339,099, $61,909,990 and $62,249,089 respectively)				316,252	39,973,589	40,289,841

Netherlands 1.5%
Crucell NV (ADR)*	11,000	—	11,000	205,260	—	205,260
Royal Dutch Shell PLC “A”	12,000	—	12,000	265,419	—	265,419
Smit Internationale NV	3,000	—	3,000	128,885	—	128,885
TNT NV	12,000	—	12,000	174,239	—	174,239

(Cost $1,085,818, $0, $1,085,818 respectively)				773,803	—	773,803

Portugal 0.4%

Galp Energia, SGPS, SA “B” (Cost $208,154, $0, $208,154 respectively)	20,000	—	20,000	221,161	—	221,161
Russia 0.2%
Gazprom (ADR) (Cost $393,563, $0, $393,563 respectively)	7,000	—	7,000	90,930	—	90,930
South Africa 0.4%
Aquarius Platinum Ltd. (Cost $197,594, $0, $197,594 respectively)	80,000	—	80,000	194,905	—	194,905
Sweden 0.2%
Scania AB “A” (Cost $82,352, $0, $82,352 respectively)	10,692	—	10,692	78,051	—	78,051
Switzerland 1.4%
Nestle SA (Registered)	8,000	—	8,000	261,585	—	261,585
Novartis AG (Registered)	5,000	—	5,000	181,976	—	181,976
Xstrata PLC	29,000	—	29,000	286,472	—	286,472

(Cost $962,936, $0, $962,936 respectively)				730,033	—	730,033

See Notes to the Pro Forma Financial Statements

Pro Forma

Portfolio of Investments

as of February 28, 2009

	DWS International Value Opportunities Fund Shares	DWS Japan Equity Fund Shares **	Combined Pro Forma Shares	DWS International Value Opportunities Fund Value ($)	DWS Japan Equity Fund Value ($) **	Combined Pro Forma Value ($)
United Kingdom 4.0%
BG Group PLC	18,000	—	18,000	256,853	—	256,853
BT Group PLC	110,000	—	110,000	141,627	—	141,627
Centrica PLC	75,000	—	75,000	289,675	—	289,675
De La Rue PLC	12,000	—	12,000	177,270	—	177,270
GlaxoSmithKline PLC	20,000	—	20,000	305,269	—	305,269
Marks & Spencer Group PLC	65,000	—	65,000	241,936	—	241,936
Next PLC	14,000	—	14,000	233,482	—	233,482
Rio Tinto PLC	3,800	—	3,800	97,377	—	97,377
Vodafone Group PLC	170,000	—	170,000	302,194	—	302,194

(Cost $3,082,979, $0, $3,082,979 respectively)				2,045,683	—	2,045,683

United States 0.2%
Xilinx, Inc. (Cost $123,849, $0, $123,849 respectively)	7,000	—	7,000	123,760	—	123,760

Total Common Stocks (Cost $14,365,696, $61,909,990 and $76,275,686 respectively)				10,072,143	39,973,589	50,045,732

Preferred Stocks 0.7%
Germany
Eurokai KGaA	3,500	—	3,500	93,404	—	93,404
Volkswagen AG	6,000	—	6,000	270,603	—	270,603

Total Preferred Stocks (Cost $570,660, $0, $570,660 respectively)				364,007	—	364,007

Warrants 0.1%
Japan
Dowa Holdings Co., Ltd., Expiration Date 1/29/2010* (Cost $0, $0, $0 respectively)			270,000	—	38,222	38,222

Cash Equivalents 2.6%
Cash Management QP Trust, 0.85% (a)	140,072	1,183,383	1,323,455	140,072	1,183,383	1,323,455
(Cost $140,072, $1,183,383 and $1,323,455 respectively)

Total Investment Portfolio (Cost $15,076,428, $63,093,373 and $78,169,801 respectively) 101.4%				10,576,222	41,195,194	51,771,416
Other Assets and Liabilities, Net (1.4)%				344,948	(760,893)	(691,945)

Net Assets 100.0%				10,921,170	40,434,301	51,079,471

*	Non-income producing security.
ADR:	American Depositary Receipt
**	DWS Investments expects that substantially all of the portfolio assets of DWS Japan Equity Fund will be liquidated after shareholder approval and prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with DWS International Value Opportunities Fund’s current implementation of its investment objective, policies, restrictions and strategies.
(1)	Includes estimated one time pre-merger transaction costs and merger costs of $276,000, which are to be borne by DWS Japan Equity Fund, subject to the limitation described on page 27.
(a)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

See Notes to the Pro Forma Financial Statements

Pro Forma

Portfolio of Investments

as of February 28, 2009

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2009 in valuing the Funds’ investments. For information on the Funds’ policy regarding the valuation of investments, please refer to the Portfolio Valuation section in the accompanying Notes to the Pro Forma Combining Financial Statements.

	DWS International Value Opportunities Fund	DWS Japan Equity Fund	Combined Pro-Forma
Valuation Inputs	Investments in Securities	Investments in Securities	Investments in Securities
Level 1	$419,950	$0	$419,950
Level 2	10,156,272	41,156,972	51,313,244
Level 3	—	38,222	38,222
Total	$10,576,222	$41,195,194	$51,771,416

The following is a reconciliation of the Level 3 investments for which significant nobservable inputs were used in determining value at February 28, 2009.

	DWS International Value Opportunities Fund	DWS Japan Equity Fund	Combined Pro-Forma
Balance as of March 1, 2008	$0	$73,562	$73,562
Total realized gain (loss)	0	0	0
Change in unrealized appreciation (depreciation)	0	-35,340	-35,340
Net purchases (sales)	0	0	0
Net transfers in (out) of Level 3	0	0	0
Balance as of February 28, 2009	$0	$38,222	$38,222

See Notes to the Pro Forma Financial Statements

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of DWS International Value Opportunities Fund and DWS Japan Equity Fund as of February 28, 2009 giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring	Acquired	Pro Forma Adjustments(2)	Pro Forma Combined
	DWS International Value Opportunities Fund	DWS Japan Equity Fund
Net Assets
Class A	$4,808,135	$14,562,398	2,704,526	$22,075,059
Class B	$—	$2,823,198	(2,823,198)	$0
Class C	$1,444,885	$10,351,914	(70,661)	$11,726,138
Class S	$1,467,073	$12,696,791	(86,667)	$14,077,197
Institutional Class	$3,201,077	$—	—	$3,201,077
Total Net assets	$10,921,170	$40,434,301	(276,000)	$51,079,471

Shares outstanding
Class A	809,072	2,445,850	461,040	3,715,962
Class B	—	485,787	(485,787)	—
Class C	242,518	1,779,164	(54,122)	1,967,560
Class S	246,954	2,117,791	5,126	2,369,871
Institutional Class	539,096	—	—	539,096

Net Asset Value per share
Class A	$5.94	$5.95	—	$5.94
Class B		$5.81	—
Class C	$5.96	$5.82	—	$5.96
Class S	$5.94	$6.00	—	$5.94
Institutional Class	$5.94		—	$5.94

1)	Assumes the Reorganization had been consummated on February 28, 2009 and is for information purposes only. No assurance can be given as to how many shares DWS International Value Opportunities Fund will be received by the shareholders of the DWS Japan Equity Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the DWS International Value Opportunities Fund will be received by the shareholders of the DWS Japan Equity Fund that actually will be received on or after such date.
2)	Pro Forma adjustments include estimated one-time merger costs of $276,000 expected to be borne by DWS Japan Equity Fund. Pursuant to the Agreement, DWS Japan Equity Fund will bear all the expenses of the merger, including the Pre-Merger Transaction Costs, subject to the cap agreed to by DIMA. DIMA has agreed to bear all the expenses of the merger, including the Pre-Merger Transaction Costs, to the extent that the expenses of the merger exceed the estimated total one-year economic benefit expected to be realized by DWS Japan Equity Fund through the merger (please see page 27 for a description of how such estimated benefit is calculated). As of February 28, 2009, the estimated one-year economic benefit to DWS Japan Equity Fund was $295,000 and the total estimated expenses of the merger, including the Pre-Merger Transaction Costs, were $276,000. Therefore, based on estimates as of February 28, 2009, the cap agreed to by DIMA is not expected to be triggered and Japan Equity Fund is expected to bear the expenses of the merger. You should note that the above dollar amounts are only estimates and the actual merger costs borne by DWS Japan Equity Fund may be higher or lower.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

As Of February 28, 2009 (Unaudited)

	Acquiring	Acquired	Pro Forma Adjustments	Pro Forma Combined
	DWS International Value Opportunities Fund	DWS Japan Equity Fund
Investments, at value	$10,576,222	$41,195,194	$—	$51,771,416
Cash	$378,572	$—	$—	$378,572
Other assets less liabilities	$(33,624)	$(760,893)	$(276,000)	$(1,070,517)

Total Net assets	$10,921,170	$40,434,301	$(276,000)	$51,079,471

Net Assets
Class A	$4,808,135	$14,562,398	2,704,526	$22,075,059
Class B	$—	$2,823,198	(2,823,198)	$0
Class C	$1,444,885	$10,351,914	(70,661)	$11,726,138
Class S	$1,467,073	$12,696,791	(86,667)	$14,077,197
Institutional Class	$3,201,077	$—	—	$3,201,077

Total Net assets	$10,921,170	$40,434,301	$(276,000)	$51,079,471

Share Outstanding
Class A	809,072	2,445,850	461,040	3,715,962
Class B	—	485,787	(485,787)	—
Class C	242,518	1,779,164	(54,122)	1,967,560
Class S	246,954	2,117,791	5,126	2,369,871
Institutional Class	539,096	—		539,096

Net Asset Value per Share
Class A	$5.94	$5.95		$5.94
Class B		$5.81
Class C	$5.96	$5.82		$5.96
Class S	$5.94	$6.00		$5.94
Institutional Class	$5.94			$5.94

See Notes to the Pro Forma Financial Statements

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED February 28, 2009 (Unaudited)

	DWS International Value Opportunities Fund	DWS Japan Equity Fund	Pro Forma Adjustments	Pro Forma Combined
Investment Income:
Interest and dividend income	$711,379	$1,695,074	—	$2,406,453

Total Investment Income	711,379	1,695,074		2,406,453
Expenses
Management Fees	147,606	671,520	(38,421)	780,705
Services to Shareholders	20,076	239,245	—	259,321
Administration Fee	18,452	79,003	—	97,455
Custodian Fees	27,995	74,794	—	102,789
Distribution Service Fees	41,223	351,555	(43,293)	349,485
Professional Fees	94,259	100,513	(53,711)	141,061
Director’s Fees and Expenses	2,763	3,471	—	6,234
Reports to Shareholders	41,882	80,912	—	122,794
Registration Fees	61,235	92,591	—	153,826
Other Expenses	16,305	22,089	—	38,394

Total expenses before reductions	471,796	1,715,693	(135,424)	2,052,065
Expense reductions	(188,436)	(45,227)	(341,500)	(575,163)

Expenses, net	283,360	1,670,466	(476,924)	1,476,902

Net investment income (loss)	428,019	24,608	476,924	929,551

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	(5,148,064)	(32,895,479)	—	(38,043,543)
Futures	(93,028)	—	—	(93,028)
Foreign Currency	(252,548)	41,186	—	(211,362)

Net unrealized appreciation (depreciation) on:
Investments	(5,629,887)	(10,087,398)	—	(15,717,285)
Foreign currency related transactions	(36,686)	(11,164)	—	(47,850)

Net increase in net assets from operations	$(10,732,194)	$(42,928,247)	$476,924	$(53,183,517)

Notes to Pro Forma Combining Financial Statements

As of February 28, 2009 (Unaudited)

(1)	Pro forma operating expenses are based on the actual expenses of DWS International Value Opportunities Fund and DWS Japan Equity Fund with certain expenses adjusted to reflect the estimated expenses of the combined entity. The management fee has been calculated for the combined Funds based on the fee schedule in effect for DWS International Value Opportunities at the combined level of average net assets for the twelve month period ended February 28, 2009. The distribution fee has been adjusted to reflect that Class B shares of DWS Japan Equity Fund will be exchanged for Class A shares of DWS International Value Fund.

See Notes to Pro Forma Financial Statements.

Notes to Pro Forma Combining Financial Statements

February 28, 2009

These financial statements set forth the unaudited pro forma combined condensed Statement of Assets and Liabilities as of February 28, 2009, and the unaudited pro forma combined condensed Statement of Operations for the year ended February 28, 2009 for DWS International Value Opportunities Fund and DWS Japan Equity Fund, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of DWS Japan Equity Fund in exchange for shares of DWS International Value Opportunities Fund at net asset value. Shares of DWS Japan Equity Fund will, in effect, be exchanged on a federal income tax-free basis for shares of the same class of DWS International Value Fund with an equal aggregate net asset value with the exception that Class B shareholders of DWS Japan Equity Fund will receive Class A shares of DWS International Value Fund with an equal aggregate net asset value. Following the acquisition, DWS International Value Opportunities Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors/Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events that may occur between the close of the foreign exchange and the close of the New York Stock Exchange.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, effective at the beginning of the Funds’ fiscal year. Disclosure about the classification of the fair value measurements is included at the end of the Pro Forma Portfolio of Investments.

Federal Income Taxes

From November 1, 2007 through August 31, 2008, the DWS International Value Opportunities Fund incurred approximately $1,373,000 of net realized capital losses. As permitted by tax regulations, the DWS Japan Equity Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009.

From November 1, 2007 through August 31, 2008, the DWS Japan Equity Fund incurred approximately $9,935,000 of net realized capital losses and approximately $60,000 of net currency losses. As permitted by tax regulations, the DWS Japan Equity Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009, subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS International Value Opportunities Fund intends to continue to qualify as a regulated investment company.

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                  FOR CLASS A SHARES OF THE FUNDS LISTED BELOW:

                              ---------------------

 DWS Alternative Asset Allocation Plus Fund   DWS Gold & Precious Metals Fund             DWS Money Market Prime Series - DWS Cash
 DWS Balanced Fund                            DWS Growth & Income Fund                      Investment Trust
 DWS Blue Chip Fund                           DWS Health Care Fund                        DWS New York Tax-Free Income Fund
 DWS California Tax-Free Income Fund          DWS High Income Fund                        DWS RREEF Global Infrastructure Fund
 DWS Capital Growth Fund                      DWS High Income Plus Fund                   DWS RREEF Global Real Estate Securities
 DWS Climate Change Fund                      DWS Inflation Protected Plus Fund             Fund
 DWS Commodity Securities Fund                DWS Intermediate Tax/AMT Free Fund          DWS RREEF Real Estate Securities Fund
 DWS Communications Fund                      DWS International Fund                      DWS S&P 500 Index Fund
 DWS Core Fixed Income Fund                   DWS International Select Equity Fund        DWS S&P 500 Plus Fund
 DWS Core Plus Allocation Fund                DWS International Value Opportunities       DWS Select Alternative Allocation Fund
 DWS Core Plus Income Fund                      Fund                                      DWS Short Duration Fund
 DWS Disciplined Long/Short Growth Fund       DWS Japan Equity Fund                       DWS Short Duration Plus Fund
 DWS Disciplined Long/Short Value Fund        DWS Large Cap Value Fund                    DWS Short Term Municipal Bond Fund
 DWS Disciplined Market Neutral Fund          DWS Large Company Growth Fund               DWS Small Cap Core Fund
 DWS Dreman Concentrated Value Fund           DWS Latin America Equity Fund               DWS Small Cap Growth Fund
 DWS Dreman High Return Equity Fund           DWS LifeCompass 2015 Fund                   DWS Strategic Government Securities Fund
 DWS Dreman Mid Cap Value Fund                DWS LifeCompass 2020 Fund                   DWS Strategic High Yield Tax-Free Fund
 DWS Dreman Small Cap Value Fund              DWS LifeCompass 2030 Fund                   DWS Strategic Income Fund
 DWS Emerging Markets Equity Fund             DWS LifeCompass 2040 Fund                   DWS Technology Fund
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass Protect 2017 Fund           DWS US Bond Index Fund
 DWS Equity Income Fund                       DWS LifeCompass Retirement Fund             DWS Value Builder Fund
 DWS Europe Equity Fund                       DWS Managed Municipal Bond Fund
 DWS Floating Rate Plus Fund                  DWS Massachusetts Tax-Free Fund
 DWS Global Bond Fund                         DWS Micro Cap Fund
 DWS Global Opportunities Fund                DWS Mid Cap Growth Fund
 DWS Global Thematic Fund
 DWS GNMA Fund

The following information supplements disclosure in the "Exchanges" subsection under the "Purchase and Redemption of Shares" section of each fund's Statement of Additional Information:

Class A to Class S in the Same Fund Exchange Privilege. Effective May 1, 2009,
investors who have invested in Class A shares through a comprehensive or "wrap"
fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares.
Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.

               Please Retain This Supplement for Future Reference

March 27, 2009

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                             -----------------------

Cash Account Trust                           DWS Europe Equity Fund                      DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                 DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                        DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund               DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                    DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                               DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund               Fund
    Prime Series                             DWS Growth & Income Fund                    DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                        DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                        DWS S&P 500 Plus Fund
DWS Balanced Fund                            DWS High Income Plus Fund                   DWS Select Alternative Allocation Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund           DWS Short Duration Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund          DWS Short Duration Plus Fund
DWS Capital Growth Fund                      DWS International Fund                      DWS Short-Term Municipal Bond Fund
DWS Climate Change Fund                      DWS International Select Equity Fund        DWS Small Cap Core Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund  DWS Small Cap Growth Fund
DWS Communications Fund                      DWS Japan Equity Fund                       DWS Strategic Government Securities Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                    DWS Strategic High Yield Tax-Free Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund               DWS Strategic Income Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund               DWS Target 2010 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                   DWS Target 2011 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                   DWS Target 2012 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                   DWS Target 2013 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                   DWS Target 2014 Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect 2017 Fund           DWS Technology Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund             DWS U.S. Bond Index Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund               DWS Value Builder Fund
DWS EAFE(R) Equity Index Fund                  DWS Managed Municipal Bond Fund             Investors Cash Trust
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund                 Treasury Portfolio
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                          NY Tax Free Money Fund
DWS Equity 500 Index Fund                                                                Tax Free Money Fund Investment
DWS Equity Income Fund                                                                   Tax-Exempt California Money Market Fund

------------------------------------------------------------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Investments branded retirement plan platform (the
"Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York

                                       3

Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

March 17, 2009

                                       4

                          DWS INTERNATIONAL FUND, INC.

                   DWS International Value Opportunities Fund
                 Class A, Class C and Institutional Class Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2008

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses (each, a "Prospectus" and collectively, the "Prospectuses"), dated December 1, 2007 for Class A, Class C and Institutional Class shares of DWS International Value Opportunities Fund
(the "Fund"), a series of DWS International Fund, Inc. (the "Corporation"), as
amended from time to time, copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza,
Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this
Statement of Additional Information was obtained and is available along with other materials on the Securities and Exchange Commission's Internet Web site
(http://www.sec.gov).

Portions of the Annual Report to Shareholders, dated August 31, 2008, are incorporated herein by reference and are hereby deemed to be part of this
Statement of Additional Information. A copy of the Fund's Annual Report may be obtained free of charge by calling 1-800-621-1148.

This SAI is incorporated by reference into the corresponding Prospectus.

                                                                         Page
                                                                         ----

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy:

1.       The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.       The Fund may not issue senior securities, except as permitted under the
         1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.       The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4.       The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

5.       The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

6.       The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

7.       The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Directors of DWS International Fund, Inc. have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the
Corporation without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend to:

(a)      borrow money in an amount greater than 5% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(b)      enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)      purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 20% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 20% limit;

(f)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)      lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(h)      acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the
Fund's net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General

The Fund is an open-end management investment company which continuously offers and redeems shares at net asset value (less applicable sales charges or fees).
The Fund is a company of the type commonly known as a mutual fund. The Fund offers four classes of shares: Class A, Class C, Class S and Institutional
Class. Class S shares of the Fund are offered through a separate Statement of
Additional Information.

Investment Objective and Policies

The Fund seeks long-term capital appreciation, with current income as a secondary objective.

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United
States. Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the Morgan Stanley Capital
International Europe, Australia and Ear East Index ("MSCI EAFE Index"). The Fund
may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the
portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Fund's strategy. Typically, the Fund would not hold more than 20% of its net assets in emerging markets. In implementing this overall strategy, the Fund may experience a high portfolio turnover rate. The Fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

The Fund invests for the long term. The portfolio managers employ a value strategy and invest in companies that they believe are undervalued. These are typically companies that have been historically sound but are temporarily out of favor. The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the MSCI EAFE Index.

The portfolio managers track several thousand companies to arrive at between 50 to 70 stocks the Fund normally holds. The managers use a variety of quantitative screens to compare a company's stock price to its book value, cash flow and dividend yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

After narrowing the investment universe through the use of valuation screens, the portfolio managers' use of fundamental research tools lies at the heart of the investment process. The portfolio managers' process brings an added dimension to this fundamental research by drawing on the insight of experts from a range of financial disciplines - regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers' investment process.

The Fund may invest in various instruments commonly known as `derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The Fund will primarily use futures, options, options on futures, forward currency transactions and swaps. The Fund may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the Fund's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor or the subadvisor
(hereinafter the "Advisor") in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such a practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance. The Fund may engage in certain practices not described herein.

Borrowing. As a matter of fundamental policy, the Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. The Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated
or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. The Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase
"investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or
BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts, options on foreign currencies and foreign currency futures contracts and other currency-related instruments, the value of the assets of the Fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the US dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a
Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of US dollars, it does not intend to convert its holdings of foreign currencies into US dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the
"spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the
Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in `emerging markets.' For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.
Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk)
securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended
(the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the
Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the
Fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the
Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs.
The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with their respective nonfundamental policies on borrowing.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the
SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by
The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested
Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use
Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the
1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the
Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the
Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of The
McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc.
("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in
REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of the Fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. The Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated
rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the
Obligation itself. Obligations will be held by the Custodian or in the Federal
Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the
Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the
Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the
Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the
Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Repurchase Commitments. The Fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the
Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the
Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of
Fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk.
The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include additional techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Other
Strategic Transactions, such as forward contracts and swaps, are also subject to similar risks. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described above under "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on, among other things, securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on, among other things, securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than
50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the
Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Asset Segregation. Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940
Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, such as index futures and Eurodollar instruments, the net cash amount) and a firm obligation by the buyer to deliver the specified price.
Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission.
Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.
Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below, as applicable.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below, as applicable.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to enhance returns. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The
Asian Development Bank and the InterAmerican Development Bank. Obligations of
supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Warrants. The Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the
Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock.
Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of
15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the
Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or
"FINRA") announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional
Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the
Fund. Under the supervision of the Board of Directors of the Fund, with headquarters at 345 Park Avenue, New York, New York, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.
The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The
Advisor's duties are described in more detail below.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment
Management Americas Inc. and DWS Trust Company.

Pursuant to an investment management agreement (the "Investment Management
Agreement"), the Advisor provides continuing investment management of the assets of the Fund. The Investment Management Agreement was approved by the Board of
Directors of the Corporation (including a majority of the Non-interested
Directors) on September 18, 2008. The Investment Management Agreement will continue in effect until September 30, 2009, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those
Directors who are not parties to such Agreement or interested persons of the
Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund.

In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated
in its Prospectuses and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the
Board members, officers, and executive employees of the Fund, including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

Effective January 2, 2008, as compensation for its services, DIMA is entitled to receive from the fund a fee (based upon the fund's average daily net assets) in accordance with the following schedule: 0.800% on the first $500 million; 0.780%
on the next $500 million; 0.760% on the next $1 billion; and 0.740% thereafter.
Through January 2, 2008, the Fund paid the Advisor an advisory fee at the annual rate of 0.800% for the first $500 million of the Fund's average daily net assets; 0.780% for the next $500 million of the Fund's average daily net assets;
0.760% for the next $1 billion of the Fund's average daily net assets and 0.740%
of the Fund's average daily net asset over $2 billion.

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

Through November 30, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at
1.52%, 2.27% and 1.27% for Class A, Class C and Institutional Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. For the fiscal year ended August 31, 2007, the Fund incurred an investment management fee of $87,384 all of which was waived.

For the fiscal period ended August 31, 2006, the Fund incurred an investment management fee of $6,399 all of which was waived. In addition, for the year ended August 31, 2007, the Advisor reimbursed the Fund $75,920 of other expenses and voluntarily agreed to waive $55,080 of offering expenses. For the fiscal year ended August 31, 2008, the Advisor waived a portion of its management fee pursuant to the Agreement aggregating $162,370 and the amount charged aggregated
$15,939.

In addition, there is a new subadvisor approval policy for the Fund (the
"Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the
Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the
Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the
Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the
SEC either adopting revisions to current rules (as it proposed to do in October
2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval
Policy, including any shareholder notice requirements.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund is managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the
Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), Mainzer
Landstrasse 16, 60325 Frankfurt am Main, Germany, is the subadvisor for the
Fund. DeAMi renders investment advisory and management services to the Fund.
DIMA compensates DeAMi out of the management fee it receives from the Fund.
DeAMi serves as sub-advisor pursuant to the terms of a Subadvisory Agreement between it and the Advisor.

Under the terms of the Subadvisory Agreement, DeAMi manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Subadvisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement shall continue in effect until September 30, 2007 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors of the Corporation. The
Subadvisory Agreement may be terminated at any time upon 60 days' notice by the
Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

Codes of Ethics

The Fund, the Advisor, subadvisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, subadvisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to certain requirements and restrictions set forth in the applicable
Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.
Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary. \

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                               Dollar Range of         Dollar Range of All DWS
Name of Portfolio Manager     Fund Shares Owned           Fund Shares Owned
-------------------------     -----------------           -----------------

Klaus Kaldemorgen                    $0                    Over $1,000,000
Carmen Weber                         $0                     $1 - $10,000

Because the fund's portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for the portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Klaus Kaldemorgen                          0                  $0                     0                    $0
Carmen Weber                               0                  $0                     0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                      Number of                               Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Klaus Kaldemorgen                         5             $11,849,614,896              0                          $0
Carmen Weber                              1                 $11,298,042              2                $192,787,991

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other          Total Assets of          Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Klaus Kaldemorgen                         0                   $0                     0                    $0
Carmen Weber                              0                   $0                     0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Administrator. The Advisor also serves as the Corporation's administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative
Services Agreement, the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the
Fund, and monitoring the valuation of Fund securities. The Administrator will pay Accounting Agency fees out of the Administration fee. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor, computed daily and paid monthly, a fee of 0.10% of the average daily net assets of the Fund. The Administrator will pay Accounting Agency fees out of the
Administration fee.

For the fiscal year ended August 31, 2008, the Fund incurred $23,391 in administration fees, of which $1,718 was unpaid at August 31, 2008. For the fiscal period ended August 31, 2006, the Fund incurred $6,823 in administration fees all of which was waived. For the fiscal year ended August 31, 2007, the
Fund incurred $50,000 in administration fees all of which was waived. For the fiscal period ended August 31, 2006, the Fund incurred $6,823 in administration fees all of which was waived.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the
Advisor an Administrative Fee.

The fee payable by the Fund to the Advisor pursuant to the Administrative
Services Agreement is reduced by the amount of any credit received from the
Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the
Administrative Services Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors
(including the fees and expenses of their independent counsel). In addition, the
Fund will continue to pay the fees required by its Agreement with the Advisor.

Pursuant to an agreement between the Administrator and State Street Bank and
Trust Company, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the
Administrator, not by the Fund.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

        FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution
Agreement"), DWS Investments Distributors, Inc. ("DIDI"), 222 South Riverside
Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class C and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution Agreement for the Fund, dated July 1, 2006, was initially approved by the Directors on June 28, 2006 and last approved on
September 18, 2008. The Distribution Agreement continues in effect from year to year only if its continuance is approved for each class at least annually by a vote of the Board members of the Fund, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the relevant Fund or by DIDI upon sixty days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of the
Distribution Agreement are on a series by series and class by class basis.

DIDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase and Redemption of
Shares," DIDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DIDI receives no compensation from the Fund as principal underwriter for Class A shares. DIDI receives compensation from the Fund as principal underwriter for
Class C shares.

Shareholder and administrative services are provided to the Fund on behalf of
Class A and Class C shareholders under a Shareholder Services Agreement (the
"Services Agreement") with DIDI. The Services Agreement has an initial term ending September 30, 2007 and continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the
Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services
Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by
DIDI upon sixty days' notice. Termination with respect to the Class A or Class C shares of the Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A or Class C shares, respectively, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Directors in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in the Fund. Typically, DIDI appoints firms that provide services and facilities for their customers or clients who are investors in the Fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan (as defined below), DIDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1 Plan") that provides for fees payable as an expense of the Class C shares that are used by DIDI to pay for distribution services for the class.
Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to the Fund on behalf of its Class A and Class C shareholders under the
Fund's Services Agreement with DIDI. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans provide compensation to DIDI or intermediaries for post-sales servicing.
Since the Distribution Agreement provides for fees payable as an expense of the
Class C shares that are used by DIDI to pay for distribution and services for the class, the agreement is approved and reviewed separately for the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement and Rule 12b-1 plans may not be amended to increase the fee to be paid by the Fund with respect to a class without approval by a majority of the outstanding voting securities of such class. Similarly, the Services Agreement is approved and reviewed separately for the Class A shares and Class C shares in accordance with Rule
12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Fund. In connection with Class
B shares, for example, if shares of the Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the
Fund's shares were to decline (resulting in lower expenditures by DIDI under the
Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DIDI's expenses are less than the
Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

Class C Shares

Distribution Services. For its services under the Distribution Agreement, DIDI receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to
Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to the firms the first year distribution fee at a rate of
0.75% of the purchase price of Class C shares. However, DIDI will no longer advance the first year distribution fee to firms for sale of Class C shares to employer-sponsored employer benefit plans using the OmniPlus subaccount recordkeeping system made available through ADP, Inc. under an alliance made with DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable Fund. DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A and Class C Shares

Shareholder Services. For its services under the Services Agreement, DIDI receives a shareholder service fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and Class C shares of the Fund.

With respect to Class A shares of the Fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A shares of the
Fund, commencing with the month after investment. With respect to Class C shares of the Fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. However, DIDI will no longer advance the first year distribution fee to firms for sale of Class C shares to employer-sponsored employer benefit plans using the OmniPlus subaccount recordkeeping system made available through ADP, Inc. under an alliance made with DIDI and its affiliates. For periods after the first year,
DIDI currently intends to pay firms a service fee at a rate of up to 0.25%
(calculated monthly and paid quarterly) of the net assets attributable to Class
C shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for the Fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to
0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon
Fund assets in accounts for which there is no firm of record (other than DIDI)
listed on the Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all Fund assets in the future.

For the fiscal year ended August 31, 2007, the Fund aggregated distribution fees, under the Rule 12b-1 plan for its Class C shares, of $19,162. For the fiscal period July 5, 2006 (commencement of operations) through August 31, 2006, the Fund aggregated distribution fees, under the Rule 12b-1 plan for its Class C shares, of $1,499.

In addition, for the fiscal year ended August 31, 2007, the Fund aggregated service fees of $3,931 and $6,385 on behalf of its Class A and Class C shares, respectively. For the fiscal period July 5, 2006 (commencement of operations)
through August 31, 2006, the Fund aggregated service fees of $504 and $504 on behalf of its Class A and Class C shares, respectively.

                                           ------------------------------------------------------
                                            12b-1 Compensation to Underwriter and Firms for the
                                               Twelve-Month Period Ended September 30, 2008
                                           -------------- --------------- -----------------------
                                               12b-1          12b-1
                                           Distribution    Shareholder      12b-1 Compensation
                                               Fees       Services Fees       Paid to Firms
----------------------------- ------------ -------------- --------------- -----------------------
DWS International Value       Class A                 $0         $11,938            $7,551
Opportunities Fund
----------------------------- ------------ -------------- --------------- -----------------------
                              Class C            $27,908          $7,041           $25,250
----------------------------- ------------ -------------- --------------- -----------------------

                                            ------------------------------------------------------------------------
                                                          Other Expenses Paid by Underwriter for the
                                                         Twelve-Month Period Ended September 30, 2008
                                            -------------- --------------- ------------- ------------- -------------
                                            Advertising,
                                               Sales,
                                             Literature
                                                 and                        Marketing
                                             Promotional     Prospectus     and Sales    Postage and     Imputed
                                              Materials       Printing       Expenses      Mailing       Interest
----------------------------- ------------  -------------- --------------- ------------- ------------- -------------
DWS International Value       Class A             $13,401            $642        $2,696        $2,316            $0
Opportunities Fund
----------------------------- ------------  -------------- --------------- ------------- ------------- -------------
                              Class C              $3,272             $77          $919          $832            $0
----------------------------- ------------  -------------- --------------- ------------- ------------- -------------

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's Prospectuses and the financial statements incorporated by reference into this Statement of Additional
Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110,
independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as legal counsel to the Fund and the Independent Directors of the
Corporation.

Custodian, Transfer Agent and Shareholder Service Agent

Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street,
Boston, Massachusetts 02109, serves as the Corporation's custodian pursuant to a
Custodian Agreement. Under its custody agreement with the Corporation, the
Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the
Fund's portfolio securities and (v) makes periodic reports to the Corporation's
Board of Directors concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 or the 1940 Act.

Transfer Agent and Shareholder Service Agent. DWS Investments Service Company
("DISC" or the "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri
64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for all classes of the Fund.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 (as of
2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the
Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

For the fiscal year ended August 31, 2008, the amount charged to the Fund by
DISC aggregated $12,058, all of which was waived.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc.
("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are born by DISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal year ended August 31 2007, the Fund paid brokerage commissions in the amount of $46,906. The Fund did not pay any affiliated brokerage commissions for the fiscal year ended August 31, 2007.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2008, the Fund held the following securities of its regular broker-dealers:

Name of Regular Broker or Dealer or Parent (Issuer)               Value of Securities Owned as of August 31, 2008
---------------------------------------------------               -----------------------------------------------

Allianz SE                                                                            $418

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

For the fiscal year ended August 31, 2008 and August 31, 2007, the Fund's portfolio turnover rates were 197% and 127%, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value next determined after receipt by
DIDI will be confirmed at a price based on the net asset value ("trade date").

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Investments Service Company ("DISC" or the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm.
Certain of these firms may receive compensation from the Fund through the
Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

The Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders.
Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS
Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's consistency with DWS Investments' branding and long-term strategy;

o        The Fund's competitive performance;

o        The Fund's Morningstar rating;

o        The length of time the Fund's Portfolio Managers have managed the
         Fund/Strategy;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the
Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The
DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated
Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at:
www.dws-investments.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o        403(b)(7) Custodial Accounts, prototype money purchase pension and profit-sharing plans. Forms for existing plans are available through the Shareholder Service Agent.

Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its Prospectuses and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's
Prospectuses.

The Fund may waive the investment minimum, if any, for purchases by a current or former director or trustee of the DWS mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of
Deutsche Bank or its affiliates, or a sub-advisor to any fund in the DWS family of funds, or a broker-dealer authorized to sell shares of the funds.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DIDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a DWS Investments IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
DWS-branded plans by ADP, Inc. under an alliance with DIDI and its affiliates,
(iii) the registered representative placing the trade is a member of the
Executive Council, a group of persons designated by DIDI in acknowledgment of their dedication to the employee benefit plan area and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and in the
Prospectuses, DIDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the
Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two
compensation schedules up to the following amounts:

Compensation Schedule #1:                                    Compensation Schedule #2:
Retail Sales and DWS Flex Plan(1)                             DWS Retirement Plans(2)
---------------------------------                             -----------------------
Amount of                              As a Percentage of Net     Amount of Shares      As a Percentage of Net
Shares Sold                                  Asset Value                Sold                  Asset Value
-----------                                  -----------                ----                  -----------

$1 million to $3 million                        1.00%
Over $3 million to $50 million                  0.50%              Over $3 million           0.00% - 0.50%
Over $50 million                                0.25%                     --                        --

(1)       For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a
          Fund and other Funds listed under "Special Features -- Class A Shares
          -- Combined Purchases," including purchases pursuant to the "Combined
          Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2)       Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

DIDI will no longer advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored benefit plans using the
OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and it affiliates. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                     Sales Charge
                                                                     ------------
                                                                                        Allowed to Dealers as a
                                           As a Percentage of      As a Percentage of   Percentage of Offering
Amount of Purchase                            Offering Price        Net Asset Value*             Price
------------------                            --------------        ----------------             -----

Less than $50,000                                  5.75%                   6.10%                     5.20%
$50,000 but less than $100,000                     4.50                    4.71                      4.00
$100,000 but less than $250,000                    3.50                    3.63                      3.00
$250,000 but less than $500,000                    2.60                    2.67                      2.25
$500,000 but less than $1 million                  2.00                    2.04                      1.75
$1 million and over                                0.00**                  0.00**                    0.00***

*        Rounded to the nearest one-hundredth percent.

**       Redemption of shares may be subject to a contingent deferred sales charge ad discussed below.

***      Commission is payable by DIDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or DWS mutual funds;

(b)      an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)      certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)      unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson &
         Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain investment advisors registered under the Investment
         Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)      employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1,
         2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m)      a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
         ADP, Inc. under an alliance with DIDI and its affiliates into a DWS
         Investments IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25%
of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the
Prospectus, also apply to the aggregate amount of purchases of Class A shares of
DWS Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI. The
Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

Combined Purchases. The Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described above, employer sponsored employee benefit plans using the
Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as
"DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under the provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is be imposed. Class C shares sold without an initial sales charge will allow the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares continue to be subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the Fund's Prospectus and Statement of Additional Information.

Institutional Class Purchases. Information on how to buy Institutional Class
shares is set forth in the section entitled "Buying and Selling Shares" in the
Fund's Prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment may be waived in certain circumstances. This minimum amount may be changed at any time in management's discretion.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order.
Shares of the Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by DISC.

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").

The following provisions apply to DWS Investments Flex Plans.

a.        Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the Flex System, will be invested instead in Class
          A shares at net asset value when the combined subaccount value in DWS
          Funds or other eligible assets held by the plan is $1,000,000 or more.
          This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability determination must be made by investors with the assistance of their financial representative.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services when completing your account application.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct
Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A or C shares there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor. There is no minimum subsequent investment required for Institutional Class Shares.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund will impose a redemption fee of 2% of the total redemption amount
(calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
redemption fee) on all Fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the
Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectuses, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all Shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class C shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c)      redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d)      redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social
         Security Administration);

(e)      redemptions under the Fund's Automatic Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account;

(f)      redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g)      redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)      for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i)      for redemptions to satisfy required minimum distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts);
         and

(j)      in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5)
         in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)      redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l)      redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY
Tax-Free Money Fund Investment, Money Market Fund Investment, Cash Management
Fund Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc.
Prime Series, Cash Reserve Fund, Inc. Treasury Series, Tax-Exempt California
Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently,
Tax-Exempt California Money Market Fund is available for sale only in
California.

Shareholders must obtain prospectuses of the fund or funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund.
Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities.
These securities will be chosen by the fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.        To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. See "Combined Purchases" for a listing of such other funds. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks
(and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the
Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the
Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)      derive at least 90% of its gross income for each taxable year from (i)
         dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and
         (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b)      diversify its holdings so that, at the end of each quarter of the
         Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii)
         not more than 25% of the value of the Fund's total assets is invested
         (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).
         In the case of the Fund's investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement; and(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) is now treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends
(including Capital Gain Dividends, as defined below).

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such distributions would be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before
January 1, 2011 and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98%
of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year.
Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either: (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, "qualified dividend income"
received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than
61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend
(or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.
If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends
(other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

All distributions by the Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

Dividends Received Deduction. If dividends from domestic corporations constitute a substantial portion of the Fund's gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the
Fund or the shareholder, as the case may be, for less than 46 days during the
91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of the
Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received
(or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the Fund's assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. If the Fund does not make the election discussed above, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Passive Foreign Investment Companies. Equity investments by the Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax.
For example, the Fund may elect to treat a PFIC as a "qualified electing fund"
(a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the
Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the
Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the
Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The
Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the
Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the
Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.

If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund's hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) may produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii)
thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Non-US Shareholders. Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends)
paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of
US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the
Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from
US-source interest income that, in general, would not be subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to US federal net income taxation at regular income tax rates.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Considerations. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the
Fund's shares.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's
Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of the Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member") is
c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position    Business Experience and
 with the Corporation and
 Length of Time Served(7)         Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

Paul H. Schubert:       Vice President
Jason Vazquez:          Vice President and AML Compliance Officer
Caroline Pearson:       Secretary
Patricia DeFilippis:    Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Fund's Board held nine (9) (for former NY Board) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate Governance Committee of the Fund's
Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Fund's Board performed similar functions and held six (6)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. During the calendar year 2007, the
Marketing/Distribution/Shareholder Service Committee of the Fund's Board
performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The
Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Fund's Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Expenses/Operations Committee and Valuation Committee
performed similar functions and each held nine (9) meetings and seven (7)
meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors'
conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the
Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each
Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                      Aggregate Compensation             Total Compensation
                                    from DWS International Value            from Fund and
  Name of Board Member                   Opportunities Fund              DWS Fund Complex(1)
  --------------------                   ------------------              -------------------

  John W. Ballantine                              $0                            $215,000
  Henry P. Becton, Jr.(2)                        $28                            $200,000
  Dawn-Marie Driscoll(2)(3)                      $35                            $253,000
  Keith R. Fox(2)                                $28                            $203,000
  Paul K. Freeman(4)                              $0                            $265,000
  Kenneth C. Froewiss(2)                         $28                            $200,000
  Richard J. Herring(2)                          $27                            $195,000
  William McClayton(5)                            $0                            $205,000
  Rebecca W. Rimel(2)                            $26                            $194,000
  William N. Searcy, Jr.(2)                      $28                            $200,000
                     Jean Gleason Stromberg(2) $26 $189,000
  Robert H. Wadsworth                             $0                            $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of June 30, 2008.

                                             Dollar Range of Beneficial           Aggregate Dollar Range of
                                                      Ownership              Ownership in all Funds Overseen by
                                             in DWS International Value                 Board Member
Board Member                                     Opportunities Fund              in the DWS Fund Complex(1)
------------                                     ------------------              --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                                     None                                Over $100,000
Henry P. Becton, Jr.                                   None                                Over $100,000
Dawn-Marie Driscoll                                    None                                Over $100,000
Keith R. Fox                                           None                                Over $100,000
Paul K. Freeman                                        None                                Over $100,000
Kenneth C. Froewiss                                $1 - $10,000                            Over $100,000
Richard J. Herring                                     None                                Over $100,000
William McClayton                                      None                                Over $100,000
Rebecca W. Rimel                                       None                                Over $100,000
William N. Searcy, Jr.                                 None                                Over $100,000
Jean Gleason Stromberg                                 None                                Over $100,000
Robert H. Wadsworth                                    None                                Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                                         None                                Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of November 7, 2008, the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of November 7, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS International Value Opportunities Fund

Name and Address of Investor Ownership                          Shares               % of Total Shares
--------------------------------------                          ------               -----------------

CHARLES SCHWAB & CO INC                                       411,778.11                    68.88% of Class A
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT
OF CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA  94104-4151

MLPF&S FOR THE SOLE BENEFIT OF                                 85,632.30                    37.29% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC #97JS4
JACKSONVILLE FL  32246

MERRILL LYNCH PIERCE FENNER                                    83,918.26                    22.87% of Class S
& SMITH FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN SERVICE TEAM
JACKSONVILLE FL  32246-6484

LPL FINANCIAL                                                  19,251.85                    5.25% of Class S
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046

STATE STREET BANK & TRUST CO                                  263,114.57              39.13% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  261,333.15              38.86% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   84,751.20              12.6% of Institutional Class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   52,692.06              7.84% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Directors of the Affected Funds, against certain liabilities the Independent Directors may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Directors ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Directors to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director's duties as a director or trustee of the Affected
Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent
Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

DWS International Fund, Inc. (the "Corporation") was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder,
Stevens & Clark, Inc. On March 16, 1964, the name of this Corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the
corporate domicile of this Corporation was changed to the US through the transfer of its net assets to a newly formed Maryland corporation, Scudder
International Fund, Inc., in exchange for shares of the Corporation which then were distributed to the shareholders of the Corporation. On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to
DWS International Fund, Inc.

The authorized capital stock of the Corporation consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series: DWS International Fund, the original series; DWS Latin America Equity
Fund, organized in December 1992; DWS Europe Equity Fund, organized in October
1994; DWS Emerging Markets Equity Fund, organized in May 1996 and DWS
International Value Opportunities Fund organized in July 2006. Each series consists of 320 million shares, except for DWS International Fund which consists of 620,595,597 shares, DWS Latin America Equity Fund which consists of 340 million shares and DWS Europe Equity Fund which consists of 420 million shares.
DWS International Value Opportunities Fund is divided into four classes of shares: Class A, Class C, Class S and Institutional Class shares. Class S shares of the Fund are offered through a separate statement of additional information.

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation, as may be
further amended from time to time (the "Articles of Incorporation"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation.
Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same
Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940
Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of
Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the
Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.
Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment
(e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the
Corporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of a fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the
Corporation in its sole discretion, and may be different among shareholders
(including differences among shareholders in the same fund or class).

The Corporation's Board of Directors supervises a fund's activities. The
Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the
"Plan") to permit the Corporation to establish a multiple class distribution system for its funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1
Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto), which will be borne solely by shareholders of such class; (b) different service fee payments associated with a service plan for a specific class and any other costs relating to implementing or amending such service plan; (c) different account minimums;
(d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and
(h) different class names and designations. Expenses currently designated as
"Class Expenses" by the Corporation's Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated August 31, 2008, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional
Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS International Value Opportunities Fund offered herein are:

Class A:
23337R650

Class C:
23337R643

Institutional Class:
23337R635

DWS International Value Opportunities Fund has a fiscal year ending August 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington,
D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines

I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have
ISS vote their proxies in accordance with Taft Hartley voting Guidelines

------------------

(1)      For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.     POLICIES

1.       Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i)      adopting, monitoring and updating guidelines, attached as Exhibit A
         (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)     voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of
         AM's clients; and

(iii)    monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.       Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within Deutsche
Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms
(i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------------

(2)      The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o        The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
         Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.
The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A.       Procedures to Address Conflicts of Interest and Improper Influence
         ------------------------------------------------------------------

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

-----------------------

(3)      As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4)      The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche
Bank outside of the Private Client and Asset Management division ("PCAM")
regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of
Interest Management Sub-Committee. The Conflicts of Interest Management
Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of
Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest
Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee
may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of
Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management
Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest
Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy
Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor
Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies
         ----------------------------------------------------

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest
         -------------------------------------------------

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o        Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from
         CIB, and information barriers between AM and other affiliates.
         Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any
         Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Bank Americas Confidential and Inside
Information Policy, the Deutsche Asset Management Code of Ethics, the
Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code
of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o        AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o        The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         --       The proxy statement (and any additional solicitation
                  materials) and relevant portions of annual statements.
         --       Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
         --       Analyst worksheets created for stock option plan and share increase analyses.
         --       Proxy Edge print-screen of actual vote election.

o        AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and
         will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o        The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o        With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         --       The name of the issuer of the portfolio security;
         --       The exchange ticker symbol of the portfolio security (if
                  symbol is available through reasonably practicable means);
         --       The Council on Uniform Securities Identification Procedures
                  number for the portfolio security (if the number is available through reasonably practicable means);
         --       The shareholder meeting date;
         --       A brief identification of the matter voted on;
         --       Whether the matter was proposed by the issuer or by a security holder;
         --       Whether the company cast its vote on the matter;
         --       How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
                  and
         --       Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records
Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                  Attachment A - Global Proxy Voting Guidelines

   I     Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on
                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on
                  Multiple Boards

         J        Proposals to Establish Audit Committees

   II    Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

   III   Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

   IV    Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

   V     Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

   VI    Mergers & Acquisitions

   VII   Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

   VIII  Environmental Issues

   IX    Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1.       "For" proposals that require that a certain percentage (majority up to
         66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.       "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.       "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5.       "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as `independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1.       "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.       "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.       Proposals to Restrict Supervisory Board Members Service on Multiple
         Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.       "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.       "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for"
a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest.
Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a)       The company has a five year return on investment greater than the relevant industry index,

b)       All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)       No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)      The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)      The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)      The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2.       Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange
         Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o        the election of board members with positions on either remuneration or audit committees;

o        the election of supervisory board members with too many supervisory board mandates;

o        "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o        directly align the interests of members of management boards with those of shareholders;

o        establish challenging performance criteria to reward only above average performance;

o        measure performance by total shareholder return in relation to the market or a range of comparable companies;

o        are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in
AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the
Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1.       AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.       AM policy is also to vote "against" proposals to adopt the Mac Bride
         Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the
Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1.       AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2.       AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1.       AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.       AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.       AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1.       AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.       Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a
AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end)
investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                      APPENDIX B -- RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated
"DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer;
and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are
"MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1"
are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of
"high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics"
will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are
"F-1+," "F-1," and "F-2."

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                             -----------------------

Cash Account Trust                           DWS Europe Equity Fund                      DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                 DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                        DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund               DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                    DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                               DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund               Fund
    Prime Series                             DWS Growth & Income Fund                    DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                        DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                        DWS S&P 500 Plus Fund
DWS Balanced Fund                            DWS High Income Plus Fund                   DWS Select Alternative Allocation Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund           DWS Short Duration Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund          DWS Short Duration Plus Fund
DWS Capital Growth Fund                      DWS International Fund                      DWS Short-Term Municipal Bond Fund
DWS Climate Change Fund                      DWS International Select Equity Fund        DWS Small Cap Core Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund  DWS Small Cap Growth Fund
DWS Communications Fund                      DWS Japan Equity Fund                       DWS Strategic Government Securities Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                    DWS Strategic High Yield Tax-Free Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund               DWS Strategic Income Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund               DWS Target 2010 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                   DWS Target 2011 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                   DWS Target 2012 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                   DWS Target 2013 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                   DWS Target 2014 Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect 2017 Fund           DWS Technology Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund             DWS U.S. Bond Index Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund               DWS Value Builder Fund
DWS EAFE(R) Equity Index Fund                  DWS Managed Municipal Bond Fund             Investors Cash Trust
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund                 Treasury Portfolio
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                          NY Tax Free Money Fund
DWS Equity 500 Index Fund                                                                Tax Free Money Fund Investment
DWS Equity Income Fund                                                                   Tax-Exempt California Money Market Fund

------------------------------------------------------------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Investments branded retirement plan platform (the
"Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York

                                       3

Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

March 17, 2009

                                       4

                          DWS INTERNATIONAL FUND, INC.

                   DWS International Value Opportunities Fund
                                 Class S Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2008

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus (the "Prospectus"), dated December 1,
2007 for Class S shares of DWS International Value Opportunities Fund (the
`Fund'), a series of DWS International Fund, Inc. (the "Corporation"), as
amended from time to time, copies of which may be obtained without charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza,
Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this SAI was obtained and is available along with other materials on the Securities and
Exchange Commission's Internet Web site (http://www.sec.gov).

Portions of the Annual Report to Shareholders, dated August 31, 2008, are incorporated herein by reference and are hereby deemed to be part of this
Statement of Additional Information. A copy of the Fund's Annual Report may be obtained free of charge by calling 1-800-621-1148.

This SAI is incorporated by reference into the Prospectus.

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be treated as a diversified investment company, as that term is used in the Investment Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

As a matter of fundamental policy:

1.   The Fund may not borrow money,  except as permitted under the 1940 Act, and as interpreted  or modified by regulatory  authority  having  jurisdiction, from time to time.

2.   The Fund may not issue senior  securities,  except as  permitted  under the
     1940  Act,  as  amended,  and as  interpreted  or  modified  by  regulatory authority having jurisdiction, from time to time.

3.   The Fund may not concentrate its investments in a particular  industry,  as that  term is used in the 1940  Act,  as  amended,  and as  interpreted  or modified by regulatory authority having jurisdiction, from time to time.

4.   The Fund may not engage in the business of underwriting  securities  issued by  others,  except  to the  extent  that the Fund may be  deemed  to be an underwriter in connection with the disposition of portfolio securities.

5.   The Fund may not purchase or sell real estate,  which term does not include securities  of  companies  which  deal  in  real  estate  or  mortgages  or investments  secured by real estate or interests  therein,  except that the
     Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

6.   The Fund may not purchase or sell  commodities,  except as permitted by the
     1940 Act,  as amended,  and as  interpreted  or modified by the  regulatory authority having jurisdiction, from time to time.

7.   The Fund may not make  loans  except as  permitted  under the 1940 Act,  as amended,  and as  interpreted  or modified by regulatory  authority  having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Directors of DWS International Fund, Inc. have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. Non-fundamental policies may be changed by the Directors of the
Corporation without requiring approval of or, with certain exceptions, prior notice to, shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend to:

(a)  borrow money in an amount  greater  than 5% of its total assets  except (i)
     for  temporary  or  emergency  purposes  and (ii) by  engaging  in  reverse repurchase  agreements,  dollar rolls, or other investments or transactions described in the Fund's  registration  statement  which may be deemed to be borrowings;

(b)  enter into  either  reverse  repurchase  agreements  or dollar  rolls in an amount greater than 5% of its total assets;

(c)  purchase  securities on margin or make short sales,  except (i) short sales against the box, (ii) in connection with arbitrage transactions,  (iii) for margin  deposits in  connection  with futures  contracts,  options or other permitted  investments,  (iv) that  transactions  in futures  contracts and options shall not be deemed to constitute selling securities short, and (v)
     that the Fund may obtain such  short-term  credits as may be necessary  for the clearance of securities transactions;

(d)  purchase  options,  unless the aggregate  premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put  options,  if as a  result,  the  aggregate  value  of the  obligations underlying such put options would exceed 50% of its total assets;

(e)  enter into futures contracts or purchase options thereon unless immediately after the purchase,  the value of the aggregate initial margin with respect to such  futures  contracts  entered  into on  behalf  of the  Fund and the premiums paid for such options on futures  contracts does not exceed 20% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 20% limit;

(f)  purchase  warrants if as a result,  such securities,  taken at the lower of cost or  market  value,  would  represent  more than 5% of the value of the
     Fund's  total  assets  (for this  purpose,  warrants  acquired  in units or attached to securities will be deemed to have no value);

(g)  lend portfolio securities in an amount greater than 33 1/3% of its total assets;

(h)  acquire  securities  of  registered   open-end   investment   companies  or
     registered  unit investment  trusts in reliance on Sections  12(d)(1)(F) or
     12(d)(1)(G) of the 1940 Act.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the
Fund's net assets, valued at the time of the transaction, would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a `feeder fund'), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the `master fund') with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General

The Fund is an open-end management investment company which continuously offers and redeems shares at net asset value (less applicable sales charges or fees).
The Fund is a company of the type commonly known as a mutual fund. The Fund offers four classes of shares: Class A, Class C, Class S and Institutional
Class. Class A, Class C and Institutional Class shares of the Fund are offered through a separate Statement of Additional Information.

Investment Objective and Policies

The Fund seeks long-term capital appreciation, with current income as a secondary objective.

Under normal circumstances, the Fund invests at least 80% of its assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of companies in developed countries outside the United
States. Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the Morgan Stanley Capital
International Europe, Australia and Ear East Index ("MSCI EAFE Index"). The Fund
may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the
portfolio managers believe that their return potential more than compensates for the extra risks associated with these markets. While the portfolio managers have invested in emerging markets in the past, under normal market conditions they do not consider this a central element of the Fund's strategy. Typically, the Fund would not hold more than 20% of its net assets in emerging markets. In implementing this overall strategy, the Fund may experience a high portfolio turnover rate. The Fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities.

The Fund invests for the long term. The portfolio managers employ a value strategy and invest in companies that they believe are undervalued. These are typically companies that have been historically sound but are temporarily out of favor. The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the MSCI EAFE Index.

The portfolio managers track several thousand companies to arrive at between 50 to 70 stocks the Fund normally holds. The managers use a variety of quantitative screens to compare a company's stock price to its book value, cash flow and dividend yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

After narrowing the investment universe through the use of valuation screens, the portfolio managers' use of fundamental research tools lies at the heart of the investment process. The portfolio managers' process brings an added dimension to this fundamental research by drawing on the insight of experts from a range of financial disciplines - regional stock market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the portfolio managers' investment process.

The Fund may invest in various instruments commonly known as `derivatives" to increase or decrease its exposure to an asset class, securities market, index or currency. The Fund will primarily use futures, options, options on futures, forward currency transactions and swaps. The Fund may also invest in derivatives to gain exposure to the market while, at the same time, maintaining a high degree of liquidity in order to meet shareholder redemptions or other needs. Use of some derivatives may have the effect of leveraging the Fund's exposure to a particular asset class or other investment, which heightens risk but may also allow for enhanced returns. In implementing this strategy, the Fund may experience a high portfolio turnover rate.

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor or the subadvisor
(hereinafter the "Advisor") in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such a practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance. The Fund may engage in certain practices not described herein.

Borrowing. As a matter of fundamental policy, the Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. The Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated
or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Debt Securities. The Fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase
`investment-grade' bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or
BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor.

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. The Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company and which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of the Fund's investment policies, the Fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts, options on foreign currencies and foreign currency futures contracts and other currency-related instruments, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a
Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference
(the `spread') between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a fund will invest in foreign fixed income securities based on the
Advisor's analysis without relying on published ratings. Since such investments will be based upon the Advisor's analysis rather than upon published ratings, achievement of a fund's goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a fund, and thus the net asset value of a fund's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a fund's investments in fixed income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a fund's investments in foreign fixed income securities, and the extent to which a fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a fund.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries.
Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in `emerging markets.' For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.
Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it may apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as `junk bonds'), that is, rated below Baa by Moody's or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high yield (high risk)
securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended
(the `1933 Act'). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the
Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the
Fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the
Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Fund's portfolio as the Fund's assets increase (and thus have a more limited effect on the Fund's performance).

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs.
The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with their respective nonfundamental policies on borrowing.

Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq 100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested
Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, the Fund may use
Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which the Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the
1940 Act (collectively, the "Central Funds") in excess of the limitations of
Section 12(d)(1) of the 1940 Act. Investment by the Fund in shares of the
Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund's ability to manage Uninvested Cash.

The Fund will invest Uninvested Cash in Central Funds only to the extent that the Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower `marks to the market' on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the
Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.
Preferred stocks may be rated by the Standard & Poor's Division of The
McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc.
("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible investment for the Fund.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in
REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of the Fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. The Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated
rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the
Obligation itself. Obligations will be held by the Custodian or in the Federal
Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the
Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the
Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the
Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the
Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Repurchase Commitments. The Fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the
Fund with collateral marked-to-market during the term of the commitment.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the
Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of
Fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk.
The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called `Strategic
Transactions'). In addition, strategic transactions may also include additional techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Other
Strategic Transactions, such as forward contracts and swaps, are also subject to similar risks. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Asset Segregation. Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940
Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described above under "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (`Counterparties') through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as `primary dealers' or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on, among other things, securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on, among other things, securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than
50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the
Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, such as index futures and Eurodollar instruments, the net cash amount) and a firm obligations by the buyer to deliver the specified price.
Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission.
Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.
Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below, as applicable.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below, as applicable.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to enhance returns. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (`component' transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The
Asian Development Bank and the InterAmerican Development Bank. Obligations of
supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

When-Issued Securities. The Fund may from time to time purchase equity and debt securities on a `when-issued,' "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Warrants. The Fund may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the
Fund would lose the entire purchase price of the warrant.

Zero Coupon Securities. The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon convertible securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock.
Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of
15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the
Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or
"FINRA") announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS
Investments Distributors, Inc. (now known as DWS Investments Distributors, Inc.
("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and
DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional
Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional  information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the
Fund. Under the supervision of the Board of Directors of the Fund, with headquarters at 345 Park Avenue, New York, New York, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.
The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The
Advisor's duties are described in more detail below.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment
Management Americas Inc. and DWS Trust Company.

Pursuant to an investment management agreement (the "Investment Management
Agreement"), the Advisor provides continuing investment management of the assets of the Fund. The Investment Management Agreement was approved by the Board of
Directors of the Corporation (including a majority of the Non-interested
Directors) on September 18, 2008. The Investment Management Agreement will continue in effect until September 30, 2009, and thereafter from year to year only if its continuance is approved annually by the vote of a majority of those
Directors who are not parties to such Agreement or interested persons of the
Advisor or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund.

In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated
in its Prospectus and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the
Board members, officers, and executive employees of the Fund, including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreement. The Investment
Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

Effective January 2, 2008, as compensation for its services, DIMA is entitled to receive from the fund a fee (based upon the fund's average daily net assets) in accordance with the following schedule: 0.800% on the first $500 million; 0.780%
on the next $500 million; 0.760% on the next $1 billion; and 0.740% thereafter.
Through January 2, 2008, the Fund paid the Advisor an advisory fee at the annual rate of 0.800% for the first $500 million of the Fund's average daily net assets; 0.780% for the next $500 million of the Fund's average daily net assets;
0.760% for the next $1 billion of the Fund's average daily net assets and 0.740%
of the Fund's average daily net asset over $2 billion.

The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income.

Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the
Fund to the extent necessary to maintain the fund's total operating expenses at
1.27% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.

For the fiscal year ended August 31, 2007, the Fund incurred an investment management fee of $87,384 all of which was waived. For the fiscal period ended
August 31, 2006, the Fund incurred an investment management fee of $6,399 all of which was waived. In addition, for the year ended August 31, 2007, the Advisor reimbursed the Fund $75,920 of other expenses and voluntarily agreed to waive
$55,080 of offering expenses. For the fiscal year ended August 31, 2008, the
Advisor waived a portion of its management fee pursuant to the Agreement aggregating $162,370 and the amount charged aggregated $15,939.

In addition, there is a new subadvisor approval policy for the Fund (the
"Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the
Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the
Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the
Advisor and any subadvisor, as well as all changes to any existing sub-advisory contract. The Fund cannot implement the Subadvisor Approval Policy without the
SEC either adopting revisions to current rules (as it proposed to do in October
2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and its shareholders are adequately protected whenever the Advisor acts under the Subadvisor Approval
Policy, including any shareholder notice requirements.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund is managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the
Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), Mainzer
Landstrasse 16, 60325 Frankfurt am Main, Germany, is the subadvisor for the
Fund. DeAMi renders investment advisory and management services to the Fund.
DIMA compensates DeAMi out of the management fee it receives from the Fund.
DeAMi serves as sub-advisor pursuant to the terms of a Subadvisory Agreement between it and the Advisor.

Under the terms of the Subadvisory Agreement, DeAMi manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Subadvisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement shall continue in effect until September 30, 2007 and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors of the Corporation. The
Subadvisory Agreement may be terminated at any time upon 60 days' notice by the
Advisor or by the Board of Directors of the Corporation or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.

Codes of Ethics

The Fund, the Advisor, subadvisor and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, subadvisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to certain requirements and restrictions set forth in the applicable
Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.
Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form of Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o    The quantitative  analysis of a portfolio manager's individual  performance is based  on,  among  other  factors,  performance  of all of the  accounts managed by the  portfolio  manager  (which  includes the fund and any other accounts  managed  by the  portfolio  manager)  over a  one-,  three-,  and five-year  period relative to the  appropriate  Morningstar and Lipper peer group universes  and/or  benchmark  index(es) with respect to each account.
     Additionally,  the portfolio  manager's  retail/institutional  asset mix is weighted,  as appropriate for evaluation purposes.  Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's  performance  is compared.  Additional or different  appropriate peer group or benchmark  indices may also be used.  Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods
     (adjusted as appropriate if the portfolio  manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year  period.  The  increase or decrease in a fund's  assets due to the purchase or sale of fund shares is not considered a material factor.

o    The qualitative analysis of a portfolio manager's individual performance is based on,  among  other  things,  the results of an annual  management  and internal  peer  review  process,  and  management's  assessment  of overall portfolio  manager  contributions  to investor  relations,  the  investment process  and  overall  performance  (distinct  from fund and other  account performance). Other factors, including contributions made to the investment team,  as well as adherence to  Compliance  Policies and  Procedures,  Risk
     Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation than the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                              Dollar Range of    Dollar Range of All DWS
Name of Portfolio Manager    Fund Shares Owned      Fund Shares Owned
-------------------------    -----------------      -----------------

Klaus Kaldemorgen                   $0               Over $1,000,000
Carmen Weber                        $0                $1 - $10,000

Because the fund's portfolio managers are not resident in the US, they generally do not invest in US registered investment companies, such as the Fund, on account of US tax and other regulatory limitations applicable to foreign investors.

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for the portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                       Number of        Total Assets of         Investment          Total Assets of
                                      Registered          Registered         Company Accounts        Performance-
                                      Investment          Investment         with Performance-         Based Fee
Name of Portfolio Manager              Companies           Companies             Based Fee             Accounts
-------------------------              ---------           ---------             ---------             --------

Klaus Kaldemorgen                          0                  $0                     0                    $0
Carmen Weber                               0                  $0                     0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                                                                 Investment
                                     Number of                                Vehicle Accounts      Total Assets of
                                       Pooled          Total Assets of              with             Performance-
                                     Investment       Pooled Investment         Performance-           Based Fee
Name of Portfolio Manager             Vehicles             Vehicles              Based Fee             Accounts
-------------------------             --------             --------              ---------             --------

Klaus Kaldemorgen                         5             $11,849,614,896              0                          $0
Carmen Weber                              1                 $11,298,042              2                $192,787,991

Other Accounts Managed:

                                                                                 Number of
                                                                               Other Accounts       Total Assets of
                                      Number of                                     with             Performance-
                                        Other           Total Assets of         Performance-           Based Fee
Name of Portfolio Manager             Accounts          Other Accounts           Based Fee             Accounts
-------------------------             --------          --------------           ---------             --------

Klaus Kaldemorgen                         0                   $0                     0                    $0
Carmen Weber                              0                   $0                     0                    $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o    Certain  investments  may be  appropriate  for the Fund and also for  other clients advised by the Advisor,  including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives  and  after  consideration  of such  factors  as  their  current holdings,  availability  of  cash  for  investment  and the  size of  their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all  clients.  Likewise,  because  clients of the Advisor may have differing investment  strategies,  a particular security may be bought for one or more  clients  when one or more other  clients  are  selling the security.  The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition,  purchases or sales of the same  security  may be made for two or more  clients on the same day. In such event,  such  transactions  will be  allocated  among the clients in a manner  believed by the Advisor to be most  equitable  to each client,  generally  utilizing a pro rata  allocation  methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities  purchased or sold by the Fund.  Purchase  and sale orders for the Fund may be  combined  with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o    To the extent that a portfolio  manager has  responsibilities  for managing multiple client accounts,  a portfolio manager will need to divide time and attention among relevant  accounts.  The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o    In some  cases,  an  apparent  conflict  may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other  accounts it manages.  The Advisor will not determine allocations based on whether it receives a  performance-based  fee from the client.  Additionally,  the  Advisor  has in  place  supervisory  oversight processes to periodically monitor performance  deviations for accounts with like strategies.

o    The  Advisor and its  affiliates  and the  investment  team of the Fund may manage other mutual funds and separate  accounts on a long-short basis. The simultaneous  management  of long and short  portfolios  creates  potential conflicts of interest  including  the risk that short sale  activity  could adversely  affect the market value of the long  positions(and  vice versa), the risk arising from sequential  orders in long and short  positions,  and the risks  associated with receiving  opposing orders at the same time. The
     Advisor has adopted procedures that it believes are reasonably  designed to
     mitigate  these  potential   conflicts  of  interest.   Included  in  these
     procedures are specific  guidelines  developed to ensure fair and equitable treatment  for all  clients  whose  accounts  are  managed  by each  Fund's portfolio  management  team. The Advisor and the portfolio  management team have established monitoring procedures, a protocol for supervisory reviews, as well as  compliance  oversight  to ensure that  potential  conflicts  of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Administrator. The Advisor also serves as the Corporation's administrator pursuant to an Administrative Services Agreement. Pursuant to the Administrative
Services Agreement, the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the
Fund, and monitoring the valuation of Fund securities. The Administrator will pay Accounting Agency fees out of the Administration fee. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor, computed daily and paid monthly, a fee of 0.10% of the average daily net assets of the Fund. The Administrator will pay Accounting Agency fees out of the
Administration fee.

For the fiscal year ended August 31, 2008, the Fund incurred $23,391 in administration fees, of which $1,718 was unpaid at August 31, 2008. For the fiscal period ended August 31, 2006, the Fund incurred $6,823 in administration fees all of which was waived. For the fiscal year ended August 31, 2007, the
Fund incurred $50,000 in administration fees all of which was waived. For the fiscal period ended August 31, 2006, the Fund incurred $6,823 in administration fees all of which was waived.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Various third-party service providers (the "Service Providers"), some of which are affiliated with the Advisor, provide certain services to the Fund pursuant to separate agreements with the Fund.

The Advisor will pay the Service Providers for the provision of their services to the Fund and will pay most other fund expenses, including insurance, registration, printing and postage fees. In return, the Fund will pay the
Advisor an Administrative Fee.

The fee payable by the Fund to the Advisor pursuant to the Administrative
Services Agreement is reduced by the amount of any credit received from the
Fund's custodian for cash balances.

Certain expenses of the Fund will not be borne by the Advisor under the
Administrative Services Agreement, such as taxes, brokerage, interest and extraordinary expenses; and the fees and expenses of the Independent Directors
(including the fees and expenses of their independent counsel). In addition, the
Fund will continue to pay the fees required by its Agreement with the Advisor.

Pursuant to an agreement between the Administrator and State Street Bank and
Trust Company, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the
Administrator, not by the Fund.

Pursuant to Deutsche Asset Management procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

                             FUND SERVICE PROVIDERS

Distributor and Underwriter

Distributor. The Corporation, on behalf of the Fund, has entered into a
Underwriting and Distribution Services Agreement (the "Distribution Agreement",
pursuant to which DIDI, 222 South Riverside Plaza, Chicago, IL 60606 as agent, serves as principal underwriter for the continuous offering of shares of the
Fund. DIDI, an affiliate of the Advisor, is a wholly owned subsidiary of
Deutsche Bank AG. DIDI has agreed to use its best efforts to solicit orders for the purchase of shares of the Fund, although it is not obligated to sell any particular amount of shares. The Distribution Agreement for the Fund, dated July
1, 2006, was initially approved by the Directors on June 28, 2006 and last approved on September 18, 2008. The Distribution Agreement continues in effect from year to year only if its continuance is approved at least annually by a vote of the Board members of the Fund including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

Under the Distribution Agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the fund to the public. The
Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

Although the Fund does not currently have a 12b-1 Plan for Class S shares, and the Directors have no current intention of adopting one, the Fund will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's Prospectus and the financial statements incorporated by reference into this Statement of Additional
Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110,
independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624,
serves as legal counsel to the Fund and the Independent Directors of the
Corporation.

Custodian, Transfer Agent and Shareholder Service Agent

Custodian. Brown Brothers Harriman and Co. (the "Custodian"), 40 Water Street,
Boston, Massachusetts 02109, serves as the Corporation's custodian pursuant to a
Custodian Agreement. Under its custody agreement with the Corporation, the
Custodian (i) maintains separate accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) accepts receipts and makes disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the
Fund's portfolio securities and (v) makes periodic reports to the Corporation's
Board of Directors concerning the Fund's operations. The Custodian is authorized to select one or more foreign or domestic banks or companies to serve as sub-custodian on behalf of the Fund, pursuant to Rule 17f-5 or the 1940 Act.

Transfer Agent and Shareholder Service Agent. DWS Investments Service Company
("DISC" or the "Transfer Agent"), 210 West 10th Street, Kansas City, Missouri
64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for all classes of the Fund.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 (as of
2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the
Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

For the fiscal year ended August 31, 2008, the amount charged to the Fund by
DISC aggregated $12,058, all of which was waived.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc.
("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are born by DISC, not by the Fund.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

For the fiscal year ended August 31 2007, the Fund paid brokerage commissions in the amount of $46,906. The Fund did not pay any affiliated brokerage commissions for the fiscal year ended August 31, 2007.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of August 31, 2008, the Fund held the following securities of its regular broker-dealers:

Name of Regular Broker or Dealer or Parent (Issuer)               Value of Securities Owned as of August 31, 2008
---------------------------------------------------               -----------------------------------------------

Allianz SE                                                                            $418

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by the Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet the Fund's objective.

For the fiscal year ended August 31, 2008 and August 31, 2007, the Fund's portfolio turnover rates were 197% and 127%, respectively.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value next determined after receipt by
DIDI will be confirmed at a price based on the net asset value ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to
Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Investments group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA)
with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS Investments Service Corporation
("DISC" or the "Transfer Agent"), will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the
Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the Fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

The Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders.
Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS
Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o    The  Fund's  consistency  with  DWS  Investments'  branding  and  long-term strategy;
o    The Fund's competitive performance;
o    The Fund's Morningstar rating;
o    The  length  of  time  the  Fund's  Portfolio  Managers  have  managed  the
     Fund/Strategy;
o    Market size for the fund category;
o    The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the
Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The
DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated
Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at:
www.dws-investments.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

o    403(b)(7)  Custodial   Accounts,   prototype  money  purchase  pension  and
     profit-sharing  plans.  Forms for existing plans are available  through the
     Shareholder Service Agent.

Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its Prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's
Prospectus.

The Fund may waive the minimum for purchases by trustees, directors, officers or employees of the Fund or the Advisor and its affiliates.

Class S shares of the Fund will generally not be available to new investors.

Eligible Class S Investors

A.   The following investors may purchase Class S shares of DWS Funds either (i)
     directly  from DWS  Investments  Distributors,  Inc.  ("DIDI"),  the Fund's
     principal underwriter;  or (ii) through an intermediary relationship with a financial  services  firm  established  with respect to the DWS Funds as of
     December 31, 2004.

     1.   Existing shareholders of Class S shares of any DWS Fund as of December
          31, 2004, and household members residing at the same address.

     2.   Shareholders   of  Class  S  of  any  DWS  Fund  who  became  Class  S
          shareholders  in connection with the  consolidation  of Class AARP and
          Class S on July 17, 2006 and  household  members  residing at the same address.

     3.   Shareholders who have owned Class S shares continuously since December
          31, 2004 and household  members  residing at the same address may open new accounts for Class S shares of any DWS Fund.

     4.   Any  participant  who has owned Class S shares of any DWS Fund through an employee sponsored  retirement,  employee stock, bonus,  pension or profit  sharing plan  continuously  since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

     5.   Any  participant  who owns  Class S shares  of any DWS Fund  through a retirement,  employee stock, bonus, pension or profit sharing plan may complete a direct  rollover to an IRA  account  that will hold Class S shares.  This applies to individuals  who begin their  retirement plan investments with a DWS Fund at any time,  including after December 31,
          2004.

     6.   Officers,  Fund Trustees and  Directors,  and full-time  employees and their family members, of the Advisor and its affiliates.

     7.   Class S shares are  available to any accounts  managed by the Advisor, any  advisory  products  offered  by the  Advisor  or DIDI  and to DWS
          Allocation Series or other fund of funds managed by the Advisor or its affiliates.

     8.   Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's  acquisition of
          Investments New Asia Fund, Inc. on April 17, 2006.

     9.   Shareholders   of  Class  S  of  any  DWS  Fund  who  became  Class  S
          shareholders in connection with the consolidation of Class M and Class
          S on  August  18,  2006 and  household  members  residing  at the same address.

     10.  Shareholders   of  Class  S  of  any  DWS  Fund  who  became  Class  S
          shareholders   in  connection  with  the  renaming  or  conversion  of
          Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

     1.   Broker-dealers,  banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a  comprehensive  or "wrap"
          fee program or other fee based program.

     2.   Any group retirement, employee stock, bonus, pension or profit-sharing plans.

     3.   Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

     4.   Persons who  purchase  shares  through a Health  Savings  Account or a
          Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $1,000 and maximum
$250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder
Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual
Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase
Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Redemptions

The Fund will impose a redemption fee of 2% of the total redemption amount
(calculated at net asset value) on all Fund shares redeemed or exchanged within
15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund.

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of the Fund next determined after receipt in good order by DIDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day
("trade date").

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the
Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, NY
Tax-Free Money Fund Investment, Money Market Fund Investment, Cash Management
Fund Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc.
Prime Series, Cash Reserve Fund, Inc. Treasury Series, Tax-Exempt California
Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently,
Tax-Exempt California Money Market Fund is available for sale only in
California.

Shareholders must obtain prospectuses of the fund of funds they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund.
Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities.
These securities will be chosen by the fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

                                    DIVIDENDS

The Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

The Fund intends to distribute dividends from its net investment income excluding short-term capital gains annually in December. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.   To  receive  income  and  short-term  capital  gain  dividends  in cash and long-term  capital gain  dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. See `Combined Purchases' for a listing of such other funds. To use this privilege of investing dividends of the Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks
(and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same class of the Fund unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the
Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

Taxation of the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a)  derive at least  90% of its gross  income  for each  taxable  year from (i)
     dividends, interest, payments with respect to certain securities loans, and gains from the sale or other  disposition  of stock,  securities or foreign currencies,  or other  income  (including  but not  limited  to gains  from options,  futures,  or  forward  contracts)  derived  with  respect  to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified  publicly traded  partnerships"
     (as defined below);

(b)  diversify  its  holdings so that,  at the end of each quarter of the Fund's taxable  year,  (i) at least 50% of the market  value of the  Fund's  total assets is represented by cash and cash items, U.S.  Government  securities, securities of other regulated  investment  companies,  and other securities limited in respect of any one issuer to a value not greater  than 5% of the value of the Fund's total  assets and not more than 10% of the  outstanding voting  securities of such issuer,  and (ii) not more than 25% of the value of the Fund's total assets is invested  (x) in the  securities  (other than those of the U.S.  Government or other regulated  investment  companies) of any one issuer or of two or more issuers  which the Fund controls and which are engaged in the same, similar,  or related trades or businesses,  or (y)
     in the securities of one or more qualified publicly traded partnerships (as
     defined   below).   In  the  case  of  the   Fund's   investment   in  loan
     participations,  the Fund shall treat both the financial  intermediary  and the issuer of the underlying  loan as an issuer for the purposes of meeting this diversification requirement; and

(c)  distribute with respect to each taxable year at least 90% of the sum of its investment  company  taxable  income  (as that term is  defined in the Code without  regard to the  deduction for  dividends  paid--generally,  taxable ordinary  income and the excess,  if any, of net  short-term  capital gains over net long-term capital losses) and net tax-exempt  interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) is now treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends
(including Capital Gain Dividends, as defined below).

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such distributions would be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before
January 1, 2011 and (ii) for the 70% dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98%
of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year.
Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either: (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011, "qualified dividend income"
received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than
61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend
(or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.
If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends
(other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

All distributions by the Fund result in a reduction in the net asset value of that Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

Dividends Received Deduction. If dividends from domestic corporations constitute a substantial portion of the Fund's gross income, a portion of the income distributions of such Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a fund are deemed to have been held by the
Fund or the shareholder, as the case may be, for less than 46 days during the
91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of shares of the
Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of the Fund will be treated as short-term gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received
(or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. If more than 50% of the Fund's assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion the qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. If the Fund does not make the election discussed above, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Passive Foreign Investment Companies. Equity investments by the Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax.
For example, the Fund may elect to treat a PFIC as a "qualified electing fund"
(a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the
Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Tax Effects of Certain Transactions. The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment. A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the
Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund's level.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the
Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The
Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations (including tax-exempt obligations), a portion of the original issue discount accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued original issue discount, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its redemption value (or its adjusted issue price if issued with original issue discount). Absent an election to include the market discount in income as it accrues, gain on the disposition of such an obligation will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the
Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the
Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund's hedging activities (including transactions, if any, in foreign currencies or foreign currency-denominated instruments) may produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii)
thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends)
paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of
U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the
Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S.
person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from
U.S.-source interest income that, in general, would not be subject to U.S.
federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating
183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status
(including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a foreign person has a trade or business in the
United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Considerations. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the
Fund's shares.

Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's
Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members of the Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Corporation or the Advisor (each, an "Independent Board Member") is
c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics,
                                  Bentley College; Trustee, Southwest Florida
                                  Community Foundation (charitable
                                  organization); former Directorships:
                                  Investment Company Institute (audit,
                                  executive, nominating committees) and
                                  Independent Directors Council (governance,
                                  executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum
                                  of Science; Public Radio International; former
                                  Directorships: American Public Television;
                                  Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational
                                  Telecommunications; Committee for Economic
                                  Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee,
                                  Pro Publica (2007-present) (charitable
                                  organization); formerly: Executive Vice
                                  President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983
                                  to 2004); Board Member, Investor Education
                                  (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(3) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         137
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of
                                  Deutsche Bank in Germany (1997-1999); various
                                  strategic and operational positions for
                                  Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment
                                  funds, tax driven instruments and asset
                                  management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Corporation and         Business Experience and
 Length of Time Served(7)         Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Corporation and         Business Experience and                                        in DWS Fund
 Length of Time Served(1)         Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)  The length of time  served  represents  the year in which the Board  Member joined the board of one or more DWS funds currently overseen by the Board.

(2)  Represents the year in which Ms. Driscoll was first  appointed  Chairperson of certain DWS funds.

(3)  A publicly held company with securities  registered  pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)  The mailing address of Axel Schwarzer is c/o Deutsche Investment Management
     Americas Inc., 345 Park Avenue,  New York, New York 10154. Mr. Schwarzer is
     an interested  Board Member by virtue of his positions  with Deutsche Asset
     Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)  Executive title, not a board directorship.

(6)  As a result of their  respective  positions  held with the  Advisor,  these individuals are considered  "interested  persons" of the Advisor within the meaning of the 1940 Act.  Interested  persons receive no compensation  from the Fund.

(7)  The length of time  served  represents  the year in which the  officer  was first elected in such capacity for one or more DWS funds.

(8)  Address: 345 Park Avenue, New York, New York 10154.

(9)  Address: One Beacon Street, Boston, Massachusetts 02108.

(10) Address: 280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

Paul H. Schubert:                     Vice President
Jason Vazquez:                        Vice President and AML Compliance Officer
Caroline Pearson:                     Secretary
Patricia DeFilippis:                  Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Fund's Board held nine (9) (for former NY Board) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate Governance Committee of the Fund's
Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Fund's Board performed similar functions and held six (6)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. During the calendar year 2007, the
Marketing/Distribution/Shareholder Service Committee of the Fund's Board
performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The
Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Fund's Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Expenses/Operations Committee and Valuation Committee
performed similar functions and each held nine (9) meetings and seven (7)
meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors'
conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the
Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each
Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                               Aggregate Compensation        Total Compensation
                             from DWS International Value      from Fund and
  Name of Board Member            Opportunities Fund        DWS Fund Complex(1)
  --------------------            ------------------        -------------------

  John W. Ballantine                       $0                      $215,000
  Henry P. Becton, Jr.(2)                 $28                      $200,000
  Dawn-Marie Driscoll(2)(3)               $35                      $253,000
  Keith R. Fox(2)                         $28                      $203,000
  Paul K. Freeman(4)                       $0                      $265,000
  Kenneth C. Froewiss(2)                  $28                      $200,000
  Richard J. Herring(2)                   $27                      $195,000
  William McClayton(5)                     $0                      $205,000
  Rebecca W. Rimel(2)                     $26                      $194,000
  William N. Searcy, Jr.(2)               $28                      $200,000
  Jean Gleason Stromberg(2)               $26                      $189,000
  Robert H. Wadsworth                      $0                      $245,250

(1)  The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)  Aggregate  compensation  includes  amounts  paid to the Board  Members  for special  meetings of ad hoc committees of the Board in connection  with the consolidation  of the DWS fund  boards  and  various  funds,  meetings  for considering fund expense simplification  initiatives,  and consideration of issues specific to the Fund's direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox,
     $1,000 for Mr.  Froewiss,  $1,000 for Dr.  Herring,  $5,000 for Ms.  Rimel,
     $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)  Includes  $50,000 in annual  retainer  fees  received  by Ms.  Driscoll  as
     Chairperson of certain DWS funds.

(4)  Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc  committee  in  connection  with board  consolidation  initiatives  and
     $50,000 in annual  retainer fees received by Dr.  Freeman as Chairperson of certain DWS funds.

(5)  Does not include $15,000 to be paid to Mr.  McClayton in calendar year 2008 for numerous  special meetings of an ad hoc committee of the former Chicago
     Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his  resignation  and the resignation of certain other board members of the
DB  Funds  on  July  30,  2002  (the  "Effective  Date"),  which  was  part of a restructuring of the boards overseeing the DB Funds,  Deutsche Asset Management,
Inc.  ("DAMI")  agreed to  recommend,  and, if necessary  obtain,  directors and officers  ("D&O")  liability  insurance  coverage  for the prior board  members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O  coverage  provided  to the prior  board  members  for the  six-year  period following  the Effective  Date. In the event that D&O insurance  coverage is not available in the commercial marketplace on commercially  reasonable terms from a
conventional   third  party   insurer,   DeAM  reserved  the  right  to  provide
substantially  equivalent  protection  in the form of an  indemnity or financial guarantee  from an  affiliate  of DeAM.  The D&O  policy in effect  prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of June 30, 2008.

                                Dollar Range of Beneficial           Aggregate Dollar Range of
                                         Ownership              Ownership in all Funds Overseen by
                                in DWS International Value                 Board Member
Board Member                        Opportunities Fund              in the DWS Fund Complex(1)
------------                        ------------------              --------------------------

Independent Board Member:
-------------------------

John W. Ballantine                        None                                Over $100,000
Henry P. Becton, Jr.                      None                                Over $100,000
Dawn-Marie Driscoll                       None                                Over $100,000
Keith R. Fox                              None                                Over $100,000
Paul K. Freeman                           None                                Over $100,000
Kenneth C. Froewiss                   $1 - $10,000                            Over $100,000
Richard J. Herring                        None                                Over $100,000
William McClayton                         None                                Over $100,000
Rebecca W. Rimel                          None                                Over $100,000
William N. Searcy, Jr.                    None                                Over $100,000
Jean Gleason Stromberg                    None                                Over $100,000
Robert H. Wadsworth                       None                                Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                            None                                Over $100,000

(1)  Securities  beneficially owned as defined under the 1934 Act include direct and/or indirect  ownership of securities where the Board Member's  economic interest is tied to the  securities,  employment  ownership and  securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities.  The dollar ranges are: None, $1-$10,000,
     $10,001-$50,000, $50,001-$100,000 and over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----

John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of November 7, 2008, the Board Members and officers of the Corporation owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of November 7, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS International Value Opportunities Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

CHARLES SCHWAB & CO INC                                       411,778.11                    68.88% of Class A
SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT
OF CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA  94104-4151

MLPF&S FOR THE SOLE BENEFIT OF                                 85,632.30                    37.29% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
SEC #97JS4
JACKSONVILLE FL  32246

MERRILL LYNCH PIERCE FENNER                                    83,918.26                    22.87% of Class S
& SMITH FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN SERVICE TEAM
JACKSONVILLE FL  32246-6484

LPL FINANCIAL                                                  19,251.85                    5.25% of Class S
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046

STATE STREET BANK & TRUST CO                                  263,114.57              39.13% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  261,333.15              38.86% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   84,751.20              12.6% of Institutional Class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   52,692.06              7.84% of Institutional Class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Directors of the Affected Funds, against certain liabilities the Independent Directors may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Directors ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Directors to the Funds or their shareholders to which the Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Director's duties as a director or trustee of the Affected
Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent
Directors or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

DWS International  Fund, Inc. (the  "Corporation") was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment  management  firm of Scudder,
Stevens  & Clark,  Inc.  On March 16,  1964,  the name of this  Corporation  was changed  to  Scudder  International  Investments  Ltd.  On July  31,  1975,  the
corporate  domicile  of this  Corporation  was  changed  to the US  through  the transfer  of its net  assets to a newly  formed  Maryland  corporation,  Scudder
International  Fund, Inc., in exchange for shares of the Corporation  which then were distributed to the  shareholders of the  Corporation.  On February 6, 2006, the name of the Corporation was changed from Scudder International Fund, Inc. to
DWS International Fund, Inc.

The authorized capital stock of the Corporation consists of 2,447,923,888 shares of a par value of $.01 each, which capital stock has been divided into six series: DWS International Fund, the original series; DWS Latin America Equity
Fund, organized in December 1992; DWS Europe Equity Fund, organized in October
1994; DWS Emerging Markets Equity Fund, organized in May 1996 and DWS
International Value Opportunities Fund organized in July 2006. Each series consists of 320 million shares, except for DWS International Fund which consists of 620,595,597 shares, DWS Latin America Equity Fund which consists of 340 million shares and DWS Europe Equity Fund which consists of 420 million shares.
DWS International Value Opportunities Fund is divided into four classes of shares: Class A, Class C, Class S and Institutional Class shares. Class A, C and
Institutional shares of the Fund are offered through a separate statement of additional information.

The Corporation is a Maryland corporation organized under the laws of Maryland and is governed by Amended and Restated Articles of Incorporation, as may be
further amended from time to time (the "Articles of Incorporation"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges and liquidation.
Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.

The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another Fund based on the relative net assets of such Fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.

Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same
Fund or class as the share), as the Board of Directors of the Corporation may establish or change from time to time and to the extent permitted under the 1940
Act.

The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting.
Special meetings of the shareholders of the Corporation, or of the shareholders of one or more Funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.

Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.

On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of
Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.

Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.

Subject to the requirements of applicable law and any procedures adopted by the
Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.

The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940
Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.
Payment for shares redeemed shall be made in cash or other property, or any combination thereof; provided, however, that the composition of any such payment
(e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).

Except as otherwise permitted by the Articles of Incorporation of the
Corporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of a fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such Fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the
Corporation in its sole discretion, and may be different among shareholders
(including differences among shareholders in the same fund or class).

The Corporation's Board of Directors supervises a fund's activities. The
Corporation adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the
"Plan") to permit the Corporation to establish a multiple class distribution system for its funds.

Under the Plan, each class of shares will represent interests in the same portfolio of investments of the series, and be identical in all respects to each other class, except as set forth below. The only differences among the various classes of shares of the Series will relate solely to: (a) different distribution fee payments or service fee payments associated with any Rule 12b-1
Plan for a particular class of shares and any other costs relating to implementing or amending such Rule 12b-1 Plan (including obtaining shareholder approval of such Rule 12b-1 Plan or any amendment thereto), which will be borne solely by shareholders of such class; (b) different service fee payments associated with a service plan for a specific class and any other costs relating to implementing or amending such service plan; (c) different account minimums;
(d) the bearing by each class of its Class Expenses, as defined below; (e) the voting rights related to any Rule 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and
(h) different class names and designations. Expenses currently designated as
"Class Expenses" by the Corporation's Board of Directors under the Plan include, for example, transfer agency fees attributable to a specific class and certain securities registration fees.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Fund, together with the Report of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated August 31, 2008, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional
Information.

                             ADDITIONAL INFORMATION

The CUSIP number of the class of DWS International Value Opportunities Fund offered herein is:

Class S:         23337R627

DWS International Value Opportunities Fund has a fiscal year ending August 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines

I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have
ISS vote their proxies in accordance with Taft Hartley voting Guidelines

------------------

(1)      For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.     POLICIES

1.       Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i)      adopting, monitoring and updating guidelines, attached as Exhibit A
         (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)     voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of
         AM's clients; and

(iii)    monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.       Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within Deutsche
Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms
(i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------------

(2)      The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o        The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
         Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.
The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A.       Procedures to Address Conflicts of Interest and Improper Influence
         ------------------------------------------------------------------

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

-----------------------

(3)      As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4)      The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche
Bank outside of the Private Client and Asset Management division ("PCAM")
regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of
Interest Management Sub-Committee. The Conflicts of Interest Management
Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of
Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest
Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee
may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of
Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management
Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest
Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy
Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor
Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies
         ----------------------------------------------------

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest
         -------------------------------------------------

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o        Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from
         CIB, and information barriers between AM and other affiliates.
         Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any
         Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Bank Americas Confidential and Inside
Information Policy, the Deutsche Asset Management Code of Ethics, the
Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code
of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o        AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o        The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         --       The proxy statement (and any additional solicitation
                  materials) and relevant portions of annual statements.
         --       Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
         --       Analyst worksheets created for stock option plan and share increase analyses.
         --       Proxy Edge print-screen of actual vote election.

o        AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and
         will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o        The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o        With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         --       The name of the issuer of the portfolio security;
         --       The exchange ticker symbol of the portfolio security (if
                  symbol is available through reasonably practicable means);
         --       The Council on Uniform Securities Identification Procedures
                  number for the portfolio security (if the number is available through reasonably practicable means);
         --       The shareholder meeting date;
         --       A brief identification of the matter voted on;
         --       Whether the matter was proposed by the issuer or by a security holder;
         --       Whether the company cast its vote on the matter;
         --       How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
                  and
         --       Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records
Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                  Attachment A - Global Proxy Voting Guidelines

   I     Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on
                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on
                  Multiple Boards

         J        Proposals to Establish Audit Committees

   II    Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

   III   Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

   IV    Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

   V     Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

   VI    Mergers & Acquisitions

   VII   Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

   VIII  Environmental Issues

   IX    Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1.       "For" proposals that require that a certain percentage (majority up to
         66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.       "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.       "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5.       "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as `independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1.       "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.       "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.       Proposals to Restrict Supervisory Board Members Service on Multiple
         Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.       "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.       "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for"
a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest.
Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a)       The company has a five year return on investment greater than the relevant industry index,

b)       All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)       No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)      The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)      The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)      The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2.       Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange
         Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o        the election of board members with positions on either remuneration or audit committees;

o        the election of supervisory board members with too many supervisory board mandates;

o        "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o        directly align the interests of members of management boards with those of shareholders;

o        establish challenging performance criteria to reward only above average performance;

o        measure performance by total shareholder return in relation to the market or a range of comparable companies;

o        are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in
AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the
Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1.       AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.       AM policy is also to vote "against" proposals to adopt the Mac Bride
         Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the
Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1.       AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2.       AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1.       AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.       AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.       AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1.       AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.       Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a
AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end)
investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                      APPENDIX B -- RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in

Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default.  The ratings of  obligations  in this category are based on their prospects for achieving  partial or full recovery in a  reorganization  or
liquidation  of  the  obligor.   While  expected   recovery  values  are  highly
speculative  and cannot be estimated with any precision,  the following serve as general  guidelines.  "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.

"DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated
"DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer;
and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are
"MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1"
are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of
"high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics"
will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch:  The highest ratings for state and municipal  short-term  obligations are
"F-1+," "F-1," and "F-2."

  AUGUST 31, 2008

Annual Report to Shareholders

DWS International Value Opportunities Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Directors and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider each fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 3.51%, 4.31% and 3.26% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/08
DWS International Value Opportunities Fund	1-Year	Life of Fund*
Class A	-10.72%	4.71%
Class C	-11.43%	3.92%
Institutional Class	-10.56%	5.03%
MSCI EAFE Index+	-14.41%	2.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 8/31/08	$ 10.66	$ 10.64	$ 10.67
8/31/07	$ 12.27	$ 12.25	$ 12.27
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .09	$ —	$ .12
Capital Gain Distributions	$ .25	$ .25	$ .25
Class A Lipper Rankings — International Large-Cap Value Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	74	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS International Value Opportunities Fund — Class A [] MSCI EAFE Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/08
DWS International Value Opportunities Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$8,414	$10,407
	Average annual total return	-15.86%	1.87%
Class C	Growth of $10,000	$8,857	$10,864
	Average annual total return	-11.43%	3.92%
MSCI EAFE Index+	Growth of $10,000	$8,559	$10,543
	Average annual total return	-14.41%	2.47%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS International Value Opportunities Fund — Institutional Class [] MSCI EAFE Index+

Comparative Results as of 8/31/08
DWS International Value Opportunities Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$894,400	$1,111,400
	Average annual total return	-10.56%	5.03%
MSCI EAFE Index+	Growth of $1,000,000	$855,900	$1,054,300
	Average annual total return	-14.41%	2.47%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 3.33% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/08
DWS International Value Opportunities Fund	1-Year	Life of Fund*
Class S	-10.62%	4.93%
MSCI EAFE Index+	-14.41%	2.47%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/08	$ 10.67
8/31/07	$ 12.27
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .11
Capital Gain Distributions	$ .25
Class S Lipper Rankings — International Large-Cap Value Funds Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	74	6

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS International Value Opportunities Fund — Class S [] MSCI EAFE Index+

Comparative Results as of 8/31/08
DWS International Value Opportunities Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$8,938	$11,092
	Average annual total return	-10.62%	4.93%
MSCI EAFE Index+	Growth of $10,000	$8,559	$10,543
	Average annual total return	-14.41%	2.47%

The growth of $10,000 is cumulative.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2008 to August 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 892.10	$ 888.90	$ 892.80	$ 893.60
Expenses Paid per $1,000*	$ 7.70	$ 11.49	$ 6.47	$ 6.57
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,016.99	$ 1,012.97	$ 1,018.30	$ 1,018.20
Expenses Paid per $1,000*	$ 8.21	$ 12.25	$ 6.90	$ 7.00
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS International Value Opportunities Fund	1.62%	2.42%	1.36%	1.38%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS International Value Opportunities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS International Value Opportunities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Klaus Kaldemorgen

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1982 and the fund in 2006.

• Head of Equities: Germany; senior portfolio manager of international equities; Managing Director of DWS Investment GmbH: Frankfurt.

• Master's degree in economics, Johannes-Gutenberg University, Mainz.

Carmen Weber, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management and the fund in 2006.

• Senior portfolio manager for Global Equities: Frankfurt.

• Prior to that, Head of Growth and Equity Funds at Metzler.

• Over 13 years of investment industry experience.

• BA, University of Siegen, Germany.

In the following interview, the portfolio management team discusses the recent market environment and DWS International Value Opportunities Fund's strategy during the 12-month period ended August 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the international stock markets perform during the annual period?

A: International equities performed poorly during the year under review, returning -14.41% as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.1 The factors underlying the downturn in the overseas markets were largely the same as those that pressured performance in the United States. Foremost among these was the fallout from the US housing and credit crises, the effects of which weighed on economic growth worldwide. Additionally, a number of countries — including the United Kingdom, Ireland and Spain — suffered their own sharp declines in property values. Also hurting stock market performance was the spike in the price of oil, which threatened to crimp corporate profit margins and increase inflation pressures.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

As was the case in the US stock market, this combination of factors led to underperformance for the types of stocks most vulnerable to these issues: financial, real estate and consumer shares. At the same time, stocks with exposure to rising commodity prices, including those in the energy and materials sectors, generally outperformed.

Continuing a trend that has been in place for several years, currency performance was generally helpful to US-based investors. When the fund buys shares traded on foreign exchanges, it must first convert its US dollars into foreign currencies. As a result, a decline in the dollar — and corresponding rise in the value of foreign currencies — increases the value of its investments. The dollar was indeed weak for much of the past year, cushioning some of the downside for US investors.

Q: How did the fund perform?

A: Although the negative market environment caused the fund to lose ground on an absolute basis, it nonetheless outperformed both its benchmark and its peer group. For the 12 months ended August 31, 2008, the total return of the fund's Class A shares was -10.72%, ahead of the -14.41% return of the MSCI EAFE Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

We are also pleased to report that the fund's one-year return placed its Class A shares fifth among the 74 funds in the Lipper International Large-Cap Value Funds category.2

2 The Lipper International Large-Cap Value Fund's category is comprised of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-US BMI.

How is the fund managed?

"Our investment approach combines both bottom-up stock picking and a top-down, thematic component. We are strict value investors in that we look for stocks that are attractively valued by traditional measures, such as lower price-to-book ratios, higher dividend yields and stable cash flows. Most important, we look to invest in stocks that are fundamentally mispriced and where there is a catalyst for a positive re-pricing to occur over time. Our goal is to construct a focused portfolio of what we see as the 50-70 best investment ideas in the international markets, even if this causes the portfolio's sector and regional weightings to deviate from the benchmark index. We believe having the flexibility to invest in smaller off-benchmark companies is critical to achieving long-term outperformance.

While the primary focus of the fund is on individual stock selection, the top-down component plays an important part in determining where we look for opportunities. We use a wide range of inputs to assess the broader investment environment, including the global economic cycle, valuations, investor sentiment, growth trends, interest rates, money flows and trends in demographics, politics and technology."

Portfolio Manager Carmen Weber

Q: What elements of the fund's positioning made the largest contribution to performance?

A: One of the most important factors in the fund's relative outperformance was our decision to hold a substantial underweight in financial stocks, the worst-performing segment of the market.3 Notably, none of the fund's holdings in financials are banking stocks, but rather diversified financial companies such as Allianz SE. The underweight in financials was based not just on individual company fundamentals, but also on our analysis of the broader factors affecting the market. In our view, this illustrates the potential value of incorporating both top-down and bottom-up analysis.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

We delivered the largest margin of outperformance in information technology, a sector that came under pressure due to concerns that slower growth would result in slower spending on technology by both consumers and businesses. Our leading contributor in IT was Landi Ranzo SpA, an Italian company that makes a device that can be built into cars to help them achieve greater fuel efficiency. This product has become more economical for consumers following the rapid rise in gas prices, helping the company to generate rising sales growth worldwide. Germany's SAP AG also made a positive contribution within technology. SAP has underperformed for years, which enabled us to establish a position at an attractive valuation level. Investors have since begun to recognize that the company features good technology, a market-leading position and the ability to grow its revenues in both up and down markets. SAP's valuation has been re-rated upward as a result, helping it to deliver a robust gain at a time when most tech stocks lost ground.

The consumer sector also proved to be a strong area for the fund. In the consumer staples group, the top performer was Danisco A/S, a Danish stock that rose sharply after the company announced a restructuring initiative that was well received by investors. And in the consumer discretionary sector, two UK-based companies — Punch Taverns PLC and Compass Group PLC — both performed very well at a time when most stocks in this group lost ground on concerns about slowing consumer spending.

Q: What detracted from the fund's results?

A: Our stock selection was least effective in the telecommunications, utilities and energy sectors. The largest individual detractor was Telenor ASA, a Norwegian telecom that generates a large portion of its revenues from the emerging markets. Telenor lost ground in the final months of the period when virtually any stock with emerging-markets exposure was hurt by concerns about slowing global growth. We believe the stock is very inexpensive at these levels, however, and we continue to view its extensive business in the developing world as a long-term positive.

In utilities, the Spanish company Sociedad General de Aguas de Barcelona SA lagged largely as a result of the substantial underperformance of Spain's stock market. We continue to hold the stock in the fund, as it has been bid for by a rival and was trading at a significant discount to the proposed purchase price as of the close of the period.

Also weighing on performance was Gazprom, a Russian energy stock that fell sharply following the country's invasion of Georgia and the resulting increase in the perceived political risk associated with investing in Russia.

Q: Has the down market created opportunities for your value-oriented approach?

A: Yes. While volatility can be unsettling for individual investors, we look at it as an opportunity to purchase discounted shares of stocks on our "buy list." Earlier in the period, our decision to eliminate the fund's positions in financial stocks caused us to build a larger-than-normal cash position. At its peak, this cash weighting reached nearly 20% of the fund's net assets. As the year has progressed, we have put much of this cash back to work as opportunities have become available. For instance, the sell-off in Hong Kong sparked a decline in two utility stocks, CLP Holdings Ltd. and HongKong Electric Holdings Ltd. Both have strong balance sheet structures and high cash flows and we view them as defensive investments at a time of turmoil in the world economy. We also added Rio Tinto PLC to the portfolio after a broader downturn in the mining sector caused its shares to lose over a third of their value in just a matter of months. British Energy Group PLC, a supplier of nuclear power, also declined to a level that we believed was compelling given its interesting collection of assets.

We believe this approach — using volatility to selectively buy stock in fundamentally sound companies at attractive valuations — is the one of the most important ways we can add value in a down market.

Q: What is your overall view on the international equity markets?

A: We retain a cautious view on the broader investment environment. The International Monetary Fund has cut its 2009 estimate for global growth to 2.6%, which would represent a significant slowdown from the levels of recent years. It is therefore reasonable to expect further reductions to analysts' earnings estimates. While this outlook may appear negative on the surface, a difficult environment gives us the chance to generate outperformance through the strength of our individual stock selection. In an investment universe as large as the international markets, we believe there will always be compelling value opportunities for those who know where to look. Market trends are transitory, but we believe the value approach is timeless in its ability to separate the winners from the losers over the long term.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/08	8/31/07

Common Stocks	97%	99%
Cash Equivalents	2%	—
Preferred Stocks	1%	1%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/08	8/31/07

Europe (excluding the United Kingdom)	66%	65%
United Kingdom	18%	25%
Japan	10%	6%
United States and Canada	—	2%
Pacific Basin	4%	2%
Latin America	2%	—
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	8/31/08	8/31/07

Industrials	23%	19%
Utilities	15%	8%
Energy	13%	9%
Health Care	12%	—
Consumer Discretionary	10%	4%
Financials	8%	22%
Information Technology	6%	4%
Telecommunication Services	6%	6%
Consumer Staples	4%	9%
Materials	3%	19%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2008 (27.0% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores for, produces and refines petroleum	Netherlands	4.0%
2. Oesterreichische Elektrizitaetswirtschafts AG Generates and distributes electricity	Austria	2.8%
3. Stagecoach Group PLC Provides and operates public transportation services	United Kingdom	2.7%
4. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	2.7%
5. Landi Renzo SpA Manufactures auto components	Italy	2.6%
6. GlaxoSmithKline PLC Develops, manufactures, and markets vaccines and medicines	United Kingdom	2.5%
7. Danisco A/S Develops, produces and markets food ingredients	Denmark	2.5%
8. Total SA Produces, refines, transports, and markets oil and natural gas	France	2.5%
9. IVG Immobilien AG Owns, develops and manages real estate	Germany	2.4%
10. Demag Cranes AG Manufactures cranes	Germany	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2008

	Shares	Value ($)

Common Stocks 98.3%
Austria 2.8%
Oesterreichische Elektrizitaetswirtschafts AG "A" (Verbund) (Cost $475,851)	7,000	529,139
Brazil 2.0%
Petroleo Brasileiro SA (ADR) (Cost $336,945)	7,000	369,180
Denmark 4.2%
A P Moller-Maersk A/S "B"	30	335,474
Danisco A/S	7,000	467,863
(Cost $758,673)		803,337
Finland 2.4%
Metso Corp.	5,000	195,130
Nokia Oyj	10,000	251,597
(Cost $456,393)		446,727
France 4.7%
Sanofi-Aventis SA	6,000	425,963
Total SA	6,500	467,301
(Cost $945,229)		893,264
Germany 26.7%
Allianz SE (Registered)	2,500	417,561
Custodia Holding AG	60	45,323
Daimler AG (Registered)	5,500	321,462
Daldrup & Soehne AG*	5,000	242,107
Demag Cranes AG	8,000	437,973
Deutsche Lufthansa AG (Registered)	15,000	322,796
Deutsche Telekom AG (Registered)	20,000	331,649
E.ON AG	6,000	350,574
INTERSEROH AG	4,000	325,161
IVG Immobilien AG	25,000	461,280
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,000	311,452
Norddeutsche Affinerie AG	7,000	324,450
Roth & Rau AG*	4,000	205,513
SAP AG	5,000	280,029
Software AG	4,000	293,378
Vossloh AG	3,000	391,362
(Cost $5,359,766)		5,062,070
Hong Kong 3.7%
CLP Holdings Ltd.	40,000	325,609
HongKong Electric Holdings Ltd.	60,000	380,560
(Cost $685,064)		706,169
Italy 4.1%
Eni SpA	9,000	293,044
Landi Renzo SpA	70,000	487,610
(Cost $694,590)		780,654
Japan 9.5%
Eisai Co., Ltd.	10,000	397,949
Fields Corp.	200	411,871
Mitsubishi Corp.	13,000	360,011
Tokyo Electron Ltd.	5,000	283,815
Tokyo Marine Holdings, Inc.	10,000	339,655
(Cost $1,858,966)		1,793,301
Netherlands 5.3%
Koninklijke Vopak NV	4,091	241,155
Royal Dutch PLC "A" (b)	10,015	350,091
Royal Dutch PLC "A" (b)	12,000	419,429
(Cost $1,038,304)		1,010,675
Norway 1.7%
Telenor ASA (Cost $479,037)	20,000	314,319
Russia 1.5%
Gazprom (ADR) (Cost $393,563)	7,000	273,000
Spain 2.9%
Iberdrola SA	20,000	241,038
Sociedad General de Aguas de Barcelona SA "A"	13,000	309,743
(Cost $761,179)		550,781
Switzerland 8.6%
Nestle SA (Registered)	8,000	352,542
Novartis AG (Registered)	7,500	418,565
OC Oerlikon Corp. AG (Registered)*	1,500	350,755
Roche Holding AG (Genusschein)	3,000	505,716
(Cost $1,679,354)		1,627,578
United Kingdom 18.2%
British Energy Group PLC	20,000	268,040
Centrica PLC	60,000	357,114
Compass Group PLC	60,000	399,549
De La Rue PLC	25,000	400,612
GlaxoSmithKline PLC	20,000	470,739
Punch Taverns PLC	45,000	237,981
Rio Tinto PLC	3,800	361,580
Stagecoach Group PLC	90,000	522,972
Vodafone Group PLC	170,000	435,436
(Cost $3,551,338)		3,454,023
Total Common Stocks (Cost $19,474,252)		18,614,217

Preferred Stocks 1.3%
Germany
Eurokai KGaA (Cost $282,807)	3,500	255,988

Cash Equivalents 2.0%
Cash Management QP Trust, 2.44% (a) (Cost $378,234)	378,234	378,234
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $20,135,293)+	101.6	19,248,439
Other Assets and Liabilities, Net	(1.6)	(305,705)
Net Assets	100.0	18,942,734
* Non-income producing security
+ The cost for federal income tax purposes was $20,195,510. At August 31, 2008, net unrealized depreciation for all securities based on tax cost was $947,071. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $639,265 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,586,336.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2008
Assets
Investments:
Investments in securities, at value (cost $19,757,059)	$ 18,870,205
Investment in Cash Management QP Trust (cost $378,234)	378,234
Total investments, at value (cost $20,135,293)	19,248,439
Foreign currency, at value (cost $144,993)	143,453
Receivable for Fund shares sold	23,674
Dividends receivable	22,390
Interest receivable	3,939
Foreign taxes recoverable	27,097
Due from Advisor	6,964
Other assets	30,111
Total assets	19,506,067
Liabilities
Payable for investments purchased	457,224
Other accrued expenses and payables	106,109
Total liabilities	563,333
Net assets, at value	$ 18,942,734
Net Assets Consist of
Undistributed net investment income	480,270
Net unrealized appreciation (depreciation) on: Investments	(886,854)
Foreign currency	(4,802)
Accumulated net realized gain (loss)	(1,433,576)
Paid-in capital	20,787,696
Net assets, at value	$ 18,942,734

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,189,624 ÷ 486,755 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 10.66
Maximum offering price per share (100 ÷ 94.25 of $10.66)	$ 11.31

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,533,791 ÷ 238,203 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)
$ 10.64
Class S Net Asset Value, offering and redemption price(a) per share ($3,954,561 ÷ 370,769 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 10.67
Institutional Class Net Asset Value, offering and redemption price(a) per share ($7,264,758 ÷ 681,034 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 10.67
(a) Redemption price per share held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $67,177)	$ 540,924
Interest	18,874
Interest — Cash Management QP Trust	60,998
Total Income	620,796
Expenses: Management fee	178,309
Administration fee	23,391
Distribution and service fees	47,478
Services to shareholders	21,598
Custodian fee	46,251
Legal	24,390
Audit and tax fees	66,460
Directors' fees and expenses	3,112
Interest expense on foreign cash overdrafts	11,405
Reports to shareholders	45,033
Registration fees	51,422
Other	13,648
Total expenses before expense reductions	532,497
Expense reductions	(177,135)
Total expenses after expense reductions	355,362
Net investment income (loss)	265,434
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(822,250)
Foreign currency	(39,275)
(861,525)
Change in net unrealized appreciation (depreciation) on: Investments	(2,087,586)
Foreign currency	(1,182)
(2,088,768)
Net gain (loss)	(2,950,293)
Net increase (decrease) in net assets resulting from operations	$ (2,684,859)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2008	2007
Operations: Net investment income (loss)	$ 265,434	$ 170,538
Net realized gain (loss)	(861,525)	81,683
Change in net unrealized appreciation (depreciation)	(2,088,768)	1,060,455
Net increase (decrease) in net assets resulting from operations	(2,684,859)	1,312,676
Distributions to shareholders from: Net investment income: Class A	(35,199)	(16,016)
Class C	—	(3,012)
Class S	(35,967)	(23,240)
Institutional Class	(87,410)	(19,427)
Net realized gains: Class A	(100,339)	—
Class C	(74,225)	—
Class S	(79,363)	—
Institutional Class	(182,409)	—
Total distributions	(594,912)	(61,695)
Fund share transactions: Proceeds from shares sold	11,958,171	14,430,162
Reinvestment of distributions	529,429	59,784
Cost of shares redeemed	(10,631,405)	(636,733)
Redemption fees	231	742
Net increase (decrease) in net assets from Fund share transactions	1,856,426	13,853,955
Increase (decrease) in net assets	(1,423,345)	15,104,936
Net assets at beginning of period	20,366,079	5,261,143
Net assets at end of period (including undistributed net investment income of $480,270 and $83,529, respectively)	$ 18,942,734	$ 20,366,079

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.19	.02
Net realized and unrealized gain (loss)	(1.41)	1.93	.23
Total from investment operations	(1.27)	2.12	.25
Less distributions from: Net investment income	(.09)	(.10)	—
Net realized gains	(.25)	—	—
Total distributions	(.34)	(.10)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.66	$ 12.27	$ 10.25
Total Return (%)[c,d]	(10.72)	20.67	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	1
Ratio of expenses before expense reductions (%)	2.43	4.51	9.51*
Ratio of expenses after expense reductions (%)	1.61[e]	2.05[e]	1.56*
Ratio of net investment income (loss) (%)	1.17	1.62	1.74*
Portfolio turnover rate (%)	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.57% and 1.51% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.25	$ 10.23	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.10	.01
Net realized and unrealized gain (loss)	(1.41)	1.93	.22
Total from investment operations	(1.36)	2.03	.23
Less distributions from: Net investment income	—	(.01)	—
Net realized gains	(.25)	—	—
Total distributions	(.25)	(.01)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.64	$ 12.25	$ 10.23
Total Return (%)[c,d]	(11.43)	19.90	2.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	1
Ratio of expenses before expense reductions (%)	3.16	5.31	10.26*
Ratio of expenses after expense reductions (%)	2.37[e]	2.85[e]	2.31*
Ratio of net investment income (loss) (%)	.41	.82	.99*
Portfolio turnover rate (%)	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 2.32% and 2.31% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.21	.03
Net realized and unrealized gain (loss)	(1.41)	1.94	.22
Total from investment operations	(1.24)	2.15	.25
Less distributions from: Net investment income	(.11)	(.13)	—
Net realized gains	(.25)	—	—
Total distributions	(.36)	(.13)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.67	$ 12.27	$ 10.25
Total Return (%)[c]	(10.62)	21.07	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	1
Ratio of expenses before expense reductions (%)	2.27	4.33	9.44*
Ratio of expenses after expense reductions (%)	1.37[d]	1.85[d]	1.31*
Ratio of net investment income (loss) (%)	1.41	1.82	1.99*
Portfolio turnover rate (%)	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.31% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.27	$ 10.25	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.17	.22	.03
Net realized and unrealized gain (loss)	(1.40)	1.93	.22
Total from investment operations	(1.23)	2.15	.25
Less distributions from: Net investment income	(.12)	(.13)	—
Net realized gains	(.25)	—	—
Total distributions	(.37)	(.13)	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 10.67	$ 12.27	$ 10.25
Total Return (%)[c]	(10.56)	21.23	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	1
Ratio of expenses before expense reductions (%)	2.11	4.26	9.12*
Ratio of expenses after expense reductions (%)	1.37[d]	1.80[d]	1.26*
Ratio of net investment income (loss) (%)	1.41	1.87	2.04*
Portfolio turnover rate (%)	197	127	7**
[a] For the period from July 5, 2006 (commencement of operations) to August 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] Ratio includes interest expense incurred on foreign cash overdrafts. Interest income earned on domestic cash balances is included in income from investment operations. The ratio of expenses after expense reductions excluding interest expense was 1.32% and 1.26% for the years ended August 31, 2008 and 2007, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS International Value Opportunities Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also enter into forward foreign currency exchange contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

From November 1, 2007 through August 31, 2008, the Fund incurred approximately $1,373,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending August 31, 2009.

The Fund has reviewed the tax positions of both of the two open tax periods as of August 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal periods remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 481,056
Net unrealized appreciation (depreciation) on investments	$ (947,071)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2008	2007
Distributions from ordinary income*	$ 461,684	$ 61,695
Distributions from long-term capital gains	$ 133,228	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $41,691,116 and $39,419,536, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.80%
Next $500 million of such net assets	.78%
Next $1.0 billion of such net assets	.76%
Over $2.0 billion of such net assets	.74%

For the period from September 1, 2007 through September 30, 2007 the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.56%
Class C	2.31%
Class S	1.31%
Institutional Class	1.26%

Effective October 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxers brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.57%
Class C	2.32%
Class S	1.32%
Institutional Class	1.32%

Accordingly, for the year ended August 31, 2008, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $162,370 and the amount charged aggregated $15,939, which resulted in an annual effective rate of 0.07% of the Fund's average daily net assets.

In addition, the Advisor reimbursed $2,137 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets and prior to October 1, 2007 a $50,000 minimum per year, whichever was greater, computed and accrued daily and payable monthly. For the year ended August 31, 2008, the Advisor received an Administration Fee of $23,391, of which $1,718 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2008
Class A	$ 3,944	$ 3,944	$ —
Class C	2,060	2,060	—
Class S	5,795	5,795	—
Institutional Class	259	259	—
	$ 12,058	$ 12,058	$ —

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2008, the Distribution Fee was as follows.

Distribution Fee	Total Aggregated	Unpaid at August 31, 2008
Class C	$ 28,085	$ 1,861

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2008	Annual Effective Rate
Class A	$ 11,141	$ 399	$ 1,031.21%
Class C	8,252	56	581.22%
	$ 19,393	$ 455	$ 1,612

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2008 aggregated $2,680.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2008, DIDI received $239 for Class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,096, of which $7,967 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended August 31, 2008, the Fund paid its allocated portion of the retirement benefit of $115 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2008, other affiliated funds held approximately 38% of the outstanding shares of the Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	416,867	$ 5,163,515	128,599	$ 1,480,435
Class C	111,205	1,397,746	148,044	1,662,892
Class S	251,371	3,065,020	220,259	2,563,378
Institutional Class	195,048	2,331,890	698,511	8,723,457
		$ 11,958,171		$ 14,430,162
Shares issued to shareholders in reinvestment of distributions
Class A	9,652	$ 121,806	1,348	$ 15,264
Class C	4,120	52,175	224	2,548
Class S	6,791	85,629	1,995	22,545
Institutional Class	21,397	269,819	1,719	19,427
		$ 529,429		$ 59,784
Shares redeemed
Class A	(194,944)	$ (2,258,967)	(9,258)	$ (110,416)
Class C	(151,040)	(1,734,492)	(2,232)	(26,754)
Class S	(206,973)	(2,425,454)	(28,805)	(339,920)
Institutional Class	(346,776)	(4,212,492)	(13,865)	(159,643)
		$ (10,631,405)		$ (636,733)
Redemption fees		$ 231		$ 742
Net increase (decrease)
Class A	231,575	$ 3,026,355	120,689	$ 1,385,362
Class C	(35,715)	(284,571)	146,036	1,638,705
Class S	51,189	725,425	193,449	2,246,647
Institutional Class	(130,331)	(1,610,783)	686,365	8,583,241
		$ 1,856,426		$ 13,853,955

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS International Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS International Value Opportunities Fund (the "Fund") at August 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 27, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.077 per share from long-term capital gains during its year ended August 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $97,000 as capital gain dividends for its year ended August 31, 2008, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $62,149 and earned $367,960 of foreign source income during the year ended August 31, 2008. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.035 per share as foreign taxes paid and $0.207 per share as income earned from foreign sources for the year ended August 31, 2008.

For Federal Income Tax purposes, the Fund designates $669,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of August 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DNVAX	DNVCX	DNVSX	DNVIX
CUSIP Number	23337R 650	23337R 643	23337R 627	23337R 635
Fund Number	455	755	2355	591

PART C: OTHER INFORMATION

Item 15.	Indemnification

Article 4.2 of the Registrant’s Articles of Incorporation (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Articles of Incorporation does not protect any person against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the directors who is not an “interested director” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Director”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Agreement and Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Directors’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the directors who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Directors”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Directors by Deutsche Bank in connection with the Independent Directors’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Directors) and consultants, whether retained by the Registrant or the Non-interested Directors, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Directors against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Directors, arising from the Private Litigation and Enforcement, including without limitation:

1. all reasonable legal and other expenses incurred by the Non-interested Directors in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and expenses incurred by any Non-interested Director in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or expense incurred by any Non-interested Director as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Directors or acting otherwise) for the benefit of the Non-interested Director, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or expense incurred by any Non-interested Director, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Director is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5. all liabilities and expenses incurred by any Non-interested Director in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Director (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Director ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Director to the Registrant or its shareholders to which such Non-interested Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Director’s duties as a Director of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Non-interested Director with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Director’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Director’s duties as a Director of the Registrant, such Non-interested Director has undertaken to repay such costs or expenses to DIMA.

On November 14, 2007, the Registrant and DIMA entered into an agreement that provides certain retiring Non-interested Directors certain assurances regarding continuation of insurance and indemnification rights. More specifically, the agreement provides that the Registrant shall take all actions reasonably necessary to assure that the retirement of certain Non-interested Directors and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of those Non-interested Directors to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that those Non-interested Directors may incur or suffer arising from or with respect to those Non-interested Directors’ service in such capacity, except to the extent that the consolidated Board determines in the exercise of its duties to modify the rights of all Board members, past and present, without distinction. It is understood that any such modification of rights shall not, without the written consent of the Non-interested Directors, serve to modify any contractual rights that the Non-interested Directors may have under any agreement to which the Non-interested Directors and the Registrant are parties.

For the six-year period following the election or appointment of members of the consolidated Board, the Registrant currently expect to maintain, D&O/E&O Insurance and IDL Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Registrant and all funds overseen by the consolidated Board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance; subject however to the right of the consolidated Board in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the Registrant provided that any such reduction in coverage apply equally to their present and former Directors.

Pursuant to the agreement, DIMA has agreed that the retirement of the Non-interested Directors under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Non-interested Directors may have under any agreement of indemnification between an Non-interested Directors and DIMA, including without limitation agreements of indemnification currently in effect with respect to matters related to market timing and matters related to merged or liquidated funds. Upon request made by any Non-interested Directors, DIMA has agreed to execute a separate instrument confirming the existence and continuation of any such agreement of indemnification.

In addition, pursuant to the agreement, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Non-interested Directors sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA’s discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Non-interested Directors substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such Non-interested Director.

Item 16.	Exhibits

(1)	(a)	Articles of Amendment and Restatement of the Registrant dated June 23, 2006. (Incorporated by reference to Post-Effective Amendment No. 107 to the Registrant’s registration statement on Form N-1A (the “Registration Statement”), as filed on June 30, 2006.)

	(b)	Articles Supplementary dated June 29, 2006. (Incorporated by reference to Post-Effective Amendment No. 107 to the Registration Statement, as filed on June 30, 2006.)

	(c)	Articles Supplementary dated January 29, 2008. (Incorporated by reference to Post-Effective Amendment No. 113 to the Registration Statement, as filed on December 1, 2008.)

	(d)	Articles Supplementary dated February 12, 2008. (Incorporated by reference to Post-Effective Amendment No. 113 to the Registration Statement, as filed on December 1, 2008.)

(2)	(a)	Amended and Restated By-Laws of the Registrant dated April 1, 2008. (Incorporated by reference to Post-Effective Amendment No. 113 to the Registration Statement, as filed on December 1, 2008.)

(3)		Inapplicable.

(4)		The Agreement and Plan of Reorganization is attached as Exhibit A to Part A of this registration statement on Form N-14.

(5)	(a)	Articles V, VI, and VII and VIII of the Articles of Amendment and Restatement included in response to Item 16(1) of this Part C.

	(b)	Articles 5, 8 and 9 of the Bylaws of the Registrant included in response to Item 16(2) of this Part C.

(6)	(a)	Amended and Restated Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated June 1, 2006. (Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement, as filed on December 1, 2006.)

	(b)	Investment Sub-Advisory Agreement between the Deutsche Investment Management Americas Inc., in regards to DWS International Value Opportunities Fund, and Deutsche Asset Management International GmbH, dated July 3, 2006. (Incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-158137), as filed on March 23, 2009.)

(7)	(a)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc. dated September 30, 2002. (Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement, as filed on November 1, 2002.)

(8)		Not applicable.

(9)	(a)	Amended and Restated Master Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated October 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement, as filed on February 27, 2009.)

	(b)	Form of Amendment to Amended and Restated Master Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated February 17, 2009. (Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement, as filed on February 27, 2009.)

	(c)	Amended and Restated Global Custody Agreement dated September 29, 2008 and amended October 17, 2008, between the Registrant and JP Morgan Chase Bank, N.A. (Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement, as filed on February 27, 2009.)

(10)	(a)	Rule 12b-1 Plan for Scudder International Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

	(b)	Rule 12b-1 Plan for Scudder Emerging Markets Growth Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

	(c)	Rule 12b-1 Plan for Scudder Greater Europe Growth Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

	(d)	Rule 12b-1 Plan for Scudder Latin America Fund Classes A, B and C shares, dated December 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

	(e)	Rule 12b-1 Plan for DWS International Value Opportunities Fund - Class A shares, dated July 5, 2006. (Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement, as filed on December 1, 2006.)

	(f)	Rule 12b-1 Plan for DWS International Value Opportunities Fund - Class C shares, dated July 5, 2006. (Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement, as filed on December 1, 2006.)

	(g)	Amended and Restated Plan with respect to the Registrant pursuant to Rule 18f-3 dated October 12, 2004. (Incorporated by reference to Post-Effective Amendment No. 100 to the Registration Statement, as filed on December 2, 2004.)

(11)		Form of Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation, including consent, is filed herein.

(12)		Form of Opinion of Ropes & Gray LLP as to Tax Matters, including consent, is filed herein.

(13)	(a)	Agency Agreement between the Registrant and DWS Scudder Investments Service Company, dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 110 to the Registration Statement, as filed on November 30, 2007.)

	(b)	Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Scudder Distributors, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement, as filed on March 1, 2001.)

	(c)	Letter of Indemnity to the Scudder Funds dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement, as filed on December 2, 2005.)

	(d)	Letter of Indemnity to the Scudder Funds dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement, as filed on December 2, 2005.)

	(e)	Letter of Indemnity to the Independent Directors dated October 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 102 to the Registration Statement, as filed on December 2, 2005.)

	(f)	Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated October 1, 2008. (Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement, as filed on February 27, 2009.)

	(g)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Investments Distributors Inc. and certain financial intermediaries. (Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement, as filed on February 27, 2009.)

	(h)	Form of Expense Limitation Agreement. (Incorporated by reference to Post-Effective Amendment No. 114 to the Registration Statement, as filed on February 27, 2009.)

(14)		Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to DWS Japan Equity Fund and DWS International Value Opportunities Fund, is filed herein.

(15)		Not applicable.

(16)		Power of Attorney. (Incorporated by reference to the Registrant’s registration statement on Form N-14 (File No. 333-158137), as filed on March 23, 2009.)

(17)		Not applicable.

Item 17. Undertakings

(1)		The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)		The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the city of New York, and State of New York, on the 28th day of April 2009.

DWS International Fund, Inc.

By:	/s/ Michael G. Clark
Michael G. Clark
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2009.

SIGNATURE	TITLE

/s/ Michael G. Clark
Michael G. Clark	President

/s/ Paul H. Schubert
Paul H. Schubert	Chief Financial Officer and Treasurer

/s/ John W. Ballantine
John W. Ballantine*	Director

/s/ Henry P. Becton, Jr.
Henry P. Becton, Jr.*	Director

/s/ Dawn-Marie Driscoll
Dawn-Marie Driscoll*	Director

/s/ Keith R. Fox
Keith R. Fox*	Director

/s/ Paul K. Freeman
Paul K. Freeman*	Chairperson and Director

/s/ Kenneth C. Froewiss
Kenneth C. Froewiss*	Director

/s/ Richard J. Herring
Richard J. Herring*	Director

/s/ William McClayton
William McClayton*	Director

/s/ Rebecca W. Rimel
Rebecca W. Rimel*	Director

/s/ William N. Searcy, Jr.
William N. Searcy, Jr.*	Director

/s/ Jean Gleason Stromberg
Jean Gleason Stromberg*	Director

/s/ Robert H. Wadsworth
Robert H. Wadsworth*	Director

/s/ Axel Schwarzer
Axel Schwarzer*	Director

*By:	/s/ John Millette
John Millette**

**	Attorney-in-fact pursuant to the power of attorney previously filed.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
11	Opinion and Consent of Ober, Kaler, Grimes & Shriver, a Professional Corporation

12	Form of Tax Opinion and Consent of Ropes & Gray LLP

14	Consent of PricewaterhouseCoopers LLP